UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06241

Loomis Sayles Funds II

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

December 31, 2020

Loomis Sayles High Income Fund

Loomis Sayles Intermediate Municipal Bond Fund

Loomis Sayles International Growth Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Strategic Alpha Fund

Loomis Sayles Strategic Income Fund

LOOMIS SAYLES HIGH INCOME FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A NEFHX

Brian P. Kennedy	Class C NEHCX

Elaine M. Stokes	Class N LSHNX

Todd P. Vandam, CFA®	Class Y NEHYX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return.

Market Conditions

The financial markets experienced significant volatility in 2020, as investors grappled with the persistent uncertainty surrounding Covid-19. The bulk of the market disruptions occurred in February and March, when world governments first aimed to contain the virus by locking down broad swaths of their economies. Higher-risk assets were hit hard in the ensuing selloff, while demand for “safe-haven” investments surged. The US Federal Reserve (Fed) sought to counter the extraordinary developments by cutting short-term interest rates to zero, reestablishing traditional quantitative easing (QE) through asset purchases in the Treasury and mortgage-backed securities markets, and establishing lending facilities which either have only been used during the Great Financial Crisis or were created for the first time in Fed history, such as the Corporate Credit facility. Aided by the $2.2 trillion stimulus package passed by the US Congress in late March, the Fed’s response fueled an impressive recovery in higher-risk assets from early spring onward. After pausing in the lead-up to the US elections, the rally gained steam in November thanks to the long-awaited headline that coronavirus vaccines would soon become available to the public. The markets took this as an indication that economic conditions could gradually return to normal in 2021, boosting sentiment into year-end.

US Treasurys were the primary beneficiaries of the first-quarter “flight to quality” and the Fed’s subsequent commitment to maintain its low-rate monetary policy indefinitely. Twelve-month returns were progressively higher along the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum), with 30-year issues generating the largest gain.

Although investment-grade corporate bonds suffered a sharp downturn in the February-March selloff, the category finished as the top performing major segment of the fixed income market for the full, 12-month period. Corporates benefited from the gradual improvement in the credit outlook throughout the course of the year, together with rising demand for high-quality alternatives to low-yielding government debt.

High-yield bonds also delivered positive returns, although they were unable to keep pace with investment-grade corporates. The category was supported by hopes for an economic recovery and reduced investor risk aversion. Lower-quality debt was generally harder hit in the February-March downturn due low market liquidity, tempering its return for the full year. Nevertheless, yield spreads — the difference between yields on below investment-grade debt and Treasurys of similar maturities — finished the year close to where they stood in February prior to the selloff associated with Covid-19.

Securitized assets — including mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) — posted positive total returns but failed to keep pace with the broader US bond market. CMBS was the strongest performer in this segment despite concerns about the outlook for commercial real estate in the wake of the pandemic.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of the Loomis Sayles High Income Fund returned 8.19% at net asset value. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, which returned 7.11%.

Explanation of Fund Performance

The remarkable events of 2020 were dominated by the volatility created by the Covid-19 global pandemic. Fueled by extraordinary monetary and fiscal stimulus, markets came roaring back after a sharp selloff during the first quarter of the year, and continued to reach new highs as lockdowns eased and vaccine development progressed. This positive momentum was maintained throughout the final quarter of 2020 as a Covid vaccine was approved and distribution began. Security selection was the primary source of the Fund’s outperformance for the 12-month period. High yield and investment grade corporate credit positions were the largest positive contributors to relative return, aided by consumer cyclical and energy holdings. Exposures to the communications sector within high yield and capital goods sector within investment grade credit were also beneficial for performance.

An allocation to securitized assets detracted as this sector did not keep pace with high yield credit. Within convertible securities, selected energy and consumer non-cyclical holdings weighed on return.

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Outlook

Looking ahead to the upcoming year, there are a number of structural economic factors in place that pose risks to our market outlook, including the ongoing impact of the pandemic, further delay in reaching a fiscal package and any resurgence of trade tensions between the US and China. That said, we are optimistic that economic conditions could continue to show improvement over the next year. This view is reflected in current market prices and appears to be shared by the consensus.

While the recent rise in coronavirus cases has led to renewed containment measures across the US, the likelihood of a vaccine has been priced into markets along with expectations for a fiscal package to arrive in the first quarter of the year. These measures help give us some confidence that the economic recovery could continue to show steady, if uneven, progress. GDP growth rebounded from the steep declines last year and we expect this trend to continue into 2021.

We anticipate limited changes in monetary policy, with the Fed likely maintaining its zero interest rate policy until at least 2023. The Fed has also indicated that full employment and longer-term inflation averages are additional factors in considering any future rate hikes. This accommodative stance should continue to boost investor confidence and demand for yield in a low global rate environment. In addition, we believe the overall health of the consumer, strong housing market and expected inventory rebuilding provide support to our outlook.

The credit markets have been progressing through the cycle,1 and we believe there are increasing signs of a shift towards recovery with corporate profits rebounding, easy monetary policy, balance sheet improvement and potential for large-scale vaccine distribution.

We have been maintaining a balance of liquidity, diversification and risk exposure in our portfolios. Within our credit allocation, we continue to focus on areas where we still see value based on our fundamental research. We are specifically focused on some of the sectors that were hardest hit by the pandemic including the transportation, recreational and hospitality industries. These areas of the economy include credits that have been cheap for their rating, have been able to access the capital markets for liquidity and are likely in a good position to benefit from the recovery.

Despite the higher valuations, we believe there are still selective opportunities in both the investment grade and high yield corporate sectors. Spreads have compressed but can potentially tighten further on improving fundamentals. We are selectively adding corporate credit, particularly in areas of the market that have lagged the recovery.

Our emerging market allocation largely represents US dollar-pay exposure to high quality securities with strong balance sheets and currently attractive real yields. We are holding little foreign currency but continue to evaluate opportunities in markets outside the US as we look for clarity on the outlook for global growth.

Market conditions in the past year have highlighted the notion that investors tend to overreact. The speed and severity of the recession and subsequent sharp rebound were unexpected, but also presented some favorable investment opportunities. These developments have served to reinforce our investment philosophy that markets are highly inefficient in the short term. We believe that we were able to capitalize on these developments in 2020 and that our portfolios are well-positioned to benefit from the expected economic growth and recovery in the new year.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

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LOOMIS SAYLES HIGH INCOME FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2010 through December 31, 2020

Average Annual Total Returns — December 31, 20203

						Express Ratios[4]

	1 Year		5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 2/29/08)
NAV	8.19%		7.88%	6.00%	—%	0.93%	0.75%

Class A (Inception 2/22/84)
NAV	8.16		7.59	5.72	—	1.18	1.00
With 4.25% Maximum Sales Charge	3.53		6.65	5.27	—

Class C (Inception 3/2/98)
NAV	7.30		6.80	4.96	—	1.93	1.75
With CDSC[1]	6.30		6.80	4.96	—

Class N (Inception 11/30/16)
NAV	8.48	[5]	—	—	6.49	0.82	0.70

Comparative Performance
Bloomberg Barclays U.S. Corporate High-Yield Bond Index[2]	7.11		8.59	6.80	6.86

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg Barclays U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt. The Bloomberg Barclays U.S. Corporate High-Yield Bond Index was created in 1986, with history backfilled to July 1, 1983, and rolls up into the Bloomberg Barclays U.S. Universal and Global High-Yield Indices.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

5

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund for financial reporting purposes only, and as such, the total returns reflected above are different from the total returns reported in the financial highlights. The returns presented in the table above are what an investor would have actually experienced.

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LOOMIS SAYLES INTERMEDIATE MUNICIPAL BOND FUND

Managers	Symbols

Dawn Mangerson	Class A MIMAX

James Grabovac, CFA®	Class C MIMCX

Lawrence Jones	Class Y MIMYX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks a high level of federal tax-exempt current income, consistent with the preservation of capital.

Market Conditions

Capital markets concluded a tumultuous year producing positive returns across most asset classes. High-grade municipal yields declined between 70 and 90 basis points, with the largest declines occurring on the shorter end of the yield curve. The pandemic-induced market panic that occurred in March proved short-lived as a rapid and massive easing of monetary policy, combined with multiple rounds of fiscal relief, provided the medicine markets required to gain a foothold from the liquidity panic. Markets subsequently began their climb higher as the year progressed. Lower quality sectors of the municipal market underperformed higher quality, as participants weighed the continued impact of a deep recession caused by the necessity of shutting down large segments of the US and global economies. Recent economic improvement coincident with the approval and rollout of vaccines has increased optimism that the recession will end in 2021 and the path toward recovery will open. However, significant hurdles remain for large segments of the economy, and whether the severity of the pandemic will result in long-term or permanent changes in behavior continues to weigh on many sectors, including real estate related, mass transit, senior care and air travel, to note several. In addition, the disruption and dislocation in K-12 and higher education has been sharp, although federal aid has provided important support. Questions remain, however, about the evolution of the education sector and whether the steady expansion of higher education, in particular, has reached a secular peak in the US.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of the Loomis Sayles Intermediate Municipal Bond Fund returned 3.63% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 5.21%.

Explanation of Fund Performance

Although the Fund produced a meaningfully positive return for the year, it underperformed its benchmark primarily due to yield curve posture, more specifically a 10.5% underweight to the longest portion of the yield curve (22 years and plus), which produced the greatest returns for the period. Additionally, overweight exposures to the higher education and hospital sectors hampered performance as spreads widened, while outperformance of the Fund’s allocations to the local general obligation, leasing and special tax sectors was additive to performance. Furthermore, underperformance in the Fund’s BBB-rated credits was a significant detractor from performance. With respect to state allocations, fund positioning in two of the largest states in the benchmark, California and New York, contributed positively; however, overall state exposure was a drag on performance.

Outlook

The economy and the markets withstood significant damage in the early stages of the pandemic and required unprecedented support from fiscal and monetary policymakers. The Federal Reserve has communicated clearly its intention to continue to keep the policy rate near the zero lower bound at least through this year and likely beyond. Sustaining an economic recovery is also expected to require continuing fiscal relief while the rollout of the vaccines continues and accelerates. We anticipate the new administration will attempt to bring both additional aid for state and local governments and an infrastructure package. We are hopeful that wide distribution of the vaccine alongside continued fiscal and monetary support will provide a glide path toward economic recovery. While we do not anticipate a significant rise in long-term interest rates, there could be modest upward pressure as the economic environment improves. Somewhat higher yields and an increase in municipal supply resulting from an infrastructure package would be welcome developments for municipal investors who have faced constrained supply and record low yields for most of the past year. Municipal investor appetite remains strong and we anticipate the market could absorb any increase in supply.

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LOOMIS SAYLES INTERMEDIATE MUNICIPAL BOND FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4

December 31, 2012 (inception) through December 31, 2020

Average Annual Total Returns — December 31, 20204

				Expense Ratios[5]

	1 Year	5 Years	Life of Fund	Gross	Net

Class Y (Inception 12/31/12)[1]
NAV	3.63%	3.08%	2.74%	1.61%	0.46%

Class A (Inception 12/31/12)[1]
NAV	3.48	2.83	2.46	1.85	0.71
With 3.00% Maximum Sales Charge	0.38	2.21	2.06

Class C (Inception 12/31/12)[1]
NAV	2.71	2.06	1.70	2.61	1.46
With CDSC[2]	1.71	2.06	1.70

Comparative Performance
Bloomberg Barclays Municipal Bond Index[3]	5.21	3.91	3.61

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

December 31, 2012 represents the date shares were first registered for public sale under the Securities Act of 1933. November 16, 2012 represents commencement of operations for accounting and financial reporting purposes only.

2	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	Bloomberg Barclays Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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LOOMIS SAYLES INTERNATIONAL GROWTH FUND

Managers	Symbols

Aziz V. Hamzaogullari, CFA®	Class A	LIGGX

Loomis, Sayles & Company, L.P.	Class C	LIGCX

	Class N	LIGNX

	Class Y	LIGYX

Investment Goal

The Fund’s investment goal is long-term growth of capital.

Market Conditions

International equities moved modestly higher in the abbreviated reporting period that ran from December 15, 2020 to December 31, 2020. The market entered the period on a high note, having rallied significantly over the prior six weeks following the approval of a vaccine for Covid-19. The conclusion of the U.S. election provided a further boost to the markets in this time, as did the ongoing commitment of the world’s central banks to maintain their ultra-accommodative monetary policies indefinitely. The pace of the rally slowed in the final two weeks of the year, as investors paused to digest the previous gains and trading activity decelerated around the holidays. In addition, a number of European countries began to re-institute lockdown measures to combat rising cases of the coronavirus. The tone in the markets remained fairly positive, however, partially as a result of the passage of a long-awaited fiscal stimulus package in the United States. The upbeat close to the year allowed the major international indices to finish 2020 with double-digit Q4 returns despite the dramatic first-quarter selloff caused by Covid-19.

Performance Results

The Loomis Sayles International Growth Fund was launched on December 15, 2020. For the period ending December 31, 2020, Class Y shares of the Fund returned 1.38% at net asset value. The Fund underperformed its benchmark, the MSCI All Country World Index Ex USA Index, which returned 2.57%.

Explanation of Fund Performance

We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. Given the rare confluence of quality, growth, and valuation, we may study dozens of companies but may only invest in a select few businesses each year. We believe identifying those few businesses with these characteristics is an art, not a science. As a result of this rigorous approach, ours is a selective, high-conviction portfolio of typically 30-45 securities.

During the brief period, the Fund’s positions in Baidu, Vipshop, and Kweichow Moutai contributed the most to performance. Stock selection in the communication services and consumer staples sectors, as well as our allocation in the energy sector, contributed positively to relative performance. The Fund’s positions in Alibaba, Tencent, and Sodexo detracted the most from performance. Stock selection in the consumer discretionary and information technology sectors were the biggest detractors from relative performance.

Outlook

Our investment process is characterized by bottom-up fundamental research and a long-term investment time horizon. The nature of the process leads to a lower-turnover portfolio in which sector positioning is the result of stock selection. The Fund ended the year with overweight positions in the consumer staples, consumer discretionary, healthcare, communication services, and information technology sectors and was underweight in the industrials and energy sectors. We had no exposure to stocks in the financials, materials, utilities or real estate sectors. From a geographic standpoint we were overweight in emerging markets and North America and underweight in developed Asia and Europe. We remain committed to our long-term investment approach to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

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LOOMIS SAYLES INTERNATIONAL GROWTH FUND

Top Ten Holdings as of December 31, 2020

Security Name		% of Assets
1	MercadoLibre, Inc.	7.69%
2	Tencent Holdings Ltd.	6.62
3	Alibaba Group Holding Ltd., Sponsored ADR	5.61
4	Roche Holding AG	5.51
5	Novartis AG, (Registered)	4.94
6	Adyen NV	4.89
7	Kweichow Moutai Co. Ltd., Class A	4.44
8	FANUC Corp.	4.22
9	Ambev S.A., ADR	3.90
10	Baidu, Inc., Sponsored ADR	3.65

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

Total Returns — December 31, 20203

		Expense Ratios[4]

	Life of Fund	Gross	Net

Class Y (Inception 12/15/20)
NAV	1.38%	22.50%	0.95%

Class A (Inception 12/15/20)
NAV	1.37	22.75	1.20
With 5.75% Maximum Sales Charge	-4.46

Class C (Inception 12/15/20)
NAV	1.33	23.50	1.95
With CDSC[1]	0.33

Class N (Inception 12/15/20)
NAV	1.38	4.02	0.90

Comparative Performance
MSCI ACWI ex USA Index[2]	2.39

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 27 Emerging Markets (EM) countries. With 2,361 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A	LIGRX

Brian P. Kennedy	Class C	LGBCX

Elaine M. Stokes	Class N	LGBNX

Loomis, Sayles & Company, L.P.	Class Y	LSIIX

	Admin Class	LIGAX

Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

Market Conditions

The financial markets experienced significant volatility in 2020, as investors grappled with the persistent uncertainty surrounding Covid-19. The bulk of the market disruptions occurred in February and March, when world governments first aimed to contain the virus by locking down broad swaths of their economies. Higher-risk assets were hit hard in the ensuing selloff, while demand for “safe-haven” investments surged. The US Federal Reserve (Fed) sought to counter the extraordinary developments by cutting short-term interest rates to zero, reestablishing traditional quantitative easing (QE) through asset purchases in the Treasury and mortgage-backed securities markets, and establishing lending facilities which either have only been used during the Great Financial Crisisor were created for the first time in Fed history, such as the Corporate Credit facility. Aided by the $2.2 trillion stimulus package passed by the US Congress in late March, the Fed’s response fueled an impressive recovery in higher-risk assets from early spring onward. After pausing in the lead-up to the US elections, the rally gained steam in November thanks to the long-awaited headline that coronavirus vaccines would soon become available to the public. The markets took this as an indication that economic conditions could gradually return to normal in 2021, boosting sentiment into year-end.

US Treasurys were the primary beneficiaries of the first-quarter “flight to quality” and the Fed’s subsequent commitment to maintain its low-rate monetary policy indefinitely. Twelve-month returns were progressively higher along the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum), with 30-year issues generating the largest gain.

Although investment-grade corporate bonds suffered a sharp downturn in the February-March selloff, the category finished as the top performing major segment of the fixed income market for the full, 12-month period. Corporates benefited from the gradual improvement in the credit outlook throughout the course of the year, together with rising demand for high-quality alternatives to low-yielding government debt.

High-yield bonds also delivered positive returns, although they were unable to keep pace with investment-grade corporates. The category was supported by hopes for an economic recovery and reduced investor risk aversion. Lower-quality debt was generally harder hit in the February-March downturn due low market liquidity, tempering its return for the full year. Nevertheless, yield spreads — the difference between yields on below investment-grade debt and Treasurys of similar maturities — finished the year close to where they stood in February prior to the selloff associated with Covid-19.

Securitized assets — including mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) — posted positive total returns but failed to keep pace with the broader US bond market. CMBS was the strongest performer in this segment despite concerns about the outlook for commercial real estate in the wake of the pandemic.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of the Loomis Sayles Investment Grade Bond Fund returned 11.68% at net asset value. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index, which returned 8.93%. The Fund also outperformed its secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 7.51%.

Explanation of Fund Performance

The remarkable events of 2020 were dominated by the volatility created by the Covid-19 global pandemic. Fueled by extraordinary monetary and fiscal stimulus, markets came roaring back after a sharp selloff during the first quarter of the year, and continued to reach new highs as lockdowns eased and vaccine development progressed. This positive momentum was maintained throughout the final quarter of 2020 as a Covid vaccine was approved and distribution began. Security selection was the primary source of the Fund’s outperformance for the 12-month period. The Fund’s exposure to investment grade corporate credit was the largest contributor to relative return, aided by banking, communications and consumer non-cyclical holdings. An allocation to high yield corporate credit, particularly within the basic industry and energy sectors, was positive for performance as well. An underweight to US Treasuries was also beneficial as investors favored riskier asset classes given the improving economic outlook.

Exposure to securitized assets and defensive, reserve-like positions detracted as these did not keep pace with corporate credit.

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LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Outlook

Looking ahead to the upcoming year, there are a number of structural economic factors in place that pose risks to our market outlook, including the ongoing impact of the pandemic, further delay in reaching a fiscal package and any resurgence of trade tensions between the US and China. That said, we are optimistic that economic conditions could continue to show improvement over the next year. This view is reflected in current market prices and appears to be shared by the consensus.

While the recent rise in coronavirus cases has led to renewed containment measures across the US, the likelihood of a vaccine has been priced into markets along with expectations for a fiscal package to arrive in the first quarter of the year. These measures help give us some confidence that the economic recovery could continue to show steady, if uneven, progress. GDP growth rebounded from the steep declines last year and we expect this trend to continue into 2021.

We anticipate limited changes in monetary policy, with the Fed likely maintaining its zero interest rate policy until at least 2023. The Fed has also indicated that full employment and longer-term inflation averages are additional factors in considering any future rate hikes. This accommodative stance should continue to boost investor confidence and demand for yield in a low global rate environment. In addition, we believe the overall health of the consumer, strong housing market and expected inventory rebuilding provide support to our outlook.

The credit markets have been progressing through the cycle,1 and we believe there are increasing signs of a shift towards recovery with corporate profits rebounding, easy monetary policy, balance sheet improvement and potential for large-scale vaccine distribution.

We have been maintaining a balance of liquidity, diversification and risk exposure in our portfolios. Within our credit allocation, we continue to focus on areas where we still see value based on our fundamental research. We are specifically focused on some of the sectors that were hardest hit by the pandemic including the transportation, recreational and hospitality industries. These areas of the economy include credits that have been cheap for their rating, have been able to access the capital markets for liquidity and are likely in a good position to benefit from the recovery.

Despite the higher valuations, we believe there are still selective opportunities in both the investment grade and high yield corporate sectors. Spreads have compressed but can potentially tighten further on improving fundamentals. We are selectively adding corporate credit, particularly in areas of the market that have lagged the recovery.

Our emerging market allocation largely represents US dollar-pay exposure to high quality securities with strong balance sheets and currently attractive real yields. We are holding little foreign currency but continue to evaluate opportunities in markets outside the US as we look for clarity on the outlook for global growth.

Market conditions in the past year have highlighted the notion that investors tend to overreact. The speed and severity of the recession and subsequent sharp rebound were unexpected, but also presented some favorable investment opportunities. These developments have served to reinforce our investment philosophy that markets are highly inefficient in the short term. We believe that we were able to capitalize on these developments in 2020 and that our portfolios are well-positioned to benefit from the expected economic growth and recovery in the new year.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

9  |

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2010 through December 31, 2020

Average Annual Total Returns — December 31, 20204

					Expense Ratios[5]

	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 12/31/96)
NAV	11.68%	6.57%	5.07%	—%	0.56%	0.50%

Class A (Inception 12/31/96)
NAV	11.41	6.31	4.80	—	0.81	0.75
With 4.25% Maximum Sales Charge	6.70	5.39	4.35	—

Class C (Inception 9/12/03)
NAV	10.61	5.52	4.02	—	1.56	1.50
With CDSC[1]	9.61	5.52	4.02	—

Class N (Inception 2/1/13)
NAV	11.74	6.65	—	4.24	0.47	0.45

Admin Class (Inception 2/1/10)
NAV	11.17	6.07	4.56	—	1.06	1.00

Comparative Performance
Bloomberg Barclays U.S. Government/Credit Bond Index[2]	8.93	4.98	4.19	3.70
Bloomberg Barclays U.S. Aggregate Bond Index[3]	7.51	4.44	3.84	3.43

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

The Bloomberg Barclays U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Barclays Capital. The U.S. Government/Credit Bond Index includes investment grade, US dollar denominated, fixed rate Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporate securities. The U.S. Government/Credit Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the Bloomberg Barclays U.S. Aggregate Index.

3

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based index that covers the U.S.-dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the U.S. Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  10

LOOMIS SAYLES STRATEGIC ALPHA FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A LABAX

Kevin P. Kearns*	Class C LABCX

Brian P. Kennedy**	Class N LASNX

Elaine M. Stokes**	Class Y LASYX

Todd P. Vandam, CFA®

Loomis, Sayles & Company, L.P.

*	Effective January 8, 2021, Kevin P. Kearns no longer serves as portfolio manager of the Fund.
**	Effective January 8, 2021, Brian P. Kennedy and Elaine M. Stokes will join the portfolio management team of the Fund.

Investment Goal

The Fund seeks to provide an attractive absolute total return, complemented by prudent investment management designed to manage risks and protect investor capital. The secondary goal of the Fund is to achieve these returns with relatively low volatility.

Market Conditions

Although investment-grade corporate bonds suffered a sharp downturn in the February-March 2020 selloff, the category finished as the top performing major segment of the fixed income market for the full 12-month period. Corporates benefited from the gradual improvement in the credit outlook throughout the course of the year, together with rising demand for high-quality alternatives to low-yielding government debt.

High-yield bonds also delivered positive returns, although they were unable to keep pace with investment-grade corporates. The category was supported by hopes for an economic recovery and reduced investor risk aversion. Lower-quality debt was generally harder hit in the February-March downturn due to low market liquidity, tempering its return for the full year. Nevertheless, yield spreads (the yield differential provided by corporate issues relative to comparable maturity Treasuries) finished the year close to where they stood in February prior to the selloff associated with Covid-19.

Emerging market bonds, while performing poorly in the first quarter, rebounded to finish the year with a solid total return. The asset class was aided by the combination of gradually improving investor sentiment, robust growth in Asia, steadily improving commodity prices, and persistent weakness in the US dollar.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of the Loomis Sayles Strategic Alpha Fund returned 10.19% at net asset value. The Fund outperformed its benchmark, 3-Month LIBOR, which returned 0.66% for the period. The Fund follows an absolute return strategy and is not managed to an index.

Explanation of Fund Performance

Investment grade corporate credit made the largest positive contribution during the period as spreads narrowed. To support the flow of credit to households and businesses, the Federal Reserve (Fed) will likely continue to purchase Treasury securities. With the coronavirus continuing to spread and disrupt markets, the Fed has taken many additional measures to keep the economy afloat such as buying investment grade corporate bonds with the intent of providing a safety net to corporations and their employees. However, one of President Joe Biden’s campaign promises was to reverse the excesses of the Trump tax cuts for corporations, so whether this impacts the current assistance measures the Fed is providing remains to be seen. Within the portfolio, consumer, banking and communications names in particular were the strongest contributors to returns.

High yield corporate bonds bolstered return during the period. Consumer, communications and finance company names led contributions within the high yield allocation as spreads narrowed. A portion of our high yield exposure was expressed through being long the market with High Yield CDX (credit default swap index), where we took advantage of the relatively strong liquidity profile that this instrument provided during the sharp market correction that occurred in the first quarter of 2020. The position performed well during the rest of the year and contributed positively to the overall performance of the Fund. The use of credit default swap/CDX instruments provided individual name and broad index exposure, and as a result, the ability to access overall credit markets and express an investment view quickly and efficiently. High yield bonds have outperformed stocks during the past few economic recoveries, but that has not happened this time around. As noted, against the backdrop of the coronavirus pandemic the Fed intervened with interest rate cuts, to which high yield bonds responded favorably. During the final quarter of 2020, multiple pharmaceutical and biotech companies confirmed they would soon make a Covid-19 vaccine available (while awaiting FDA approval) and verified effectiveness rates in the 95% range. As

11  |

administration of the initial vaccines to healthcare workers and high risk individuals began, the resulting optimism fueled gains in the high yield bond market during the final quarter of 2020.

Emerging markets contributed to returns for the year with owned-no-guarantee oil securities in Mexico aiding performance the most. Since his inauguration in late 2018, Mexican President Andrés Manuel López Obrador has pledged to restore the dominance of local companies such as Pemex by reviving competition among energy companies and ending reforms that were implemented in 2013. Additionally, with the economy struggling due to the global pandemic, Mexico’s energy companies have worked hard to recover and build a solid future.

Currency positioning weighed on performance during the year as the dollar began 2020 as the world’s strongest currency only to see the coronavirus pandemic rock markets. A long forward position in the Norwegian krone particularly detracted. With the Fed’s extreme policy accommodation since late March the dollar has weakened against most major currencies. The US dollar is expected to continue to weaken in 2021 as Fed policies including historically low interest rates remain intact, the economy continues to repair and President Biden begins his first 100 days in office with less reliance on tariffs against China than his predecessor. The interest rate positioning was done using US Treasury futures, with gross notional exposure averaging approximately 10% of overall market value, to establish a duration underweight, which helped contribute positively to the overall performance of the Fund.

Our minimal allocation to bank loans hurt performance in 2020 with the energy sub-sector as the largest detractor. It should be noted that energy lending includes a wide range of financing activities with examples including oil and gas reserves, solar financing, solar farm financing, wind capital, wind farm financing, renewable and sustainable energy financing and biomass fuels financing. Furthermore, the Fed established the Primary Market Corporate Credit Facility for new bond and loan issuance to assist with the flow of credit to large employers impacted by the pandemic.

Outlook

Looking ahead to the upcoming year, there are a number of structural economic factors in place that pose risks to our market outlook, including the ongoing impact of the pandemic, potential delays in reaching agreement on further fiscal stimulus and any resurgence of trade tensions between the US and China. That said, we are optimistic that economic conditions could continue to show improvement over the next year. This view is reflected in current market prices and appears to be shared by the consensus.

We anticipate limited changes in monetary policy, with the Fed likely maintaining its zero interest rate stance until at least 2023. The Fed has also indicated that progress toward attaining full employment and longer-term inflation averages are additional factors in considering any future rate hikes. This accommodative stance should continue to boost investor confidence and demand for yield in a low global rate environment. In addition, we believe the overall health of the consumer, strong housing market and expected inventory rebuilding provide support to our outlook.

We have been maintaining a balance of liquidity, diversification and risk exposure. Within our credit allocation, we continue to focus on areas where we still see value based on our fundamental research. We are specifically focused on some of the sectors that were hardest hit by the pandemic including the transportation, recreation and hospitality industries. These areas of the economy include credits that we view as cheap for their rating, have been able to access the capital markets for liquidity and are likely in a good position to benefit from the recovery.

Despite their higher valuations, we believe there are still selective opportunities in both the investment grade and high yield corporate sectors. Spreads have compressed but can potentially tighten further on improving fundamentals. We are selectively adding corporate credit, particularly in areas of the market that have lagged the recovery.

Market conditions in the past year have highlighted the notion that investors tend to overreact. The speed and severity of the recession and subsequent sharp rebound were unexpected, but also presented some favorable investment opportunities. These developments have served to reinforce our belief that markets are highly inefficient in the short term. We believe that we were able to capitalize on these developments in 2020 and that the Fund is well-positioned to benefit from the expected economic growth and recovery in the new year.

Our emerging market allocation largely represents US dollar-pay exposure to high quality securities with strong balance sheets and currently attractive real yields. We are holding little foreign currency but continue to evaluate opportunities in markets outside the US as we look for clarity on the outlook for global growth.

|  12

LOOMIS SAYLES STRATEGIC ALPHA FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2010 through December 31, 2020

Average Annual Total Returns — December 31, 20204

					Expense Ratios[5]

	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 12/15/10)
NAV	10.19%	4.93%	3.49%	—%	0.74%	0.74%

Class A (Inception 12/15/10)
NAV	9.97	4.67	3.24	—	0.99	0.99
With 4.25% Maximum Sales Charge	5.30	3.77	2.79	—

Class C (Inception 12/15/10)
NAV	9.12	3.89	2.46	—	1.74	1.74
With CDSC[1]	8.12	3.89	2.46	—

Class N (Inception 5/1/17)
NAV	10.36	—	—	4.56	0.67	0.67

Comparative Performance
3-Month LIBOR[2]	0.66	1.46	0.89	1.68
3-Month LIBOR + 300 basis points[3]	3.66	4.46	3.89	4.66

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

3-Month LIBOR, or the London Interbank Offered Rate, represents the average rate at which a leading bank, for a given currency (in this case U.S. dollars), can obtain unsecured funding, and is representative of short-term interest rates.

3	3-Month LIBOR + 300 basis points is created by adding 3.00% to the annual return of 3-Month LIBOR. The calculation is performed on a monthly basis and is subject to the effects of compounding.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

13  |

LOOMIS SAYLES STRATEGIC INCOME FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A	NEFZX

Daniel J. Fuss, CFA®, CIC*	Class C	NECZX

Brian P. Kennedy	Class N	NEZNX

Elaine M. Stokes	Class Y	NEZYX

Loomis, Sayles & Company, L.P.	Admin Class	NEZAX

*	Effective March 1, 2021, Dan Fuss no longer serves as portfolio manager of the Fund.

Investment Goal

The Fund seeks high current income with a secondary objective of capital growth.

Market Conditions

Investors’ appetite for risk surged in the fourth quarter, which contributed to a broad range of nearly all positive returns across credit asset classes. In early November, investors were treated to the long-awaited news that coronavirus vaccines were effective and would soon become available to the public. The prospect of a gradual return to normal economic conditions in 2021 allowed market participants to look beyond recent adverse headlines, including the emergence of a new strain of the virus, ongoing Brexit negotiations, and a slowdown in the economic recovery. Investors instead were focused on and encouraged by the US Federal Reserve (Fed) statements indicating its intention to keep short-term interest rates near zero for a multiyear period. Not least, the resolution to the US election removed a factor that had weighed on sentiment in early autumn.

The developments mentioned above acted as a headwind for the Treasury market. While short-term yields were largely unchanged due to the steady outlook for Fed policy, longer-term yields rose (as prices fell). With Treasurys already having rallied significantly in the first nine months of the year, there was little room for further improvement — particularly in light of rising estimates for both economic growth and inflation in 2021. In addition, demand for “safe haven” assets was muted due to generally positive headlines.

Investment-grade corporate bonds delivered sizable outperformance in the quarter, closing out an impressive year. The combination of an improving credit outlook and stable Fed policy prompted investors to move further out on the risk spectrum in search of more attractive yields.

High yield corporate issues performed very well and finished as the best performing major segment of the bond market for the quarter. Yield spreads — the difference between yields on below investment-grade debt and Treasurys of similar maturities — declined to a level close to where they stood in February prior to the selloff associated with Covid-19.

Securitized assets — including mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) — outperformed Treasurys but trailed both corporates and high yield. The category benefited from the same search for yield that aided other credit-sensitive segments of the fixed-income market, with CMBS outpacing ABS and MBS, respectively.

Emerging market bonds also moved higher in the quarter, with the bulk of the gain occurring in November and December. The asset class made up all of the ground it lost in the February-March selloff, allowing it to finish the full year firmly in positive territory. Emerging-markets debt was boosted by the combination of the “risk-on” environment, rising commodity prices and the persistent weakness in the US dollar.

Performance Results1

For the three months ended December 31, 2020, Class Y shares of the Loomis Sayles Strategic Income Fund returned 5.44% at net asset value. The Fund outperformed its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 0.67%.

Explanation of Fund Performance

Markets finished the year on a positive note as a Covid-19 vaccine was approved and distribution began on a global scale. Credit sectors continued to perform well under these conditions. The Fund’s exposure to high yield corporate credit was the biggest

[1]

Effective December 2, 2020, the Board of Trustees approved a change in the fiscal year-end of the Fund from September 30 to December 31. The Fund performance provided in this section reflects the three-month fiscal period ended December 31, 2020.

|  14

LOOMIS SAYLES STRATEGIC INCOME FUND

contributor to relative return, largely driven by consumer cyclical, energy, and finance company holdings. Exposure to non-US-dollar securities, particularly those denominated in the Mexican peso, helped performance during the period. Within equities, allocations to the communications, consumer non-cyclical and technology sectors generated positive relative performance as stock markets posted strong gains for the quarter.

The Fund’s longer-than-benchmark positioning with respect to duration (and corresponding interest rate sensitivity) within US Treasuries detracted from relative performance.

Outlook

Looking ahead to the upcoming year, there are a number of structural economic factors in place that pose risks to our market outlook, including the ongoing impact of the pandemic, further delay in reaching a fiscal package and any resurgence of trade tensions between the US and China. That said, we are optimistic that economic conditions could continue to show improvement over the next year. This view is reflected in current market prices and appears to be shared by the consensus.

While the recent rise in coronavirus cases has led to renewed containment measures across the US, the likelihood of a vaccine has been priced into markets along with expectations for a fiscal package to arrive in the first quarter of the year. These measures help give us some confidence that the economic recovery could continue to show steady, if uneven, progress. GDP growth rebounded from the steep declines last year and we expect this trend to continue into 2021.

We anticipate limited changes in monetary policy, with the Fed likely maintaining its zero interest rate policy until at least 2023. The Fed has also indicated that full employment and longer-term inflation averages are additional factors in considering any future rate hikes. This accommodative stance should continue to boost investor confidence and demand for yield in a low global rate environment. In addition, we believe the overall health of the consumer, strong housing market and expected inventory rebuilding provide support to our outlook.

The credit markets have been progressing through the cycle,2 and we believe there are increasing signs of a shift towards recovery with corporate profits rebounding, easy monetary policy, balance sheet improvement and potential for large-scale vaccine distribution.

We have been maintaining a balance of liquidity, diversification and risk exposure in our portfolios. Within our credit allocation, we continue to focus on areas where we still see value based on our fundamental research. We are specifically focused on some of the sectors that were hardest hit by the pandemic including the transportation, recreational and hospitality industries. These areas of the economy include credits that have been cheap for their rating, have been able to access the capital markets for liquidity and are likely in a good position to benefit from the recovery.

Despite the higher valuations, we believe there are still selective opportunities in both the investment grade and high yield corporate sectors. Spreads have compressed but can potentially tighten further on improving fundamentals. We are selectively adding corporate credit, particularly in areas of the market that have lagged the recovery.

Our emerging market allocation largely represents US dollar-pay exposure to high quality securities with strong balance sheets and currently attractive real yields. We are holding little foreign currency but continue to evaluate opportunities in markets outside the US as we look for clarity on the outlook for global growth.

Market conditions in the past year have highlighted the notion that investors tend to overreact. The speed and severity of the recession and subsequent sharp rebound were unexpected, but also presented some favorable investment opportunities. These developments have served to reinforce our investment philosophy that markets are highly inefficient in the short term. We believe that we were able to capitalize on these developments in 2020 and that our portfolios are well-positioned to benefit from the expected economic growth and recovery in the new year.

During periods in which the US dollar appreciates relative to foreign currencies, funds that hold non-US-dollar-denominated bonds may realize currency losses in connection with the maturity or sale of certain bonds. These losses impact a fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a fund has available to distribute, even though these bonds continue to generate coupon income.

Fund officers have analyzed the Fund’s current portfolio of investments, realized currency gains and losses, schedule of maturities, and the corresponding amounts of unrealized currency losses that may become realized during the 2021 fiscal year. This analysis is performed regularly to determine how realized currency losses will impact periodic ordinary income distributions for the Fund. Based on the limited foreign currency exposures held by the Fund on the most recent quarterly analysis (as of December 31, 2020), Fund

[2]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

15  |

officers do not anticipate realized currency losses will have an impact on the distributions in the 2021 fiscal year. This analysis is based on certain assumptions including, but not limited to, the level of foreign currency exchange rates, security prices, interest rates, the Fund adviser’s ability to manage realized currency losses, and the net asset level of the Fund. Changes to these assumptions could materially impact the analysis and the amounts of future Fund distributions. Fund officers will continue to monitor these amounts on a regular basis and take the necessary actions required to manage the Fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2010 through December 31, 2020

See notes to chart on page 17.

|  16

LOOMIS SAYLES STRATEGIC INCOME FUND

Average Annual Total Returns — December 31, 20204

						Expense Ratios[5]

	3 Months	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 12/1/99)
NAV	5.44%	1.40%	5.04%	5.09%	—%	0.71%	0.71%

Class A (Inception 5/1/95)
NAV	5.37	1.15	4.77	4.83	—	0.96	0.96
With 4.25% Maximum Sales Charge	0.91	-3.14	3.86	4.37	—

Class C (Inception 5/1/95)
NAV	5.17	0.38	3.98	4.04	—	1.71	1.71
With CDSC[1]	4.17	-0.59	3.98	4.04	—

Class N (Inception 2/1/13)
NAV	5.39	1.49	5.12	—	4.04	0.63	0.63

Admin Class (Inception 2/1/10)
NAV	5.24	0.82	4.52	4.57	—	1.20	1.20

Comparative Performance
Bloomberg Barclays U.S. Aggregate Bond Index[2]	0.67	7.51	4.44	3.84	3.43
Bloomberg Barclays U.S. Universal Bond Index[3]	1.29	7.58	4.87	4.16	3.70

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C share performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3

The Bloomberg Barclays U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Bond Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

17  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at im.natixis.com/funddocuments. A hard copy may be requested from the Fund at no charge by calling 800-225-5478.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

|  18

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2020 through December 31, 2020. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,129.80	$5.35
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08
Class C
Actual	$1,000.00	$1,127.70	$9.36
Hypothetical (5% return before expenses)	$1,000.00	$1,016.34	$8.87
Class N
Actual	$1,000.00	$1,134.20	$3.76	**
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.56
Class Y
Actual	$1,000.00	$1,131.60	$4.02
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.81

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.00%, 1.75%, 0.70% and 0.75% for Class A, C, N and Y Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

**

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes. Amounts expressed in the table include the effect of such adjustments.

19  |

LOOMIS SAYLES INTERMEDIATE MUNICIPAL BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD 7/1/2020 – 12/31/2020*
Class A
Actual	$1,000.00	$1,022.00	$3.56
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.56
Class C
Actual	$1,000.00	$1,018.20	$7.36
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.35
Class Y
Actual	$1,000.00	$1,023.30	$2.29
Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	$2.29

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.70%, 1.45% and 0.45% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

LOOMIS SAYLES INTERNATIONAL GROWTH FUND	BEGINNING ACCOUNT VALUE 7/1/2020[1]	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD 7/1/2020[1] – 12/31/2020
Class A
Actual	$1,000.00	$1,013.70	$0.53	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09	*
Class C
Actual	$1,000.00	$1,013.30	$0.86	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,015.33	$9.88	*
Class N
Actual	$1,000.00	$1,013.80	$0.40	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.57	*
Class Y
Actual	$1,000.00	$1,013.80	$0.42	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82	*

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95%, 0.90% and 0.95% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

[1]

Fund commenced operations on December 15, 2020. Actual expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 1.20%, 1.95%, 0.90% and 0.95% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (16), divided by 366 (to reflect the partial period).

|  20

LOOMIS SAYLES INVESTMENT GRADE BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,056.30	$3.88
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.81
Class C
Actual	$1,000.00	$1,052.80	$7.74
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.61
Class N
Actual	$1,000.00	$1,057.90	$2.33
Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	$2.29
Class Y
Actual	$1,000.00	$1,057.60	$2.59
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	$2.54
Admin Class
Actual	$1,000.00	$1,055.10	$5.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.75%, 1.50%, 0.45%, 0.50% and 1.00% for Class A, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

LOOMIS SAYLES STRATEGIC ALPHA FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,078.10	$5.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.03
Class C
Actual	$1,000.00	$1,073.50	$9.02
Hypothetical (5% return before expenses)	$1,000.00	$1,016.44	$8.77
Class N
Actual	$1,000.00	$1,080.00	$3.56
Hypothetical (5% return before expenses)	$1,000.00	$1,021.72	$3.46
Class Y
Actual	$1,000.00	$1,079.70	$3.87
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.76

*

Expenses are equal to the Fund’s annualized expense ratio: 0.99%, 1.73%, 0.68% and 0.74% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

21  |

LOOMIS SAYLES STRATEGIC INCOME FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,084.90	$5.10
Hypothetical (5% return before expenses)	$1,000.00	$1,020.32	$4.94
Class C
Actual	$1,000.00	$1,080.90	$9.02
Hypothetical (5% return before expenses)	$1,000.00	$1,016.54	$8.74
Class N
Actual	$1,000.00	$1,086.10	$3.42
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31
Class Y
Actual	$1,000.00	$1,086.40	$3.79
Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	$3.67
Admin Class
Actual	$1,000.00	$1,083.10	$6.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$6.21

*

Expenses are equal to the Fund’s annualized expense ratio: 0.97%, 1.72%, 0.65%, 0.72% and 1.22% for Class A, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  22

BOARD APPROVAL OF THE INITIAL ADVISORY AGREEMENT FOR LOOMIS SAYLES INTERNATIONAL GROWTH FUND

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees of the Trust (the “Board”) and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately, initially approve any new investment advisory agreements for a registered investment company, including a newly formed fund such as the Loomis Sayles International Growth Fund (the “Fund”). The Trustees, including the Independent Trustees, unanimously approved, for an initial two-year term, the proposed investment advisory agreement (the “Agreement”) for the Fund at a meeting held on December 3, 2020.

In connection with this review, Fund management and other representatives of the Fund’s adviser, Loomis, Sayles & Company, L.P. (the “Adviser”), distributed to the Trustees materials including, among other items, information regarding (i) the Fund’s investment objective, strategies and risks, (ii) the proposed advisory fee and other expenses to be charged to the Fund, including information comparing the Fund’s expenses to those of peer groups and categories of funds and the proposed expense cap, (iii) the size, education and experience of the Adviser’s investment staff and the investment strategies proposed to be used in managing the Fund, (iv) proposed arrangements for the distribution of the Fund’s shares, (v) information about the Adviser’s performance, and (vi) the general economic outlook with particular emphasis on the asset management industry.

The Trustees also considered the fact that they oversee other funds advised by the Adviser as well as information about the Adviser they had received in connection with their oversight of those other funds. Because the Fund is newly formed and had not commenced operations at the time of the Trustees’ review, certain information, including data relating to Fund performance, was not available, and therefore could not be distributed to the Trustees. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Adviser.

In considering whether to initially approve the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services to be provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services to be provided by the Adviser and its affiliates to the Fund and the resources to be dedicated to the Fund by the Adviser and its affiliates. The Trustees considered their experience with other funds advised by the Adviser, as well as the affiliation between the Adviser and Natixis Investment Managers, LLC (“Natixis Investment Managers”), whose affiliates provide investment advisory services to other funds in the same family of mutual funds. In this regard, the Trustees considered not only the advisory services proposed to be provided by the Adviser to the Fund, but also the monitoring and oversight services proposed to be provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services proposed to be provided by Natixis Advisors and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the scope of the services to be provided to the Fund under the Agreement seemed consistent with the Fund’s operational requirements, and that the Adviser had the capabilities, resources and personnel necessary to provide the advisory services that would be required by the Fund. The Trustees determined that the nature, extent and quality of services proposed to be provided under the Agreement supported approval of the Agreement.

Investment performance of the Fund and the Adviser. Because the Fund had not yet commenced operations, performance information for the Fund was not considered; however, the Board considered the performance of other funds managed by the Adviser.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that these relevant factors supported approval of the Agreement.

The costs of the services to be provided by the Adviser and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. Although the Fund had not yet commenced operations at the time of the Trustees’ review of the Agreement, the Trustees reviewed information comparing the proposed advisory fees and estimated total expenses of the Fund with the fees and expenses of comparable funds identified by the Adviser, including information about how those funds were selected and information about differences in such fees. In evaluating the Fund’s proposed advisory fee, the Trustees also took into account the demands,

23  |

complexity and quality of the investment management of the Fund. The Trustees also noted that the Fund would have an expense cap in place. In addition, the Trustees considered information regarding the administrative and distribution fees to be paid by the Fund to the Adviser’s affiliates.

Because the Fund had not yet commenced operations, historical profitability information with respect to the Fund was not considered. However, the Trustees noted the information provided in court cases in which adviser profitability was an issue, the estimated expense level of the Fund, and that the Fund would be subject to an expense cap.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee and expenses proposed to be charged to the Fund were fair and reasonable, and supported the approval of the Agreement.

Economies of scale. The Trustees considered the extent to which the Adviser may realize economies of scale in the provision of services by the Adviser, and whether those economies could be shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense caps. The Trustees noted that the Fund will be subject to an expense cap. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale might be shared with the Fund supported the approval of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The compliance-related resources the Adviser and its affiliates would provide to the Fund.

•

The nature, quality, cost and extent of administrative and shareholder services to be performed by the Adviser and its affiliates, both under the Agreement and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser and its affiliates, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Agreement should be approved.

|  24

Portfolio of Investments – as of December 31, 2020

Loomis Sayles High Income Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 88.3% of Net Assets
Non-Convertible Bonds — 83.6%
	ABS Home Equity — 0.3%
$205,000	Credit Suisse Mortgage Trust, Series 2018-RPL8, Class A2, 4.164%, 7/25/2058, 144A(a)	$205,038
138,646	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.330%, 0.482%, 9/19/2045(b)	104,068

		309,106

	Aerospace & Defense — 4.8%
30,000	Boeing Co. (The), 3.250%, 2/01/2035	30,765
155,000	Boeing Co. (The), 3.375%, 6/15/2046	151,250
45,000	Boeing Co. (The), 3.500%, 3/01/2039	45,526
20,000	Boeing Co. (The), 3.550%, 3/01/2038	20,404
105,000	Boeing Co. (The), 3.625%, 3/01/2048	105,867
30,000	Boeing Co. (The), 3.650%, 3/01/2047	30,367
60,000	Boeing Co. (The), 3.750%, 2/01/2050	62,748
5,000	Boeing Co. (The), 3.825%, 3/01/2059	5,079
10,000	Boeing Co. (The), 3.850%, 11/01/2048	10,315
15,000	Boeing Co. (The), 3.900%, 5/01/2049	15,918
1,065,000	Boeing Co. (The), 5.150%, 5/01/2030	1,288,918
10,000	Boeing Co. (The), 5.705%, 5/01/2040	12,977
630,000	Boeing Co. (The), 5.805%, 5/01/2050	868,231
50,000	Boeing Co. (The), 5.930%, 5/01/2060	70,930
260,000	Bombardier, Inc., 6.000%, 10/15/2022, 144A	255,229
370,000	Bombardier, Inc., 6.125%, 1/15/2023, 144A	361,675
100,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	106,001
140,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	148,751
263,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	311,608
60,000	Moog, Inc., 4.250%, 12/15/2027, 144A	62,250
350,000	Spirit AeroSystems, Inc., 4.600%, 6/15/2028	346,062
190,000	Spirit AeroSystems, Inc., 7.500%, 4/15/2025, 144A	203,775
100,000	TransDigm, Inc., 5.500%, 11/15/2027	105,130
450,000	TransDigm, Inc., 6.250%, 3/15/2026, 144A	479,250
205,000	TransDigm, Inc., 6.500%, 5/15/2025	210,637
70,000	Wolverine Escrow LLC, 9.000%, 11/15/2026, 144A	66,259

		5,375,922

	Airlines — 0.4%
30,000	American Airlines Group, Inc., 5.000%, 6/01/2022, 144A	26,970
160,000	American Airlines, Inc., 11.750%, 7/15/2025, 144A	184,520
200,000	Delta Air Lines, Inc., 7.375%, 1/15/2026	228,461

		439,951

	Automotive — 4.4%
200,000	Clarios Global LP/Clarios U.S. Finance Co., 8.500%, 5/15/2027, 144A	217,282
75,000	Dana Financing Luxembourg S.a.r.l., 5.750%, 4/15/2025, 144A	77,813
1,510,000	Ford Motor Co., 9.000%, 4/22/2025	1,851,275
1,170,000	Ford Motor Credit Co. LLC, 4.000%, 11/13/2030	1,228,500
200,000	Ford Motor Credit Co. LLC, 5.113%, 5/03/2029	222,740
555,000	General Motors Co., 5.200%, 4/01/2045	674,007
150,000	General Motors Co., 6.750%, 4/01/2046	216,111
105,000	Goodyear Tire & Rubber Co. (The), 4.875%, 3/15/2027	107,362
115,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	117,012
40,000	Meritor, Inc., 4.500%, 12/15/2028, 144A	41,000
100,000	PM General Purchaser LLC, 9.500%, 10/01/2028, 144A	110,750
	Automotive — continued
40,000	Tenneco, Inc., 7.875%, 1/15/2029, 144A	44,910

		4,908,762

	Banking — 1.0%
400,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	418,560
265,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026, 144A	303,317
400,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	440,135

		1,162,012

	Building Materials — 1.8%
20,000	Boise Cascade Co., 4.875%, 7/01/2030, 144A	21,650
265,000	Builders FirstSource, Inc., 5.000%, 3/01/2030, 144A	287,027
285,000	Cemex SAB de CV, 5.200%, 9/17/2030, 144A	312,502
430,000	Cemex SAB de CV, 5.700%, 1/11/2025, 144A	439,460
125,000	Cornerstone Building Brands, Inc., 6.125%, 1/15/2029, 144A	132,812
50,000	CP Atlas Buyer, Inc., 7.000%, 12/01/2028, 144A	52,000
240,000	James Hardie International Finance DAC, 5.000%, 1/15/2028, 144A	254,921
55,000	LBM Acquisition LLC, 6.250%, 1/15/2029, 144A	56,788
45,000	Summit Materials LLC/Summit Materials Finance Corp., 5.250%, 1/15/2029, 144A	47,250
165,000	U.S. Concrete, Inc., 5.125%, 3/01/2029, 144A	169,950
189,000	U.S. Concrete, Inc., 6.375%, 6/01/2024	193,725
30,000	White Cap Buyer LLC, 6.875%, 10/15/2028, 144A	31,988

		2,000,073

	Cable Satellite — 5.4%
210,000	Altice Financing S.A., 5.000%, 1/15/2028, 144A	215,173
80,000	Block Communications, Inc., 4.875%, 3/01/2028, 144A	82,400
1,310,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	1,380,321
165,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 5/01/2032, 144A	176,174
835,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.750%, 3/01/2030, 144A	900,965
205,000	Connect Finco S.a.r.l./Connect U.S. Finco LLC, 6.750%, 10/01/2026, 144A	220,826
605,000	CSC Holdings LLC, 4.125%, 12/01/2030, 144A	632,588
650,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	678,437
150,000	DISH DBS Corp., 7.375%, 7/01/2028	159,750
290,000	DISH DBS Corp., 7.750%, 7/01/2026	324,803
185,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.500%, 9/15/2028, 144A	194,944
250,000	Sirius XM Radio, Inc., 4.125%, 7/01/2030, 144A	266,094
200,000	ViaSat, Inc., 6.500%, 7/15/2028, 144A	216,442
225,000	Virgin Media Finance PLC, 5.000%, 7/15/2030, 144A	233,437
200,000	Ziggo BV, 4.875%, 1/15/2030, 144A	210,204
201,000	Ziggo BV, 5.500%, 1/15/2027, 144A	209,794

		6,102,352

	Chemicals — 0.9%
125,000	Chemours Co. (The), 5.375%, 5/15/2027	133,125
330,000	Hercules LLC, 6.500%, 6/30/2029	351,915
140,000	Hexion, Inc., 7.875%, 7/15/2027, 144A	149,800
20,000	Methanex Corp., 5.250%, 12/15/2029	21,675
85,000	Methanex Corp., 5.650%, 12/01/2044	91,163
185,000	Olin Corp., 5.000%, 2/01/2030	197,025
65,000	Olin Corp., 5.125%, 9/15/2027	67,999
5,000	Olin Corp., 5.625%, 8/01/2029	5,431

		1,018,133

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Consumer Cyclical Services — 5.4%
$130,000	ANGI Group LLC, 3.875%, 8/15/2028, 144A	$132,275
35,000	Arches Buyer, Inc., 6.125%, 12/01/2028, 144A	36,145
1,005,000	Expedia Group, Inc., 3.250%, 2/15/2030	1,045,945
170,000	Expedia Group, Inc., 4.625%, 8/01/2027, 144A	189,934
405,000	Expedia Group, Inc., 6.250%, 5/01/2025, 144A	469,436
205,000	Expedia Group, Inc., 7.000%, 5/01/2025, 144A	225,953
420,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.250%, 1/15/2028, 144A	450,908
10,000	QVC, Inc., 4.450%, 2/15/2025	10,678
10,000	QVC, Inc., 4.850%, 4/01/2024	10,775
185,000	Realogy Group LLC/Realogy Co-Issuer Corp., 7.625%, 6/15/2025, 144A	200,858
80,000	Realogy Group LLC/Realogy Co-Issuer Corp., 9.375%, 4/01/2027, 144A	88,600
240,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	279,300
200,000	Staples, Inc., 7.500%, 4/15/2026, 144A	208,854
605,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	657,937
410,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	451,000
1,485,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	1,620,684

		6,079,282

	Consumer Products — 0.5%
160,000	Energizer Holdings, Inc., 4.375%, 3/31/2029, 144A	165,683
115,000	Mattel, Inc., 5.875%, 12/15/2027, 144A	127,794
65,000	Newell Brands, Inc., 4.875%, 6/01/2025	71,519
175,000	Prestige Brands, Inc., 5.125%, 1/15/2028, 144A	186,594

		551,590

	Diversified Manufacturing — 0.4%
200,000	Vertical U.S. Newco, Inc., 5.250%, 7/15/2027, 144A	212,000
215,000	WESCO Distribution, Inc., 7.250%, 6/15/2028, 144A	244,517

		456,517

	Electric — 1.2%
510,000	Calpine Corp., 5.125%, 3/15/2028, 144A	536,505
300,000	FirstEnergy Transmission LLC, 5.450%, 7/15/2044, 144A	380,659
140,000	PG&E Corp., 5.000%, 7/01/2028	149,100
135,000	PG&E Corp., 5.250%, 7/01/2030	148,500
110,000	Talen Energy Supply LLC, 10.500%, 1/15/2026, 144A	97,848

		1,312,612

	Environmental — 0.2%
175,000	GFL Environmental, Inc., 4.000%, 8/01/2028, 144A	176,313

	Finance Companies — 3.4%
180,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.500%, 7/15/2025	215,181
355,000	Aviation Capital Group LLC, 5.500%, 12/15/2024, 144A	393,009
260,000	Freedom Mortgage Corp., 7.625%, 5/01/2026, 144A	275,002
170,000	Navient Corp., 5.000%, 3/15/2027	171,488
250,000	Navient Corp., 6.500%, 6/15/2022	264,560
400,000	Navient Corp., 6.750%, 6/25/2025	435,000
460,000	OneMain Finance Corp., 7.125%, 3/15/2026	543,950
170,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/2025, 144A	174,250
490,000	Quicken Loans LLC, 5.250%, 1/15/2028, 144A	523,075
325,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	331,500
485,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	503,187

		3,830,202

	Financial Other — 1.6%
1,295,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	1,388,240
225,000	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030, 144A	235,175
120,000	Nationstar Mortgage Holdings, Inc., 6.000%, 1/15/2027, 144A	127,350

		1,750,765

	Food & Beverage — 2.4%
45,000	Aramark Services, Inc., 4.750%, 6/01/2026	46,325
65,000	Aramark Services, Inc., 5.000%, 2/01/2028, 144A	68,494
230,000	Aramark Services, Inc., 6.375%, 5/01/2025, 144A	245,813
635,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	684,320
320,000	Kraft Heinz Foods Co., 4.875%, 10/01/2049, 144A	373,319
180,000	Kraft Heinz Foods Co., 5.000%, 6/04/2042	210,825
10,000	Kraft Heinz Foods Co., 5.200%, 7/15/2045	11,891
75,000	Kraft Heinz Foods Co., 5.500%, 6/01/2050, 144A	94,481
120,000	Performance Food Group, Inc., 5.500%, 10/15/2027, 144A	126,600
270,000	Pilgrim’s Pride Corp., 5.875%, 9/30/2027, 144A	292,845
110,000	Post Holdings, Inc., 5.500%, 12/15/2029, 144A	120,038
335,000	Post Holdings, Inc., 5.750%, 3/01/2027, 144A	354,681
120,000	TreeHouse Foods, Inc., 4.000%, 9/01/2028	124,125

		2,753,757

	Gaming — 3.2%
375,000	Boyd Gaming Corp., 4.750%, 12/01/2027	389,531
220,000	Caesars Entertainment, Inc., 6.250%, 7/01/2025, 144A	234,300
235,000	Caesars Entertainment, Inc., 8.125%, 7/01/2027, 144A	260,150
140,000	Caesars Resort Collection LLC/CRC Finco, Inc., 5.250%, 10/15/2025, 144A	141,483
100,000	Caesars Resort Collection LLC/CRC Finco, Inc., 5.750%, 7/01/2025, 144A	105,958
490,000	International Game Technology PLC, 5.250%, 1/15/2029, 144A	527,975
205,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.500%, 1/15/2028	218,095
255,000	MGM Resorts International, 5.500%, 4/15/2027	284,197
115,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	123,649
115,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	126,213
230,000	Studio City Finance Ltd., 6.500%, 1/15/2028, 144A	246,066
155,000	VICI Properties LP/VICI Note Co., Inc., 4.125%, 8/15/2030, 144A	163,623
370,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.500%, 3/01/2025, 144A	386,187
250,000	Wynn Macau Ltd., 5.125%, 12/15/2029, 144A	255,312
165,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029, 144A	172,838

		3,635,577

	Government Owned – No Guarantee — 0.5%
340,000	Petroleos Mexicanos, 5.950%, 1/28/2031	339,150
280,000	YPF S.A., 6.950%, 7/21/2027, 144A	201,600

		540,750

	Healthcare — 4.8%
235,000	CHS/Community Health Systems, Inc., 6.000%, 1/15/2029, 144A	253,861
440,000	CHS/Community Health Systems, Inc., 5.625%, 3/15/2027, 144A	473,110

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2020

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Healthcare — continued
$615,000	CHS/Community Health Systems, Inc., 6.625%, 2/15/2025, 144A	$647,275
300,000	CHS/Community Health Systems, Inc., 8.000%, 3/15/2026, 144A	323,250
95,000	CHS/Community Health Systems, Inc., 8.125%, 6/30/2024, 144A	98,325
240,000	DaVita, Inc., 3.750%, 2/15/2031, 144A	243,686
155,000	Encompass Health Corp., 4.500%, 2/01/2028	161,975
300,000	Encompass Health Corp., 4.750%, 2/01/2030	321,375
170,000	HCA, Inc., 7.050%, 12/01/2027	205,913
145,000	HCA, Inc., 7.500%, 11/06/2033	201,550
515,000	HCA, Inc., MTN, 7.750%, 7/15/2036	665,637
270,000	LifePoint Health, Inc., 5.375%, 1/15/2029, 144A	269,420
85,000	MPH Acquisition Holdings LLC, 5.750%, 11/01/2028, 144A	83,538
40,000	Providence Service Corp. (The), 5.875%, 11/15/2025, 144A	42,300
75,000	RP Escrow Issuer LLC, 5.250%, 12/15/2025, 144A	78,380
75,000	Select Medical Corp., 6.250%, 8/15/2026, 144A	80,769
100,000	Surgery Center Holdings, Inc., 6.750%, 7/01/2025, 144A	101,750
100,000	Tenet Healthcare Corp., 4.625%, 6/15/2028, 144A	104,750
685,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	713,756
355,000	Tenet Healthcare Corp., 6.250%, 2/01/2027, 144A	376,300

		5,446,920

	Home Construction — 1.1%
215,000	Brookfield Residential Properties, Inc./Brookfield Residential U.S Corp., 4.875%, 2/15/2030, 144A	222,268
1,200,000	Corporacion GEO SAB de CV, 8.875%, 3/27/2022, 144A(c)(d)(e)	—
100,000	Empire Communities Corp., 7.000%, 12/15/2025, 144A	105,386
230,000	KB Home, 4.800%, 11/15/2029	252,425
165,000	Mattamy Group Corp., 4.625%, 3/01/2030, 144A	176,260
195,000	Taylor Morrison Communities, Inc., 5.125%, 8/01/2030, 144A	218,400
185,000	Taylor Morrison Communities, Inc., 5.750%, 1/15/2028, 144A	209,512
90,000	TRI Pointe Group, Inc., 5.700%, 6/15/2028	101,610

		1,285,861

	Independent Energy — 5.5%
35,000	Antero Resources Corp., 8.375%, 7/15/2026, 144A	35,724
190,000	Apache Corp., 4.250%, 1/15/2030	199,500
105,000	Apache Corp., 4.250%, 1/15/2044	103,596
115,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.000%, 11/01/2026, 144A	108,963
195,000	Centennial Resource Production LLC, 8.000%, 6/01/2025, 144A	171,600
130,000	Comstock Resources, Inc., 9.750%, 8/15/2026	140,075
185,000	Continental Resources, Inc., 3.800%, 6/01/2024	191,033
30,000	Continental Resources, Inc., 4.375%, 1/15/2028	30,756
160,000	Continental Resources, Inc., 4.900%, 6/01/2044	158,242
50,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	55,499
65,000	Devon Energy Corp., 5.600%, 7/15/2041	79,494
30,000	Endeavor Energy Resources LP/EER Finance, Inc., 5.500%, 1/30/2026, 144A	30,785
50,000	Endeavor Energy Resources LP/EER Finance, Inc., 6.625%, 7/15/2025, 144A	53,500
5,000	EQT Corp., 5.000%, 1/15/2029	5,272
55,000	EQT Corp., 7.875%, 2/01/2025	62,631
225,000	EQT Corp., 8.750%, 2/01/2030	275,625
85,000	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	93,093
	Independent Energy — continued
125,000	Leviathan Bond Ltd., 6.500%, 6/30/2027, 144A	140,834
70,000	Matador Resources Co., 5.875%, 9/15/2026	68,600
130,000	MEG Energy Corp., 7.125%, 2/01/2027, 144A	134,225
130,000	Murphy Oil Corp., 6.375%, 12/01/2042	114,563
590,000	Occidental Petroleum Corp., 2.900%, 8/15/2024	567,875
40,000	Occidental Petroleum Corp., 3.000%, 2/15/2027	35,600
20,000	Occidental Petroleum Corp., 3.400%, 4/15/2026	19,068
620,000	Occidental Petroleum Corp., 3.500%, 6/15/2025	598,895
155,000	Occidental Petroleum Corp., 3.500%, 8/15/2029	141,851
50,000	Occidental Petroleum Corp., 4.100%, 2/15/2047	40,873
60,000	Occidental Petroleum Corp., 4.200%, 3/15/2048	48,900
325,000	Occidental Petroleum Corp., 4.400%, 8/15/2049	273,910
145,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	151,371
225,000	Occidental Petroleum Corp., 5.875%, 9/01/2025	239,625
110,000	Occidental Petroleum Corp., 8.500%, 7/15/2027	126,945
100,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	117,375
165,000	Ovintiv Exploration, Inc., 5.375%, 1/01/2026	177,069
150,000	Ovintiv, Inc., 6.500%, 8/15/2034	173,706
30,000	Ovintiv, Inc., 6.625%, 8/15/2037	33,474
10,000	Ovintiv, Inc., 7.375%, 11/01/2031	11,873
110,000	Parsley Energy LLC/Parsley Finance Corp., 5.375%, 1/15/2025, 144A	113,124
135,000	Range Resources Corp., 9.250%, 2/01/2026	141,075
38,000	Range Resources Corp., 5.000%, 3/15/2023	37,050
270,000	Seven Generations Energy Ltd., 5.375%, 9/30/2025, 144A	274,725
86,000	SM Energy Co., 10.000%, 1/15/2025, 144A	92,780
200,000	Southwestern Energy Co., 6.450%, 1/23/2025	208,000
30,000	Southwestern Energy Co., 7.500%, 4/01/2026	31,470
20,000	Southwestern Energy Co., 7.750%, 10/01/2027	21,594
115,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 9.750%, 4/15/2023, 144A(f)(g)	92,000
60,000	WPX Energy, Inc., 5.250%, 10/15/2027	63,577
100,000	WPX Energy, Inc., 5.875%, 6/15/2028	109,003

		6,196,418

	Industrial Other — 0.6%
65,000	Hillenbrand, Inc., 5.750%, 6/15/2025	70,200
445,000	HTA Group Ltd. Co., 7.000%, 12/18/2025, 144A	478,375
130,000	Installed Building Products, Inc., 5.750%, 2/01/2028, 144A	138,450

		687,025

	Integrated Energy — 0.6%
30,000	Cenovus Energy, Inc., 4.250%, 4/15/2027	32,761
20,000	Cenovus Energy, Inc., 5.250%, 6/15/2037	22,642
110,000	Cenovus Energy, Inc., 5.375%, 7/15/2025	124,019
200,000	Cenovus Energy, Inc., 5.400%, 6/15/2047	234,781
200,000	Geopark Ltd., 6.500%, 9/21/2024, 144A	207,344

		621,547

	Leisure — 1.4%
150,000	Carnival Corp., 7.625%, 3/01/2026, 144A	163,423
135,000	Carnival Corp., 9.875%, 8/01/2027, 144A	155,250
120,000	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.375%, 6/01/2024	120,300
145,000	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 6.500%, 10/01/2028, 144A	157,238
110,000	Live Nation Entertainment, Inc., 3.750%, 1/15/2028, 144A	111,144
380,000	Live Nation Entertainment, Inc., 4.750%, 10/15/2027, 144A	389,470
175,000	Royal Caribbean Cruises Ltd., 11.500%, 6/01/2025, 144A	204,584

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Leisure — continued
$120,000	Six Flags Entertainment Corp., 4.875%, 7/31/2024, 144A	$120,104
180,000	Speedway Motorsports LLC/Speedway Funding II, Inc., 4.875%, 11/01/2027, 144A	178,200

		1,599,713

	Lodging — 1.5%
605,000	Marriott Ownership Resorts, Inc., 4.750%, 1/15/2028	614,075
10,000	Marriott Ownership Resorts, Inc., 6.125%, 9/15/2025, 144A	10,650
130,000	Marriott Ownership Resorts, Inc./ILG LLC, 6.500%, 9/15/2026	135,850
20,000	Wyndham Destinations, Inc., 3.900%, 3/01/2023	20,400
570,000	Wyndham Destinations, Inc., 4.625%, 3/01/2030, 144A	602,775
235,000	Wyndham Destinations, Inc., 6.625%, 7/31/2026, 144A	269,075

		1,652,825

	Media Entertainment — 4.3%
200,000	Clear Channel International BV, 6.625%, 8/01/2025, 144A	211,000
160,000	Clear Channel Worldwide Holdings, Inc., 9.250%, 2/15/2024	162,000
255,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 5.375%, 8/15/2026, 144A	207,187
180,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/2027, 144A	108,900
265,000	Gray Television, Inc., 4.750%, 10/15/2030, 144A	269,969
260,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	266,825
1,166,125	iHeartCommunications, Inc., 8.375%, 5/01/2027	1,244,792
335,000	Lamar Media Corp., 3.750%, 2/15/2028	344,279
235,000	Meredith Corp., 6.875%, 2/01/2026	229,125
675,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	776,250
105,000	Nexstar Broadcasting, Inc., 5.625%, 7/15/2027, 144A	112,481
190,000	Nielsen Finance LLC/Nielsen Finance Co., 5.625%, 10/01/2028, 144A	206,445
180,000	Nielsen Finance LLC/Nielsen Finance Co., 5.875%, 10/01/2030, 144A	203,666
120,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 4.625%, 3/15/2030, 144A	122,657
35,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 6.250%, 6/15/2025, 144A	36,925
170,000	Terrier Media Buyer, Inc., 8.875%, 12/15/2027, 144A	187,425
45,000	Townsquare Media, Inc., 6.875%, 2/01/2026, 144A	47,130
100,000	Univision Communications, Inc., 6.625%, 6/01/2027, 144A	107,405

		4,844,461

	Metals & Mining — 4.0%
405,000	ABJA Investment Co. Pte Ltd., 5.450%, 1/24/2028	426,501
210,000	Alcoa Nederland Holding BV, 5.500%, 12/15/2027, 144A	229,797
60,000	Allegheny Technologies, Inc., 5.875%, 12/01/2027	63,150
175,000	ArcelorMittal S.A., 7.000%, 3/01/2041	241,164
25,000	Carpenter Technology Corp., 6.375%, 7/15/2028	27,589
285,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/2025, 144A	335,231
265,000	First Quantum Minerals Ltd., 6.500%, 3/01/2024, 144A	272,287
845,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	880,912
255,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	276,675
	Metals & Mining — continued
210,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	218,663
190,000	Freeport-McMoRan, Inc., 4.125%, 3/01/2028	199,263
340,000	Freeport-McMoRan, Inc., 4.250%, 3/01/2030	366,350
20,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	25,025
60,000	GrafTech Finance, Inc., 4.625%, 12/15/2028, 144A	60,675
350,000	Mineral Resources Ltd., 8.125%, 5/01/2027, 144A	387,187
320,000	Novelis Corp., 4.750%, 1/30/2030, 144A	344,757
125,000	United States Steel Corp., 6.250%, 3/15/2026	114,375
75,000	United States Steel Corp., 6.875%, 8/15/2025	71,625

		4,541,226

	Midstream — 4.1%
30,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.625%, 12/15/2025, 144A	31,950
80,000	Buckeye Partners LP, 5.600%, 10/15/2044	76,900
55,000	Buckeye Partners LP, 5.850%, 11/15/2043	54,117
40,000	DCP Midstream Operating LP, 5.125%, 5/15/2029	44,365
230,000	DCP Midstream Operating LP, 5.625%, 7/15/2027	254,992
185,000	Energy Transfer Operating LP, 5.000%, 5/15/2050	200,335
5,000	EnLink Midstream Partners LP, 5.450%, 6/01/2047	4,026
420,000	EnLink Midstream Partners LP, 5.600%, 4/01/2044	337,050
110,000	EQM Midstream Partners LP, 6.000%, 7/01/2025, 144A	120,450
200,000	EQM Midstream Partners LP, 6.500%, 7/01/2027, 144A	225,207
80,000	EQM Midstream Partners LP, Series 10Y, 5.500%, 7/15/2028	87,428
225,000	Genesis Energy LP/Genesis Energy Finance Corp., 7.750%, 2/01/2028	215,438
105,000	Harvest Midstream I LP, 7.500%, 9/01/2028, 144A	111,694
665,000	Hess Midstream Operations LP, 5.625%, 2/15/2026, 144A	691,600
355,000	New Fortress Energy, Inc., 6.750%, 9/15/2025, 144A	377,074
105,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	66,544
145,000	NuStar Logistics LP, 5.750%, 10/01/2025	154,425
115,000	Sunoco Logistics Partners Operations LP, 5.400%, 10/01/2047	128,493
130,000	Sunoco LP/Sunoco Finance Corp., 4.500%, 5/15/2029, 144A	135,200
3,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.500%, 9/15/2024, 144A	3,053
5,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.500%, 1/15/2028, 144A	5,106
245,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 6.000%, 3/01/2027, 144A	253,881
255,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.500%, 3/01/2030	276,853
95,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	95,475
155,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.875%, 2/01/2031, 144A	168,886
200,000	Western Midstream Operating LP, 5.050%, 2/01/2030	223,962
110,000	Western Midstream Operating LP, 5.450%, 4/01/2044	111,240
105,000	Western Midstream Operating LP, 6.250%, 2/01/2050	115,500

		4,571,244

	Non-Agency Commercial Mortgage-Backed Securities — 1.4%
100,000	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL1, 1-month LIBOR + 3.500%, 3.659%, 11/15/2031, 144A(b)(f)(g)	70,471

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2020

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$225,000	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL2, 1-month LIBOR + 4.500%, 4.659%, 11/15/2031, 144A(b)(f)(g)	$142,609
1,020,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A(f)(g)	746,845
380,000	Starwood Retail Property Trust, Series 2014-STAR, Class D, 1-month LIBOR + 3.500%, 3.659%, 11/15/2027, 144A(b)(d)(e)(f)	245,827
420,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, 1-month LIBOR + 4.400%, 4.559%, 11/15/2027, 144A(b)(d)(e)(f)	144,277
60,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class C, 4.183%, 11/15/2059(a)	43,273
130,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.642%, 3/15/2044, 144A(a)	60,620
80,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class C, 4.362%, 12/15/2045(a)	49,100
125,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.810%, 6/15/2045, 144A(a)	55,467

		1,558,489

	Oil Field Services — 0.4%
61,250	Nabors Industries, Inc., 9.000%, 2/01/2025, 144A	58,893
315,000	Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025, 144A	144,900
198,900	Transocean Guardian Ltd., 5.875%, 1/15/2024, 144A	167,076
57,000	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	53,509

		424,378

	Packaging — 1.4%
570,000	ARD Finance S.A., 7.250% PIK or 6.500% Cash, 6/30/2027, 144A(h)	608,475
500,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.250%, 8/15/2027, 144A	524,905
75,000	Graham Packaging Co., Inc., 7.125%, 8/15/2028, 144A	82,875
80,000	Intelligent Packaging Ltd Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, 9/15/2028, 144A	82,200
290,000	Mauser Packaging Solutions Holding Co., 7.250%, 4/15/2025, 144A	292,900

		1,591,355

	Pharmaceuticals — 3.5%
725,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030, 144A	761,250
430,000	Bausch Health Cos., Inc., 5.250%, 2/15/2031, 144A	449,230
155,000	Catalent Pharma Solutions, Inc., 4.875%, 1/15/2026, 144A	158,100
200,000	Cheplapharm Arzneimittel GmbH, 5.500%, 1/15/2028, 144A	207,902
195,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.000%, 6/30/2028, 144A	165,750
170,000	Jaguar Holding Co. II/PPD Development LP, 5.000%, 6/15/2028, 144A	181,475
97,000	Par Pharmaceutical, Inc., 7.500%, 4/01/2027, 144A	105,245
320,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	307,603
1,845,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	1,642,050

		3,978,605

	Property & Casualty Insurance — 0.4%
80,000	AmWINS Group, Inc., 7.750%, 7/01/2026, 144A	85,912
200,000	Ardonagh Midco 2 PLC, 11.500%, 1/15/2027, 144A	213,500
	Property & Casualty Insurance — continued
105,000	AssuredPartners, Inc., 5.625%, 1/15/2029, 144A	109,594

		409,006

	Refining — 0.5%
50,000	CVR Energy, Inc., 5.250%, 2/15/2025, 144A	48,250
395,000	Parkland Corp., 5.875%, 7/15/2027, 144A	427,086
65,000	PBF Holding Co. LLC/PBF Finance Corp., 6.000%, 2/15/2028	37,131
80,000	PBF Holding Co. LLC/PBF Finance Corp., 9.250%, 5/15/2025, 144A	78,872

		591,339

	REITs – Hotels — 0.3%
75,000	Service Properties Trust, 4.350%, 10/01/2024	74,062
240,000	Service Properties Trust, 4.750%, 10/01/2026	237,000
65,000	Service Properties Trust, 7.500%, 9/15/2025	74,901

		385,963

	REITs – Mortgage — 0.5%
50,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.250%, 2/01/2027, 144A	49,125
540,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	538,650
16,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	16,000

		603,775

	REITs – Regional Malls — 0.2%
175,000	Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 5.750%, 5/15/2026, 144A	172,375

	Restaurants — 0.9%
540,000	1011778 BC ULC/New Red Finance, Inc., 4.000%, 10/15/2030, 144A	547,252
95,000	Golden Nugget, Inc., 6.750%, 10/15/2024, 144A	94,318
350,000	Yum! Brands, Inc., 3.625%, 3/15/2031	353,791

		995,361

	Retailers — 1.4%
75,000	Asbury Automotive Group, Inc., 4.500%, 3/01/2028	78,188
83,000	Asbury Automotive Group, Inc., 4.750%, 3/01/2030	89,017
370,000	Carvana Co., 5.625%, 10/01/2025, 144A	379,783
125,000	Carvana Co., 5.875%, 10/01/2028, 144A	129,695
35,000	Group 1 Automotive, Inc., 4.000%, 8/15/2028, 144A	36,077
50,000	Ken Garff Automotive LLC, 4.875%, 9/15/2028, 144A	52,000
140,000	L Brands, Inc., 5.250%, 2/01/2028	146,101
75,000	L Brands, Inc., 6.625%, 10/01/2030, 144A	83,437
105,000	L Brands, Inc., 6.750%, 7/01/2036	116,983
55,000	L Brands, Inc., 6.875%, 11/01/2035	61,738
90,000	Lithia Motors, Inc., 4.375%, 1/15/2031, 144A	96,525
115,000	Nordstrom, Inc., 5.000%, 1/15/2044	108,249
200,000	PetSmart, Inc., 7.125%, 3/15/2023, 144A	200,000
40,000	PetSmart, Inc., 8.875%, 6/01/2025, 144A	41,100

		1,618,893

	Supermarkets — 0.2%
245,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.875%, 2/15/2030, 144A	269,961

	Technology — 3.9%
110,000	BY Crown Parent LLC/BY Bond Finance, Inc., 4.250%, 1/31/2026, 144A	112,750
145,000	Camelot Finance S.A., 4.500%, 11/01/2026, 144A	151,344
1,005,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	989,925

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Technology — continued
$86,000	CommScope Technologies LLC, 6.000%, 6/15/2025, 144A	$87,935
405,000	CommScope, Inc., 7.125%, 7/01/2028, 144A	431,325
125,000	Dell International LLC/EMC Corp., 8.350%, 7/15/2046, 144A	189,102
465,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	490,575
80,000	J2 Global, Inc., 4.625%, 10/15/2030, 144A	84,400
95,000	LogMeIn, Inc., 5.500%, 9/01/2027, 144A	99,513
60,000	NCR Corp., 5.000%, 10/01/2028, 144A	63,300
70,000	NCR Corp., 5.250%, 10/01/2030, 144A	75,075
50,000	NCR Corp., 8.125%, 4/15/2025, 144A	55,682
260,000	Open Text Holdings, Inc., 4.125%, 2/15/2030, 144A	276,588
110,000	Presidio Holdings, Inc., 4.875%, 2/01/2027, 144A	116,686
110,000	Presidio Holdings, Inc., 8.250%, 2/01/2028, 144A	121,275
90,000	Rackspace Technology Global, Inc., 5.375%, 12/01/2028, 144A	94,293
65,000	Sabre GLBL, Inc., 7.375%, 9/01/2025, 144A	70,525
260,000	Sabre GLBL, Inc., 9.250%, 4/15/2025, 144A	309,400
15,000	Science Applications International Corp., 4.875%, 4/01/2028, 144A	15,900
90,000	Sensata Technologies, Inc., 3.750%, 2/15/2031, 144A	93,292
60,000	Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.625%, 11/01/2026, 144A	62,400
210,000	Veritas U.S., Inc./Veritas Bermuda Ltd., 7.500%, 9/01/2025, 144A	215,512
105,000	Xerox Holdings Corp., 5.000%, 8/15/2025, 144A	111,748
105,000	Xerox Holdings Corp., 5.500%, 8/15/2028, 144A	111,421

		4,429,966

	Transportation Services — 0.2%
185,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.750%, 7/15/2027, 144A	188,931

	Treasuries — 0.7%
840,000	U.S. Treasury Note, 1.125%, 8/31/2021	845,709

	Wireless — 0.9%
440,000	Altice France S.A., 5.125%, 1/15/2029, 144A	455,400
505,000	Kenbourne Invest S.A., 6.875%, 11/26/2024, 144A	547,612

		1,003,012

	Wirelines — 1.1%
200,000	Cablevision Lightpath LLC, 5.625%, 9/15/2028, 144A	209,250
25,000	CenturyLink, Inc., 5.125%, 12/15/2026, 144A	26,399
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	137,872
225,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	276,750
120,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	161,900
130,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.875%, 2/15/2025, 144A	139,647
235,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.250%, 10/15/2023	236,763
100,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.750%, 8/15/2028, 144A	100,700

		1,289,281

	Total Non-Convertible Bonds (Identified Cost $88,664,186)	94,207,315

Convertible Bonds — 4.7%
	Airlines — 0.2%
130,000	Southwest Airlines Co., 1.250%, 5/01/2025	188,825

	Cable Satellite — 1.8%
235,000	DISH Network Corp., Zero Coupon, 12/15/2025, 144A	236,112
1,615,000	DISH Network Corp., 3.375%, 8/15/2026	1,539,469
	Cable Satellite — continued
240,000	Liberty Media Corp., 0.500%, 12/01/2050, 144A	255,751

		2,031,332

	Consumer Cyclical Services — 0.2%
35,000	Fiverr International Ltd., Zero Coupon, 11/01/2025, 144A	42,242
140,000	Uber Technologies, Inc., Zero Coupon, 12/15/2025, 144A	143,225

		185,467

	Diversified Manufacturing — 0.1%
160,000	Greenbrier Cos., Inc. (The), 2.875%, 2/01/2024	161,675

	Healthcare — 0.5%
180,000	Integra LifeSciences Holdings Corp., 0.500%, 8/15/2025, 144A	199,382
315,000	Teladoc Health, Inc., 1.250%, 6/01/2027, 144A	377,277

		576,659

	Industrial Other — 0.0%
45,000	Chegg, Inc., Zero Coupon, 9/01/2026, 144A	50,320

	Oil Field Services — 0.1%
150,000	Oil States International, Inc., 1.500%, 2/15/2023	113,867

	Pharmaceuticals — 1.4%
145,000	Aerie Pharmaceuticals, Inc., 1.500%, 10/01/2024	132,956
185,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	198,521
755,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027, 144A	788,975
130,000	Flexion Therapeutics, Inc., 3.375%, 5/01/2024	114,725
120,000	Guardant Health, Inc., Zero Coupon, 11/15/2027, 144A	140,403
150,000	Neurocrine Biosciences, Inc., 2.250%, 5/15/2024	206,966

		1,582,546

	Technology — 0.4%
95,000	LivePerson, Inc., Zero Coupon, 12/15/2026, 144A	103,771
55,000	Lumentum Holdings, Inc., 0.500%, 12/15/2026	67,067
10,000	Palo Alto Networks, Inc., 0.375%, 6/01/2025, 144A	13,168
170,000	Shift4 Payments, Inc., Zero Coupon, 12/15/2025, 144A	207,449

		391,455

	Total Convertible Bonds (Identified Cost $5,320,365)	5,282,146

	Total Bonds and Notes (Identified Cost $93,984,551)	99,489,461

Collateralized Loan Obligations — 0.4%
250,000	Carlyle Global Market Strategies CLO Ltd., Series 2015-2A, Class CR, 3-month LIBOR + 2.250%, 2.467%, 4/27/2027, 144A(b)	241,429
250,000	OZLM XXIII Ltd., Series 2019-23A, Class E, 3-month LIBOR + 6.800%, 7.037%, 4/15/2032, 144A(b)	247,206

	Total Collateralized Loan Obligations (Identified Cost $460,312)	488,635

Loan Participations — 0.2%
	ABS Other — 0.2%
294,855	Harbour Aircraft Investments Ltd., Series 2017-1, Class C, 8.000%, 11/15/2037(d)(e) (Identified Cost $294,231)	161,345

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2020

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)
Preferred Stocks — 1.9%
	Banking — 0.4%
95	Bank of America Corp., Series L, 7.250%	$144,265
197	Wells Fargo & Co., Class A, Series L, 7.500%	299,026

		443,291

	Electric — 0.1%
2,008	NextEra Energy, Inc., 5.279%	102,087

	Energy — 0.0%
137	Chesapeake Energy Corp., 5.750%(d)(e)(f)(i)	—
988	Chesapeake Energy Corp., 5.750%(d)(e)(f)(i)	—
20	Chesapeake Energy Corp., 5.750%, 144A(d)(e)(f)(i)	—

		—

	Food & Beverage — 1.2%
13,040	Bunge Ltd., 4.875%	1,418,544

	Healthcare — 0.2%
2,038	Boston Scientific Corp., Series A, 5.500%	223,303

	Total Preferred Stocks (Identified Cost $2,796,913)	2,187,225

Common Stocks — 0.7%
	Chemicals — 0.1%
12,177	Hexion Holdings Corp., Class B(i)	157,449

	Energy Equipment & Services — 0.0%
10,149	McDermott International Ltd.(i)	8,221

	Media — 0.3%
41,970	Clear Channel Outdoor Holdings, Inc.(i)	69,250
17,204	iHeartMedia, Inc., Class A(i)	223,308

		292,558

	Oil, Gas & Consumable Fuels — 0.3%
3,650	Battalion Oil Corp.(i)	30,295
10,363	Whiting Petroleum Corp.(i)	259,075

		289,370

	Total Common Stocks (Identified Cost $2,139,376)	747,598

Other Investments — 0.1%
	Aircraft ABS — 0.1%
100	ECAF I Blocker Ltd.(d)(e)(f)(j) (Identified Cost $1,000,000)	125,600

Warrants — 0.0%
20,319	McDermott International Ltd., Expiration on 5/1/2024(d)(e)(i)	19,303
22,577	McDermott International Ltd., Expiration on 5/1/2024(d)(e)(i)	12,643
466	iHeartMedia, Inc., Expiration on 5/1/2039(d)(e)(i)	6,049

	Total Warrants (Identified Cost $38,915)	37,995

Short-Term Investments — 7.6%
$8,523,047	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $8,523,047 on 1/04/2021 collateralized by $8,349,100 U.S. Treasury Note,1.750% due 1/31/2023 valued at $8,693,582 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $8,523,047)	8,523,047

	Total Investments — 99.2% (Identified Cost $109,237,345)	111,760,906
	Other assets less liabilities — 0.8%	957,121

	Net Assets — 100.0%	$112,718,027

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2020 is disclosed.
(b)	Variable rate security. Rate as of December 31, 2020 is disclosed.
(c)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(d)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(e)	Fair valued by the Fund’s adviser. At December 31, 2020, the value of these securities amounted to $715,044 or 0.6% of net assets. See Note 2 of Notes to Financial Statements.
(f)	Illiquid security. (Unaudited)
(g)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2020, the value of these securities amounted to $1,051,925 or 0.9% of net assets. See Note 2 of Notes to Financial Statements.
(h)	Payment-in-kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. For the period ended December 31, 2020, interest payments were made in cash.
(i)	Non-income producing security.
(j)	Securities subject to restriction on resale. At December 31, 2020, the restricted securities held by the Fund are as follows:

	Acquisition Date	Cost	Value	% of Net Assets
ECAF I Blocker Ltd.	12/20/2016	$1,000,000	$125,600	0.1%

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the value of Rule 144A holdings amounted to $60,735,106 or 53.9% of net assets.
ABS	Asset-Backed Securities
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles High Income Fund – (continued)

Industry Summary at December 31, 2020

Cable Satellite	7.2%
Consumer Cyclical Services	5.6
Healthcare	5.5
Independent Energy	5.5
Pharmaceuticals	4.9
Aerospace & Defense	4.8
Automotive	4.4
Media Entertainment	4.3
Technology	4.3
Midstream	4.1
Metals & Mining	4.0
Food & Beverage	3.6
Finance Companies	3.4
Gaming	3.2
Other Investments, less than 2% each	26.4
Short-Term Investments	7.6
Collateralized Loan Obligations	0.4

Total Investments	99.2
Other assets less liabilities	0.8

Net Assets	100.0%

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Intermediate Municipal Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 94.7% of Net Assets
Municipals — 94.7%
	Arizona — 0.7%
$200,000	City of Mesa, Excise Tax Revenue, 4.000%, 7/01/2037	$246,546

	California — 3.3%
1,000,000	California State, GO, Various Purpose, Refunding, 4.000%, 3/01/2037	1,234,930

	Colorado — 6.2%
260,000	Colorado Springs Utilities System Revenue, Series B-2, 5.000%, 11/15/2033	292,581
400,000	Denver City & County School District No. 1, GO, Prerefunded 12/01/2022@100, Series B, (State Aid Withholding), 5.000%, 12/01/2026	436,416
250,000	Denver City & County, Airport System Revenue, Series A, AMT, 5.000%, 11/15/2030	309,107
500,000	Regional Transportation District Sales Tax Revenue, Series A, 5.000%, 11/01/2028	662,730
500,000	State of Colorado, Certificate of Participation, Series A, 4.000%, 12/15/2035	622,440

		2,323,274

	Delaware — 1.1%
250,000	University of Delaware, Revenue Bond, 5.000%, 11/01/2043	391,558

	Florida — 11.7%
500,000	Alachua County School Board, Certificate of Participation, (AGM Insured), 5.000%, 7/01/2028	638,540
340,000	Bay County School Board, Certificate of Participation, Series A, (AGM Insured), 5.000%, 7/01/2033	441,398
230,000	City of Cape Coral FL Utility Improvement Assessment, Various Areas, Water & Sewer Revenue, (AGM Insured), 3.000%, 9/01/2027	259,649
90,000	City of Cape Coral FL Utility Improvement Assessment, Various Areas, Water & Sewer Revenue, (AGM Insured), 3.000%, 9/01/2028	102,538
200,000	Clay County, Sales Surtax Revenue, 4.000%, 10/01/2039	236,154
225,000	County of Collier FL Special Obligation, Revenue Bonds, Series A, 4.000%, 10/01/2036	280,501
500,000	Fernandina Beach Utility System Revenue, Refunding, Series A, 5.000%, 9/01/2027	558,680
500,000	Miami-Dade County FL Aviation Revenue, Refunding, Series A, 4.000%, 10/01/2039	596,420
400,000	Sarasota County FL Utility System Revenue, 5.000%, 10/01/2023	452,364
225,000	Sarasota County FL Utility System Revenue, Series A, 5.000%, 10/01/2027	293,353
400,000	Volusia County Educational Facility Authority Revenue, Embry-Riddle Aeronautical University, Inc., Series B, 5.000%, 10/15/2025	478,508

		4,338,105

	Georgia — 3.1%
650,000	Georgia State Road & Tollway Authority, 5.000%, 6/01/2032	880,438
250,000	Savannah Hospital Authority Revenue, St. Joseph’s/Candler Health System Obligated Group, Series A, 5.500%, 7/01/2027	277,620

		1,158,058

	Illinois — 3.1%
540,000	Chicago Midway International Airport Revenue, Second Lien, Refunding, Series A, AMT, 5.000%, 1/01/2031	595,204
500,000	Chicago O’Hare International Airport, Series C, AMT, 5.000%, 1/01/2046	563,705

		1,158,909

	Louisiana — 1.4%
200,000	New Orleans Aviation Board, General Airport Revenue, North Terminal Project, Series B, AMT, 5.000%, 1/01/2035	237,356
250,000	New Orleans Aviation Board, General Airport Revenue, North Terminal Project, Series B, AMT, 5.000%, 1/01/2036	295,990

		533,346

	Maryland — 1.2%
360,000	Maryland Health & Higher Educational Facilities Authority, Series B2, 5.000%, 7/01/2045	447,782

	Massachusetts — 4.0%
500,000	Commonwealth of Massachusetts, GO, Series D, 5.000%, 7/01/2045	655,945
500,000	Massachusetts State Development Finance Agency Revenue, Series P, 5.000%, 7/01/2050	825,975

		1,481,920

	Michigan — 2.0%
600,000	University of Michigan, 5.000%, 4/01/2032	733,506

	Nebraska — 0.9%
250,000	Douglas County Hospital Authority No. 2, Series A, 5.000%, 11/15/2030	339,020

	Nevada — 2.9%
500,000	City of Henderson, GO, Various Purpose, Refunding, 5.000%, 6/01/2026	580,485
240,000	Las Vegas Convention & Visitors Authority, Refunding, Series C, 5.000%, 7/01/2032	264,986
200,000	Washoe County School District, GO, Series A, 5.000%, 10/01/2025	242,060

		1,087,531

	New Jersey — 2.3%
265,000	New Jersey Health Care Facilities Financing Authority Revenue, Refunding, Virtua Health, Inc., 5.000%, 7/01/2023	295,870
500,000	New Jersey State Turnpike Authority Revenue, Series A, 5.000%, 1/01/2032	568,865

		864,735

	New Mexico — 1.6%
500,000	New Mexico Hospital Equipment Loan Council Revenue, Presbyterian Healthcare Services Obligated Group, Refunding, 5.000%, 8/01/2031	588,865

	New York — 5.2%
500,000	Metropolitan Transportation Authority, Series D, 4.000%, 11/15/2032	537,250
500,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Series D, 4.000%, 11/01/2038	607,975
400,000	New York City, GO, Series A1, 5.000%, 8/01/2030	547,064
200,000	New York State Dormitory Authority, Series D, 4.000%, 2/15/2038	239,080

		1,931,369

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	North Carolina — 1.8%
$180,000	Buncombe County, Limited Obligation, Revenue, Series A, 4.000%, 6/01/2034	$223,720
400,000	North Carolina Agricultural & Technical University System Revenue, Series A, 4.000%, 10/01/2045	437,592

		661,312

	North Dakota — 2.1%
250,000	City of West Fargo, GO, Refunding, Series A, 4.000%, 5/01/2026	290,960
350,000	North Dakota Building Authority, Series A, 5.000%, 12/01/2030	482,542

		773,502

	Ohio — 4.7%
500,000	Columbus, GO, Various Purpose, Series A, 5.000%, 8/15/2023	562,590
500,000	Hamilton County Hospital Facilities Revenue, UC Health Obligated Group, 5.000%, 2/01/2024	567,670
500,000	Ohio State University (The), Series A, 5.000%, 12/01/2026	635,100

		1,765,360

	Oklahoma — 3.4%
1,000,000	Oklahoma Water Resources Board, Series A, 5.000%, 4/01/2027	1,282,650

	Oregon — 0.8%
230,000	Port of Portland, Airport Revenue, Portland International Airport, Series 25-B, 5.000%, 7/01/2028	292,404

	Pennsylvania — 0.8%
270,000	Allegheny County Higher Education Building Authority, Refunding, Series A, 5.000%, 3/01/2029	311,010

	Rhode Island — 1.5%
500,000	Rhode Island Clean Water Finance Agency Pollution Control Agency Revolving Fund-Pooled Loan, Series A, 5.000%, 10/01/2024	565,455

	Tennessee — 2.3%
185,000	Greeneville Health & Educational Facilities Board, Series A, 5.000%, 7/01/2028	234,286
500,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue, Vanderbilt University Medical Center Obligated Group, Series A, 5.000%, 7/01/2030	602,885

		837,171

	Texas — 15.3%
1,000,000	Bexar County TX, GO, Series B, Prerefunded 6/15/2023@100, 5.000%, 6/15/2043	1,117,770
500,000	Grand Parkway Transportation Corp, Series A, Prerefunded 10/01/2023@100, 5.500%, 4/01/2053	571,900
500,000	Harris County Toll Road Authority (The), 4.000%, 8/15/2038	620,715
1,000,000	Houston TX Combined Utility System Revenue, Refunding, Series A, (AGM Insured), Zero Coupon, 12/01/2025	971,210
300,000	Lower Colorado River Authority, Refunding, 5.000%, 5/15/2030	395,004
500,000	New Braunfels TX Utility System Revenue, 5.000%, 7/01/2029	653,100
400,000	Tarrant County Cultural Education Facilities Finance Corp. Revenue, Methodist Hospitals of Dallas, 5.000%, 10/01/2024	449,864
250,000	Texas City Independent School District, GO, (PSF-GTD), 4.000%, 8/15/2034	300,602
	Texas — continued
500,000	Texas Public Finance Authority, Refunding, 4.000%, 2/01/2034	610,090

		5,690,255

	Utah — 2.2%
500,000	Utah County Hospital Revenue, IHC Health Services, Inc., Series A, 4.000%, 5/15/2043	601,085
180,000	Utah Transit Authority Sales Tax Revenue, Series A, Prerefunded 06/15/2025@100, 5.000%, 6/15/2038	217,766

		818,851

	Virginia — 0.8%
225,000	Fairfax County, GO, Series A, 5.000%, 10/01/2034	305,159

	Washington — 7.6%
750,000	Auburn School District No. 408 of King & Pierce Counties, GO, (SCH BD GTY), 3.000%, 12/01/2035	871,380
500,000	King County Public Hospital District No. 2, GO, Evergreen Healthcare, Series B, 5.000%, 12/01/2032	581,865
500,000	Port of Seattle Revenue, AMT, 5.000%, 7/01/2029	547,245
500,000	Snohomish County School District No. 15 Edmonds, GO, 5.000%, 12/01/2031	571,420
200,000	State of Washington, GO, Series 2015-C, Class R, 5.000%, 7/01/2029	235,934

		2,807,844

	Wisconsin — 0.7%
225,000	Wisconsin Health & Educational Facilities Authority Revenue, Aspirus, Inc. Obligated Group, Refunding, Series A, 5.000%, 8/15/2031	258,075

	Total Bonds and Notes (Identified Cost $33,626,252)	35,228,502

Short-Term Investments — 8.4%
1,100,000	Northern Institutional Municipal Portfolio	1,100,000
2,032,420	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $2,032,420 on 1/04/2021 collateralized by $2,003,700 U.S. Treasury Note, 1.500% due 2/28/2023 valued at $2,073,157 including accrued interest (Note 2 of Notes to Financial Statements)	2,032,420

	Total Short-Term Investments (Identified Cost $3,132,420)	3,132,420

	Total Investments — 103.1% (Identified Cost $36,758,672)	38,360,922
	Other assets less liabilities — (3.1)%	(1,169,459)

	Net Assets — 100.0%	$37,191,463

(†)	See Note 2 of Notes to Financial Statements.

AGM	Assured Guaranty Municipal Corporation
AMT	Alternative Minimum Tax
GO	General Obligation
PSF-GTD	Permanent School Fund Guarantee Program

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Intermediate Municipal Bond Fund – (continued)

Industry Summary at December 31, 2020

General Purpose Public Improvement	18.4%
Hospitals	14.1
Higher Education	11.0
Water and Sewer	10.5
Primary Secondary Education	9.9
Airports	9.2
Toll Roads, Streets & Highways	7.1
Mass Rapid Transportation	3.9
Pre-Refunded	3.0
Combined Utilities	2.6
Other Investments, less than 2% each	5.0
Short-Term Investments	8.4

Total Investments	103.1
Other assets less liabilities	(3.1)

Net Assets	100.0%

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles International Growth Fund

Shares	Description	Value (†)
Common Stocks — 98.7% of Net Assets
	Argentina — 7.7%
699	MercadoLibre, Inc.(a)	$1,170,979

	Australia — 3.2%
20,711	WiseTech Global Ltd.	492,201

	Belgium — 2.3%
5,045	Anheuser-Busch InBev S.A.	351,973

	Brazil — 3.9%
193,906	Ambev S.A., ADR	593,350

	China — 31.7%
3,666	Alibaba Group Holding Ltd., Sponsored ADR(a)	853,189
2,568	Baidu, Inc., Sponsored ADR(a)	555,304
36,500	Budweiser Brewing Co. APAC Ltd., 144A	120,572
288,000	Dali Foods Group Co. Ltd., 144A	164,609
2,200	Kweichow Moutai Co. Ltd., Class A	676,137
14,000	Tencent Holdings Ltd.	1,007,353
14,862	Trip.com Group Ltd., ADR(a)	501,295
16,172	Vipshop Holdings Ltd., ADR(a)	454,595
8,688	Yum China Holdings, Inc.	495,998

		4,829,052

	Denmark — 2.4%
5,161	Novo Nordisk A/S, Class B	360,027

	France — 4.2%
1,556	EssilorLuxottica S.A.	242,479
4,630	Sodexo S.A.	391,576

		634,055

	Germany — 3.0%
3,482	SAP SE	450,984

	Japan — 5.3%
2,600	FANUC Corp.	641,807
3,500	Unicharm Corp.	165,991

		807,798

	Macau — 1.3%
25,000	Galaxy Entertainment Group Ltd.	194,613

	Netherlands — 7.2%
320	Adyen NV, 144A(a)	743,534
2,214	NXP Semiconductors NV	352,048

		1,095,582

	Switzerland — 15.4%
1,069	Kuehne & Nagel International AG, (Registered)	242,576
4,275	Nestle S.A., (Registered)	505,353
7,982	Novartis AG, (Registered)	751,568
2,408	Roche Holding AG	838,703

		2,338,200

	United Kingdom — 9.8%
4,043	Diageo PLC	159,977
11,162	Experian PLC	424,029
5,939	Reckitt Benckiser Group PLC	530,081
6,348	Unilever PLC	384,378

		1,498,465

	United States — 1.3%
2,568	Core Laboratories NV	$68,078
6,034	Schlumberger NV	131,722

		199,800

	Total Common Stocks (Identified Cost $14,828,544)	15,017,079

	Total Investments — 98.7% (Identified Cost $14,828,544)	15,017,079
	Other assets less liabilities — 1.3%	202,753

	Net Assets — 100.0%	$15,219,832

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the value of Rule 144A holdings amounted to $1,028,715 or 6.8% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2020

Internet & Direct Marketing Retail	19.6%
Pharmaceuticals	12.9
Beverages	12.4
Interactive Media & Services	10.2
Hotels, Restaurants & Leisure	7.2
Software	6.2
IT Services	4.9
Household Products	4.6
Food Products	4.4
Machinery	4.2
Professional Services	2.8
Personal Products	2.5
Semiconductors & Semiconductor Equipment	2.3
Other Investments, less than 2% each	4.5

Total Investments	98.7
Other assets less liabilities	1.3

Net Assets	100.0%

Currency Exposure Summary at December 31, 2020

United States Dollar	34.0%
Euro	16.9
Swiss Franc	15.4
Hong Kong Dollar	9.8
British Pound	7.3
Japanese Yen	5.3
Yuan Renminbi	4.4
Australian Dollar	3.2
Danish Krone	2.4

Total Investments	98.7
Other assets less liabilities	1.3

Net Assets	100.0%

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 91.9% of Net Assets
Non-Convertible Bonds — 90.5%
	ABS Car Loan — 6.3%
$13,891,077	Ally Auto Receivables Trust, Series 2019-1, Class A3, 2.910%, 9/15/2023	$14,119,821
7,865,000	American Credit Acceptance Receivables Trust, Series 2019-3, Class D, 2.890%, 9/12/2025, 144A	8,114,481
1,965,000	AmeriCredit Automobile Receivables Trust, Series 2018-2, Class D, 4.010%, 7/18/2024	2,081,733
10,515,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class D, 4.040%, 11/18/2024	11,190,408
25,880,000	AmeriCredit Automobile Receivables Trust, Series 2019-1, Class D, 3.620%, 3/18/2025	27,518,478
12,340,000	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class D, 2.990%, 6/18/2025	12,910,483
1,395,000	AmeriCredit Automobile Receivables Trust, Series 2020-2, Class D, 2.130%, 3/18/2026	1,442,950
4,800,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class A, 2.020%, 2/20/2027, 144A	4,879,800
3,650,000	CarMax Auto Owner Trust, Series 2018-3, Class D, 3.910%, 1/15/2025	3,780,873
13,585,000	CarMax Auto Owner Trust, Series 2019-1, Class D, 4.040%, 8/15/2025	14,278,817
5,811,000	CarMax Auto Owner Trust, Series 2019-2, Class D, 3.410%, 10/15/2025	6,046,495
2,315,000	CarMax Auto Owner Trust, Series 2019-3, Class D, 2.850%, 1/15/2026	2,393,911
4,625,000	CarMax Auto Owner Trust, Series 2020-1, Class D, 2.640%, 7/15/2026	4,769,739
1,800,000	Credit Acceptance Auto Loan Trust, Series 2017-3A, Class C, 3.480%, 10/15/2026, 144A	1,815,489
23,320,000	Credit Acceptance Auto Loan Trust, Series 2019-1A, Class C, 3.940%, 6/15/2028, 144A	24,376,550
2,525,000	Credit Acceptance Auto Loan Trust, Series 2020-2A, Class C, 2.730%, 11/15/2029, 144A	2,570,632
275,000	Credit Acceptance Auto Loan Trust, Series 2020-3A, Class C, 2.280%, 2/15/2030, 144A	279,258
6,555,000	Drive Auto Receivables Trust, Series 2018-5, Class D, 4.300%, 4/15/2026	6,920,566
16,395,000	Drive Auto Receivables Trust, Series 2019-1, Class D, 4.090%, 6/15/2026	17,173,238
3,700,000	Drive Auto Receivables Trust, Series 2019-2, Class D, 3.690%, 8/17/2026	3,891,092
10,760,000	DT Auto Owner Trust, Series 2019-1A, Class D, 3.870%, 11/15/2024, 144A	11,200,279
3,950,000	DT Auto Owner Trust, Series 2019-2A, Class D, 3.480%, 2/18/2025, 144A	4,080,619
3,400,000	DT Auto Owner Trust, Series 2019-3A, Class D, 2.960%, 4/15/2025, 144A	3,514,868
3,790,000	First Investors Auto Owner Trust, Series 2019-1A, Class D, 3.550%, 4/15/2025, 144A	3,937,650
4,610,000	Flagship Credit Auto Trust, Series 2019-3, Class D, 2.860%, 12/15/2025, 144A	4,803,669
30,600,000	Ford Credit Auto Owner Trust, Series 2020-B, Class A3, 0.560%, 10/15/2024	30,736,078
15,340,000	Ford Credit Auto Owner Trust, Series 2020-C, Class A3, 0.410%, 7/15/2025	15,397,405
8,555,000	GLS Auto Receivables Trust, Series 2019-2A, Class C, 3.540%, 2/18/2025, 144A	8,936,549
	ABS Car Loan — continued
10,962,227	GM Financial Consumer Automobile Receivables Trust, Series 2019-1, Class A3, 2.970%, 11/16/2023	11,150,561
6,255,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A3, 1.840%, 9/16/2024	6,390,602
1,400,000	GMF Floorplan Owner Revolving Trust, Series 2020-1, Class C, 1.480%, 8/15/2025, 144A	1,407,134
5,594,448	Honda Auto Receivables Owner Trust, Series 2019-1, Class A3, 2.830%, 3/20/2023	5,689,587
6,655,000	Nissan Auto Receivables Owner Trust, Series 2019-C, Class A3, 1.930%, 7/15/2024	6,790,729
18,955,000	Nissan Auto Receivables Owner Trust, Series 2020-B, Class A3, 0.550%, 7/15/2024	19,036,639
12,815,000	Santander Drive Auto Receivables Trust, Series 2020-1, Class D, 5.350%, 3/15/2028	14,279,063
27,665,000	Santander Drive Auto Receivables Trust, Series 2019-1, Class D, 3.650%, 4/15/2025	28,854,816
6,995,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.220%, 7/15/2025	7,274,339
8,455,000	Santander Drive Auto Receivables Trust, Series 2019-3, Class D, 2.680%, 10/15/2025	8,689,844
2,900,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class D, 2.220%, 9/15/2026	2,987,386
15,495,000	Westlake Automobile Receivables Trust, Series 2019-1A, Class D, 3.670%, 3/15/2024, 144A	16,099,152

		381,811,783

	ABS Credit Card — 0.4%
939,000	American Express Credit Account Master Trust, Series 2018-8, Class A, 3.180%, 4/15/2024	958,370
8,000,000	American Express Credit Account Master Trust, Series 2019-1, Class A, 2.870%, 10/15/2024	8,254,403
11,730,000	Capital One Multi-Asset Execution Trust, Series 2019-A1, Class A1, 2.840%, 12/15/2024	12,073,149
1,690,000	Citibank Credit Card Issuance Trust, Series 2016-A2, Class A2, 2.190%, 11/20/2023	1,719,359

		23,005,281

	ABS Home Equity — 5.3%
15,451,000	American Homes 4 Rent, Series 2015-SFR1, Class E, 5.639%, 4/17/2052, 144A	17,191,637
2,663,718	Bayview Opportunity Master Fund IVb Trust, Series 2019-RN4, Class A1, 3.278%, 10/28/2034, 144A(a)	2,667,553
1,250,000	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL4, Class B2, 4.750%, 1/28/2055, 144A(a)	1,349,721
3,721,149	Bayview Opportunity Master Fund V Trust, Series 2020-RN3, Class A1, 3.228%, 9/25/2035, 144A(a)	3,756,034
4,014,499	Brass PLC, Series 8A, Class A1, 3-month LIBOR + 0.700%, 0.921%, 11/16/2066, 144A(b)	4,028,517
1,878,115	Citigroup Mortgage Loan Trust, Series 2019-E, Class A1, 3.228%, 11/25/2070, 144A(a)	1,887,212
435,538	Citigroup Mortgage Loan Trust, Series 2018-A, Class A1, 4.000%, 1/25/2068, 144A(a)	437,404
5,067,106	Citigroup Mortgage Loan Trust, Series 2019-B, Class A1, 3.258%, 4/25/2066, 144A(a)	5,171,935
6,382,230	Citigroup Mortgage Loan Trust, Series 2019-RP1, Class A1, 3.500%, 1/25/2066, 144A(a)	6,834,360

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Home Equity — continued
$2,434,000	CoreVest American Finance Trust, Series 2019-1, Class D, 4.818%, 3/15/2052, 144A	$2,673,381
5,373,048	CoreVest American Finance Trust, Series 2019-3, Class A, 2.705%, 10/15/2052, 144A	5,662,569
2,929,000	CoreVest American Finance Trust, Series 2019-3, Class B, 3.163%, 10/15/2052, 144A	3,036,834
1,259,000	CoreVest American Finance Trust, Series 2020-2, Class C, 4.845%, 5/15/2052, 144A(a)	1,440,341
4,584,871	Credit Suisse Mortgage Trust, Series 2020-RPL3, Class A1, 2.691%, 3/25/2060, 144A(a)	4,589,683
11,696,000	FirstKey Homes Trust, Series 2020-SFR2, Class D, 1.968%, 10/19/2037, 144A	11,529,962
3,083,000	FirstKey Homes Trust, Series 2020-SRF1, Class D, 2.241%, 9/17/2025, 144A	3,080,158
1,515,000	FirstKey Homes Trust, Series 2020-SRF1, Class E, 2.791%, 8/17/2037, 144A	1,543,771
7,581,441	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068, 144A(a)	7,829,220
561,995	Gosforth Funding PLC, Series 2018-1A, Class A1, 3-month LIBOR + 0.450%, 0.657%, 8/25/2060, 144A(b)	562,027
2,782,767	Home Partners of America Trust, Series 2019-1, Class D, 3.406%, 9/17/2039, 144A	2,879,173
2,573,435	Home Partners of America Trust, Series 2019-2, Class D, 3.121%, 10/19/2039, 144A	2,671,812
3,050,000	Invitation Homes Trust, Series 2018-SFR4, Class D, 1-month LIBOR + 1.650%, 1.803%, 1/17/2038, 144A(b)	3,042,590
7,020,000	Lanark Master Issuer PLC, Series 2019-2A, Class 1A, 2.710%, 12/22/2069, 144A(a)	7,139,537
895,000	Lanark Master Issuer PLC, Series 2020-1A, Class 1A, 2.277%, 12/22/2069, 144A(a)	910,018
10,777,946	Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 3.250%, 11/25/2059, 144A(a)	10,795,736
3,699,605	Legacy Mortgage Asset Trust, Series 2019-GS3, Class A1, 3.750%, 4/25/2059, 144A(a)	3,734,334
7,753,820	Legacy Mortgage Asset Trust, Series 2020-GS1, Class A1, 2.882%, 10/25/2059, 144A(a)	7,777,535
2,011,896	Legacy Mortgage Asset Trust, Series 2020-GS5, Class A1, 3.250%, 6/25/2060, 144A	2,026,201
1,467,786	Mill City Mortgage Loan Trust, Series 2018-2, Class M1, 3.750%, 5/25/2058, 144A(a)	1,604,542
2,744,944	Mill City Mortgage Loan Trust, Series 2019-1, Class M1, 3.500%, 10/25/2069, 144A(a)	3,015,590
4,206,586	Mill City Mortgage Loan Trust, Series 2019-1, Class A1, 3.250%, 10/25/2069, 144A(a)	4,439,117
10,204,144	Mill City Mortgage Loan Trust, Series 2019-GS1, Class A1, 2.750%, 7/25/2059, 144A(a)	10,604,872
5,520,124	OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072%, 12/26/2059, 144A(a)	5,593,316
2,738,349	Preston Ridge Partners Mortgage LLC, Series 2019-3A, Class A1, 3.351%, 7/25/2024, 144A(a)	2,744,084
4,650,969	Preston Ridge Partners Mortgage LLC, Series 2019-4A, Class A1, 3.351%, 11/25/2024, 144A(a)	4,658,648
16,495,761	Preston Ridge Partners Mortgage LLC, Series 2020-1A, Class A1, 2.981%, 2/25/2025, 144A(a)	16,532,565
2,105,741	Preston Ridge Partners Mortgage LLC, Series 2020-2, Class A1, 3.671%, 8/25/2025, 144A(a)	2,125,805
	ABS Home Equity — continued
6,828,234	Preston Ridge Partners Mortgage LLC, Series 2020-3, Class A1, 2.857%, 9/25/2025, 144A(a)	6,883,839
6,007,356	Preston Ridge Partners Mortgage LLC, Series 2020-4, Class A1, 2.951%, 10/25/2025, 144A(a)	6,030,282
13,032,522	Preston Ridge Partners Mortgage LLC, Series 2020-5, Class A1, 3.104%, 11/25/2025, 144A(a)	13,110,510
1,332,000	Progress Residential Trust, Series 2018-SFR2, Class E, 4.656%, 8/17/2035, 144A	1,354,463
2,290,000	Progress Residential Trust, Series 2018-SFR3, Class D, 4.427%, 10/17/2035, 144A	2,335,265
2,530,000	Progress Residential Trust, Series 2018-SFR3, Class E, 4.873%, 10/17/2035, 144A	2,589,330
2,830,000	Progress Residential Trust, Series 2019-SFR1, Class D, 4.168%, 8/17/2035, 144A	2,909,123
4,732,000	Progress Residential Trust, Series 2019-SFR2, Class D, 3.794%, 5/17/2036, 144A	4,883,396
1,690,000	Progress Residential Trust, Series 2019-SFR2, Class E, 4.142%, 5/17/2036, 144A	1,743,033
3,860,000	Progress Residential Trust, Series 2019-SFR4, Class D, 3.136%, 10/17/2036, 144A	3,982,042
155,000	Progress Residential Trust, Series 2020-SFR2, Class C, 3.077%, 6/17/2037, 144A	160,538
295,000	Progress Residential Trust, Series 2020-SFR3, Class B, 1.495%, 10/17/2027, 144A	295,009
1,818,000	Progress Residential Trust, Series 2020-SFR3, Class E, 2.296%, 10/17/2027, 144A	1,820,107
3,548,200	RCO V Mortgage LLC, Series 2020-1, Class A1, 3.105%, 9/25/2025, 144A(a)	3,554,415
1,828,293	Sequoia Mortgage Trust, Series 2017-CH2, Class A1, 4.000%, 12/25/2047, 144A(a)	1,882,318
3,216,191	Sequoia Mortgage Trust, Series 2019-CH2, Class A1, 4.500%, 8/25/2049, 144A(a)	3,298,789
4,930,000	Towd Point Mortgage Trust, Series 2017-4, Class M2, 3.250%, 6/25/2057, 144A(a)	5,218,344
6,390,000	Towd Point Mortgage Trust, Series 2017-5, Class M2, 1-month LIBOR + 1.500%, 1.648%, 2/25/2057, 144A(b)	6,422,315
1,362,493	Towd Point Mortgage Trust, Series 2015-2, Class 1A13, 2.500%, 11/25/2060, 144A(a)	1,365,627
716,300	Towd Point Mortgage Trust, Series 2016-1, Class A1B, 2.750%, 2/25/2055, 144A(a)	724,085
1,775,000	Towd Point Mortgage Trust, Series 2018-4, Class A2, 3.000%, 6/25/2058, 144A(a)	1,873,573
1,943,340	Towd Point Mortgage Trust, Series 2018-5, Class M1, 3.250%, 7/25/2058, 144A(a)	2,053,022
17,610,000	Towd Point Mortgage Trust, Series 2019-2, Class M1, 3.750%, 12/25/2058, 144A(a)	19,128,012
9,086,005	Towd Point Mortgage Trust, Series 2019-4, Class A1, 2.900%, 10/25/2059, 144A(a)	9,590,814
3,325,000	Towd Point Mortgage Trust, Series 2020-1, Class A2B, 3.250%, 1/25/2060, 144A(a)	3,518,668
3,950,000	Tricon American Homes, Series 2020-SFR1, Class D, 2.548%, 7/17/2038, 144A	4,018,043
2,575,000	Tricon American Homes Trust, Series 2019-SFR1, Class D, 3.198%, 3/17/2038, 144A	2,660,213
7,846,832	Vericrest Opportunity Loan Trust, Series 2019-NPL8, Class A1A, 3.278%, 11/25/2049, 144A(a)	7,850,371

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Home Equity — continued
$8,273,283	Vericrest Opportunity Loan Trust, Series 2019-NPL5, Class A1A, 3.352%, 9/25/2049, 144A(a)	$8,283,876
3,064,740	Vericrest Opportunity Loan Trust, Series 2019-NPL9, Class A1A, 3.327%, 11/26/2049, 144A(a)	3,073,516
6,408,731	Vericrest Opportunity Loan Trust, Series 2020-NPL1, Class A1A, 3.228%, 1/25/2050, 144A(a)	6,426,705
4,233,838	Vericrest Opportunity Loan Trust, Series 2020-NPL2, Class A1A, 2.981%, 2/25/2050, 144A(a)	4,237,149
210,423	Vericrest Opportunity Loan Trust, Series 2020-NPL3, Class A1A, 2.981%, 2/25/2050, 144A(a)	210,498

		321,055,084

	ABS Other — 3.0%
8,378,088	CLI Funding VI LLC, Series 2020-3A, Class A, 2.070%, 10/18/2045, 144A	8,449,878
940,000	Dell Equipment Finance Trust, Series 2020-2, Class C, 1.370%, 1/22/2024, 144A	944,088
945,000	Dell Equipment Finance Trust, Series 2020-2, Class D, 1.920%, 3/23/2026, 144A	953,485
39,262,848	FAN Engine Securitization Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/2043, 144A(c)(d)(e)	21,594,566
12,067,388	Horizon Aircraft Finance I Ltd., Series 2018-1, Class A, 4.458%, 12/15/2038, 144A	11,656,177
2,833,211	Horizon Aircraft Finance II Ltd., Series 2019-1, Class A, 3.721%, 7/15/2039, 144A	2,733,228
1,975,000	HPEFS Equipment Trust, Series 2019-1A, Class C, 2.490%, 9/20/2029, 144A	2,013,799
3,645,000	HPEFS Equipment Trust, Series 2020-1A, Class D, 2.260%, 2/20/2030, 144A	3,680,276
1,980,000	HPEFS Equipment Trust, Series 2020-2A, Class C, 2.000%, 7/22/2030, 144A	2,020,917
7,423,807	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038, 144A	6,875,628
12,845,584	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043, 144A	12,241,490
3,778,006	MAPS Ltd., Series 2019-1A, Class A, 4.458%, 3/15/2044, 144A	3,591,524
11,712,721	Mariner Finance Issuance Trust, Series 2018-AA, Class A, 4.200%, 11/20/2030, 144A	11,847,064
2,435,977	Marlette Funding Trust, Series 2019-4A, Class A, 2.390%, 12/17/2029, 144A	2,455,015
761,581	Marlette Funding Trust, Series 2019-1A, Class A, 3.440%, 4/16/2029, 144A	767,648
1,026,051	MVW LLC, Series 2020-1A, Class C, 4.210%, 10/20/2037, 144A	1,089,970
664,309	MVW Owner Trust, Series 2019-1A, Class C, 3.330%, 11/20/2036, 144A	676,120
8,040,000	OneMain Financial Issuance Trust, Series 2019-1A, Class D, 4.220%, 2/14/2031, 144A	8,307,794
4,675,000	OneMain Financial Issuance Trust, Series 2020-1A, Class B, 4.830%, 5/14/2032, 144A	5,000,324
6,585,000	OneMain Financial Issuance Trust, Series 2020-2A, Class A, 1.750%, 9/14/2035, 144A	6,692,105
15,252,711	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	14,800,385
	ABS Other — continued
740,000	SLM Private Credit Student Loan Trust, Series 2003-C, Class A3, 28-day ARS, 3.630%, 9/15/2032(b)	736,911
1,145,000	SLM Private Credit Student Loan Trust, Series 2003-C, Class A4, 28-day ARS, 3.230%, 9/15/2032(b)	1,140,221
13,765,000	SoFi Consumer Loan Program Trust, Series 2019-1, Class C, 3.730%, 2/25/2028, 144A	14,050,679
3,659,000	SoFi Consumer Loan Program Trust, Series 2018-1, Class B, 3.650%, 2/25/2027, 144A	3,764,066
6,720,000	SoFi Consumer Loan Program Trust, Series 2018-4, Class C, 4.170%, 11/26/2027, 144A	6,887,752
6,805,000	SoFi Consumer Loan Program Trust, Series 2019-2, Class C, 3.460%, 4/25/2028, 144A	6,969,995
12,755,000	SoFi Consumer Loan Program Trust, Series 2019-3, Class C, 3.350%, 5/25/2028, 144A	13,199,624
7,370,000	SoFi Consumer Loan Program Trust, Series 2019-4, Class C, 2.840%, 8/25/2028, 144A	7,574,282

		182,715,011

	ABS Student Loan — 1.0%
6,356,550	Commonbond Student Loan Trust, Series 2020-1, Class A, 1.690%, 10/25/2051, 144A	6,402,192
7,045,987	ELFI Graduate Loan Program LLC, Series 2019-A, Class A, 2.540%, 3/25/2044, 144A	7,244,131
8,825,000	Laurel Road Prime Student Loan Trust, Series 2020-A, Class A2FX, 1.400%, 11/25/2050, 144A	8,866,084
615,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28-day ARS, 3.180%, 6/15/2032(b)	611,444
463,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A4, 28-day ARS, 3.170%, 6/15/2032(b)	460,323
905,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 3.200%, 3/15/2033(a)	899,024
612,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28-day ARS, 3.658%, 3/15/2033(b)	607,959
2,500,000	SMB Private Education Loan Trust, Series 2015-C, Class B, 3.500%, 9/15/2043, 144A	2,618,560
565,000	SMB Private Education Loan Trust, Series 2018-B, Class B, 4.000%, 7/15/2042, 144A	601,064
1,525,000	SMB Private Education Loan Trust, Series 2018-C, Class B, 4.000%, 11/17/2042, 144A	1,607,817
10,051,750	SMB Private Education Loan Trust, Series 2019-A, Class A2A, 3.440%, 7/15/2036, 144A	10,637,861
16,265,000	SMB Private Education Loan Trust, Series 2019-B, Class A2A, 2.840%, 6/15/2037, 144A	17,174,986

		57,731,445

	ABS Whole Business — 1.2%
10,006,577	Adams Outdoor Advertising LP, Series 2018-1, Class A, 4.810%, 11/15/2048, 144A	10,551,461
3,595,000	Adams Outdoor Advertising LP, Series 2018-1, Class B, 5.653%, 11/15/2048, 144A	3,802,433
13,288,050	Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/2047, 144A	12,959,447
7,205,788	DB Master Finance LLC, Series 2019-1A, Class A23, 4.352%, 5/20/2049, 144A	7,786,934
2,543,340	Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23, 4.118%, 7/25/2047, 144A	2,724,680

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Whole Business — continued
$5,191,503	Domino’s Pizza Master Issuer LLC, Series 2018-1A, Class A2II, 4.328%, 7/25/2048, 144A	$5,642,748
4,073,850	Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.668%, 10/25/2049, 144A	4,327,284
1,672,110	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049, 144A	1,576,900
17,404,950	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.540%, 2/25/2044, 144A	18,641,678
2,230,000	Wingstop Funding LLC, Series 2020-1A, Class A2, 2.841%, 12/05/2050, 144A	2,275,202

		70,288,767

	Aerospace & Defense — 3.6%
13,620,000	BAE Systems PLC, 3.400%, 4/15/2030, 144A	15,429,757
3,780,000	Boeing Co. (The), 2.250%, 6/15/2026	3,868,868
4,874,000	Boeing Co. (The), 2.950%, 2/01/2030	5,040,983
655,000	Boeing Co. (The), 3.100%, 5/01/2026	701,371
3,225,000	Boeing Co. (The), 3.200%, 3/01/2029	3,404,420
2,036,000	Boeing Co. (The), 3.250%, 2/01/2035	2,087,928
9,088,000	Boeing Co. (The), 3.375%, 6/15/2046	8,868,140
1,427,000	Boeing Co. (The), 3.500%, 3/01/2039	1,443,677
850,000	Boeing Co. (The), 3.550%, 3/01/2038	867,163
3,564,000	Boeing Co. (The), 3.625%, 3/01/2048	3,593,416
2,111,000	Boeing Co. (The), 3.650%, 3/01/2047	2,136,835
14,352,000	Boeing Co. (The), 3.750%, 2/01/2050	15,009,322
1,932,000	Boeing Co. (The), 3.825%, 3/01/2059	1,962,548
3,241,000	Boeing Co. (The), 3.850%, 11/01/2048	3,342,961
7,330,000	Boeing Co. (The), 3.900%, 5/01/2049	7,778,684
4,795,000	Boeing Co. (The), 3.950%, 8/01/2059	5,131,883
8,060,000	Boeing Co. (The), 5.150%, 5/01/2030	9,754,627
5,676,000	Boeing Co. (The), 5.705%, 5/01/2040	7,365,863
37,793,000	Boeing Co. (The), 5.805%, 5/01/2050	52,084,236
8,696,000	Boeing Co. (The), 5.930%, 5/01/2060	12,336,093
4,760,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	5,045,648
4,350,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	4,621,918
6,885,000	Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025	7,650,460
4,245,000	Huntington Ingalls Industries, Inc., 4.200%, 5/01/2030	5,027,951
650,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039	840,281
1,335,000	Spirit AeroSystems, Inc., 4.600%, 6/15/2028	1,319,981
29,075,000	Textron, Inc., 3.000%, 6/01/2030	31,341,375

		218,056,389

	Airlines — 1.0%
2,410,489	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	2,405,258
7,001,850	American Airlines Pass Through Certificates, Series 2016-1, Class B, 5.250%, 7/15/2025	5,910,542
12,726,245	American Airlines Pass Through Certificates, Series 2016-3, Class A, 3.250%, 4/15/2030	11,528,252
1,506,441	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	1,211,962
5,486,481	American Airlines Pass Through Certificates, Series 2017-2, Class A, 3.600%, 4/15/2031	5,068,967
3,331,919	American Airlines Pass Through Certificates, Series 2017-2, Class B, 3.700%, 4/15/2027	2,816,834
1,791,550	American Airlines Pass Through Trust, Series 2015-2, Class B, 4.400%, 3/22/2025	1,377,344
	Airlines — continued
21,871,211	American Airlines Pass Through Trust, Series 2019-1, Class B, 3.850%, 8/15/2029	18,364,381
6,523,391	British Airways Pass Through Trust, Series 2019-1, Class A, 3.350%, 12/15/2030, 144A	6,165,518
246,393	Continental Airlines Pass Through Certificates, Series 2001-1, Class A-1, 6.703%, 12/15/2022	246,393
924,352	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	941,869
3,959,577	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	3,867,980
2,583,954	United Airlines Pass Through Trust, Series 2018-1, Class A, 3.700%, 9/01/2031	2,452,215

		62,357,515

	Automotive — 2.0%
18,836,000	Cummins, Inc., 5.650%, 3/01/2098	27,680,444
5,274,000	Cummins, Inc., 6.750%, 2/15/2027	6,683,596
8,176,000	General Motors Co., 5.200%, 4/01/2045	9,929,151
27,915,000	General Motors Co., 5.400%, 4/01/2048	35,154,208
640,000	General Motors Co., 5.950%, 4/01/2049	865,549
9,600,000	General Motors Co., 6.250%, 10/02/2043	12,950,107
95,000	General Motors Co., 6.750%, 4/01/2046	136,870
24,360,000	Volkswagen Group of America Finance LLC, 0.875%, 11/22/2023, 144A	24,497,229
2,895,000	Volkswagen Group of America Finance LLC, 3.350%, 5/13/2025, 144A	3,182,633

		121,079,787

	Banking — 8.0%
300,000	Ally Financial, Inc., 3.875%, 5/21/2024	328,723
39,613,000	Ally Financial, Inc., 4.625%, 3/30/2025	45,151,548
2,835,000	Ally Financial, Inc., 5.750%, 11/20/2025	3,300,625
1,468,000	Ally Financial, Inc., 8.000%, 11/01/2031	2,088,539
10,155,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 5.375%, 4/17/2025, 144A	11,666,673
5,800,000	Banco Santander S.A., 2.749%, 12/03/2030	5,978,216
49,304,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	55,691,042
100,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	117,297
25,627,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	29,729,519
4,287,000	Barclays PLC, (fixed rate to 6/20/2029, variable rate thereafter), 5.088%, 6/20/2030	5,142,616
18,255,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	19,780,023
3,335,000	BBVA Bancomer S.A., 1.875%, 9/18/2025, 144A	3,368,350
22,500,000	BNP Paribas S.A., (fixed rate to 3/01/2028, variable rate thereafter), 4.375%, 3/01/2033, 144A	25,780,055
460,000	Capital One Financial Corp., 4.200%, 10/29/2025	525,187
1,230,000	Citigroup, Inc., 4.125%, 7/25/2028	1,438,707
7,155,000	Credit Agricole S.A., (fixed rate to 1/10/2028, variable rate thereafter), 4.000%, 1/10/2033, 144A	7,987,126
14,200,000	Danske Bank A/S, 5.375%, 1/12/2024, 144A	16,019,873
3,390,000	Danske Bank A/S, (fixed rate to 12/20/2024, variable rate thereafter), 3.244%, 12/20/2025, 144A	3,627,615
2,640,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	2,762,496
9,260,000	Deutsche Bank AG, (fixed rate to 9/18/2023, variable rate thereafter), 2.222%, 9/18/2024	9,526,121

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$6,235,000	Deutsche Bank AG, (fixed rate to 9/18/2030, variable rate thereafter), 3.547%, 9/18/2031	$6,757,127
70,245,000	JPMorgan Chase & Co., 4.125%, 12/15/2026	82,120,901
28,715,000	JPMorgan Chase & Co., (fixed rate to 3/24/2030, variable rate thereafter), 4.493%, 3/24/2031	35,323,125
100,000	KeyBank NA, 6.950%, 2/01/2028	130,314
1,845,000	Morgan Stanley, GMTN, 4.350%, 9/08/2026	2,175,233
20,695,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	22,458,923
15,160,000	Santander Holdings USA, Inc., 3.244%, 10/05/2026	16,464,056
20,295,000	Societe Generale S.A., 4.250%, 4/14/2025, 144A	22,383,355
11,950,000	Societe Generale S.A., (fixed rate to 7/08/2030, variable rate thereafter), 3.653%, 7/08/2035, 144A	12,940,548
16,790,000	Standard Chartered PLC, (fixed rate to 11/18/2030, variable rate thereafter), 3.265%, 2/18/2036, 144A	17,578,818
7,090,000	Standard Chartered PLC, (fixed rate to 4/01/2030, variable rate thereafter), 4.644%, 4/01/2031, 144A	8,576,770
3,865,000	Synchrony Financial, 4.375%, 3/19/2024	4,255,237

		481,174,758

	Brokerage — 0.8%
19,498,000	Jefferies Group LLC, 6.250%, 1/15/2036	26,003,814
8,760,000	Jefferies Group LLC, 6.450%, 6/08/2027	11,105,393
8,460,000	Nasdaq, Inc., 0.445%, 12/21/2022	8,469,896

		45,579,103

	Building Materials — 1.1%
16,180,000	Cemex SAB de CV, 5.200%, 9/17/2030, 144A	17,741,370
5,955,000	Cemex SAB de CV, 5.450%, 11/19/2029, 144A	6,550,560
1,665,000	Cemex SAB de CV, 5.700%, 1/11/2025, 144A	1,701,630
460,000	Cemex SAB de CV, 7.750%, 4/16/2026, 144A	485,070
3,285,000	Ferguson Finance PLC, 3.250%, 6/02/2030, 144A	3,663,132
23,975,000	Owens Corning, 7.000%, 12/01/2036	34,182,443
2,655,000	Vulcan Materials Co., 3.500%, 6/01/2030	3,049,564

		67,373,769

	Cable Satellite — 2.2%
9,425,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	9,930,934
2,826,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 8/15/2030, 144A	2,999,092
315,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 5/01/2032, 144A	336,332
550,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 6/01/2029, 144A	602,937
30,810,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.800%, 3/01/2050	36,799,466
6,695,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.750%, 4/01/2048	8,760,026
10,320,000	Cox Communications, Inc., 4.500%, 6/30/2043, 144A	12,982,106
5,820,000	Cox Communications, Inc., 4.700%, 12/15/2042, 144A	7,515,742
240,000	CSC Holdings LLC, 5.750%, 1/15/2030, 144A	263,100
2,360,000	CSC Holdings LLC, 6.500%, 2/01/2029, 144A	2,664,558
470,000	Sirius XM Radio, Inc., 4.625%, 7/15/2024, 144A	487,038
2,416,000	Sirius XM Radio, Inc., 5.000%, 8/01/2027, 144A	2,567,024
865,000	Sirius XM Radio, Inc., 5.375%, 7/15/2026, 144A	901,762
200,000	Sirius XM Radio, Inc., 5.500%, 7/01/2029, 144A	220,063
	Cable Satellite — continued
17,891,000	Time Warner Cable LLC, 4.500%, 9/15/2042	20,964,618
15,815,000	Time Warner Cable LLC, 5.500%, 9/01/2041	20,319,937
800,000	Videotron Ltd., 5.000%, 7/15/2022	841,008
2,185,000	Virgin Media Secured Finance PLC, 5.500%, 8/15/2026, 144A	2,269,669
1,600,000	Ziggo BV, 5.500%, 1/15/2027, 144A	1,670,000

		133,095,412

	Chemicals — 1.2%
8,285,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030, 144A	8,502,481
1,635,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050, 144A	1,690,198
27,205,000	CF Industries, Inc., 4.500%, 12/01/2026, 144A	32,231,319
3,740,000	FMC Corp., 3.450%, 10/01/2029	4,257,741
2,075,000	FMC Corp., 4.500%, 10/01/2049	2,690,320
8,145,000	LYB International Finance III LLC, 4.200%, 10/15/2049	9,520,873
11,480,000	Nutrition & Biosciences, Inc., 2.300%, 11/01/2030, 144A	11,824,654

		70,717,586

	Collateralized Mortgage Obligations — 0.0%
1,544,401	New Residential Mortgage Loan Trust, Series 2020-NPL2, Class A1, 3.228%, 8/25/2060, 144A(a)	1,556,848

	Consumer Cyclical Services — 1.9%
20,300,000	Amazon.com, Inc., 2.500%, 6/03/2050	21,062,685
9,850,000	Booking Holdings, Inc., 4.500%, 4/13/2027	11,715,171
16,000,000	Booking Holdings, Inc., 4.625%, 4/13/2030	19,881,266
1,205,000	eBay, Inc., 4.000%, 7/15/2042	1,371,911
26,082,000	Expedia Group, Inc., 3.250%, 2/15/2030	27,144,607
2,426,000	Expedia Group, Inc., 3.800%, 2/15/2028	2,605,847
9,925,000	Expedia Group, Inc., 4.625%, 8/01/2027, 144A	11,088,806
5,385,000	Expedia Group, Inc., 6.250%, 5/01/2025, 144A	6,241,757
2,755,000	Expedia Group, Inc., 7.000%, 5/01/2025, 144A	3,036,593
4,402,000	IHS Markit Ltd., 4.250%, 5/01/2029	5,347,814
6,030,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	6,557,625

		116,054,082

	Consumer Products — 0.2%
7,458,000	Hasbro, Inc., 6.600%, 7/15/2028	9,340,770
4,580,000	Kimberly-Clark de Mexico SAB de CV, 2.431%, 7/01/2031, 144A	4,731,232

		14,072,002

	Diversified Manufacturing — 0.5%
13,920,000	Carrier Global Corp., 2.722%, 2/15/2030	14,886,231
6,010,000	General Electric Co., 3.625%, 5/01/2030	6,868,751
2,865,000	General Electric Co., 4.350%, 5/01/2050	3,484,265
5,305,000	General Electric Co., Series A, MTN, 3-month LIBOR + 0.300%, 0.537%, 5/13/2024(b)	5,137,673

		30,376,920

	Electric — 3.2%
7,435,000	AES Corp. (The), 2.450%, 1/15/2031, 144A	7,529,573
3,695,000	AES Corp. (The), 3.950%, 7/15/2030, 144A	4,176,865
17,820,017	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	20,941,627
14,855,000	Calpine Corp., 3.750%, 3/01/2031, 144A	14,711,352
13,025,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	18,583,781
9,007,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	13,255,491
21,030,000	FirstEnergy Corp., Series C, 3.400%, 3/01/2050	20,143,226

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Electric — continued
$2,355,000	IPALCO Enterprises, Inc., 4.250%, 5/01/2030, 144A	$2,718,694
9,641,000	NRG Energy, Inc., 4.450%, 6/15/2029, 144A	11,180,172
1,435,000	NRG Energy, Inc., 5.250%, 6/15/2029, 144A	1,578,500
4,437,000	NRG Energy, Inc., 5.750%, 1/15/2028	4,847,423
8,915,000	Pacific Gas & Electric Co., 3.500%, 8/01/2050	8,860,717
10,400,000	Pacific Gas & Electric Co., 4.300%, 3/15/2045	11,088,069
1,250,000	Pacific Gas & Electric Co., 4.950%, 7/01/2050	1,489,517
2,970,000	Southern California Edison Co., 3.650%, 2/01/2050	3,373,363
850,000	Southern California Edison Co., 4.000%, 4/01/2047	998,408
1,060,000	Southern California Edison Co., Series C, 4.125%, 3/01/2048	1,263,278
40,595,000	Vistra Operations Co. LLC, 3.700%, 1/30/2027, 144A	44,763,549
1,105,000	Vistra Operations Co. LLC, 4.300%, 7/15/2029, 144A	1,254,201

		192,757,806

	Finance Companies — 2.2%
1,245,000	Air Lease Corp., 2.250%, 1/15/2023	1,278,265
23,900,000	Air Lease Corp., 3.125%, 12/01/2030	24,879,409
2,235,000	Air Lease Corp., 3.250%, 10/01/2029	2,362,058
10,270,000	Air Lease Corp., 3.375%, 7/01/2025	11,044,337
345,000	Air Lease Corp., 4.625%, 10/01/2028	396,313
8,426,000	Air Lease Corp., MTN, 3.000%, 2/01/2030	8,650,126
12,430,000	Aircastle Ltd., 4.125%, 5/01/2024	13,146,458
8,070,000	Aircastle Ltd., 4.400%, 9/25/2023	8,551,453
8,160,000	Aircastle Ltd., 5.000%, 4/01/2023	8,697,781
6,700,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	6,832,814
7,510,000	Aviation Capital Group LLC, 5.500%, 12/15/2024, 144A	8,314,077
9,530,000	GE Capital Funding LLC, 4.400%, 5/15/2030, 144A	11,234,236
3,460,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	4,129,669
3,425,000	Navient Corp., 5.000%, 3/15/2027	3,454,969
50,000	Navient Corp., 5.875%, 10/25/2024	53,125
35,000	Navient Corp., 6.500%, 6/15/2022	37,038
145,000	Navient Corp., 6.750%, 6/15/2026	157,506
370,000	Navient Corp., 7.250%, 9/25/2023	405,513
20,000	Navient Corp., MTN, 6.125%, 3/25/2024	21,350
165,000	Navient Corp., MTN, 7.250%, 1/25/2022	172,425
7,805,000	Quicken Loans LLC, 5.250%, 1/15/2028, 144A	8,331,837
3,645,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	3,717,900
4,955,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	5,140,813

		131,009,472

	Financial Other — 0.1%
2,415,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.750%, 9/15/2024	2,508,581
3,182,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	3,411,104

		5,919,685

	Food & Beverage — 2.6%
2,040,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.900%, 2/01/2046	2,652,470
14,470,000	Anheuser-Busch InBev Worldwide, Inc., 4.500%, 6/01/2050	18,264,900
6,002,000	Anheuser-Busch InBev Worldwide, Inc., 4.600%, 4/15/2048	7,594,939
	Food & Beverage — continued
15,285,000	Fomento Economico Mexicano SAB de CV, 3.500%, 1/16/2050	17,009,067
4,910,000	JBS USA LUX S.A./JBS USA Finance, Inc., 6.750%, 2/15/2028, 144A	5,516,385
10,660,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.500%, 1/15/2030, 144A	12,245,782
25,875,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	27,884,711
6,470,000	NBM U.S Holdings, Inc., 7.000%, 5/14/2026, 144A	7,044,277
9,535,000	PepsiCo, Inc., 1.700%, 10/06/2021	9,626,525
45,980,000	PepsiCo, Inc., 2.000%, 4/15/2021	46,145,795
1,920,000	Smithfield Foods, Inc., 3.000%, 10/15/2030, 144A	2,031,508

		156,016,359

	Government Owned – No Guarantee — 0.6%
4,000,000	Empresa de los Ferrocarriles del Estado, 3.068%, 8/18/2050, 144A	3,893,560
8,080,000	Equinor ASA, 3.700%, 4/06/2050	9,737,553
20,145,000	Saudi Arabian Oil Co., 3.250%, 11/24/2050, 144A	20,428,391

		34,059,504

	Government Sponsored — 0.1%
6,130,000	Petrobras Global Finance BV, 6.900%, 3/19/2049	7,769,775

	Health Insurance — 0.0%
565,000	Centene Corp., 4.625%, 12/15/2029	627,269

	Healthcare — 1.8%
19,420,000	Cigna Corp., 4.375%, 10/15/2028	23,472,700
1,261,000	Cigna Corp., 7.875%, 5/15/2027	1,715,425
7,210,000	CVS Health Corp., 3.250%, 8/15/2029	8,120,151
685,000	Encompass Health Corp., 4.750%, 2/01/2030	733,806
8,810,000	HCA, Inc., 4.125%, 6/15/2029	10,220,319
16,050,000	HCA, Inc., 4.500%, 2/15/2027	18,669,390
22,730,000	HCA, Inc., 5.250%, 6/15/2049	30,021,696
4,806,000	HCA, Inc., 7.050%, 12/01/2027	5,821,267
1,592,000	HCA, Inc., 7.500%, 11/06/2033	2,212,880
1,295,000	HCA, Inc., 7.690%, 6/15/2025	1,554,000
2,480,000	HCA, Inc., MTN, 7.580%, 9/15/2025	2,988,400
3,068,000	HCA, Inc., MTN, 7.750%, 7/15/2036	3,965,390

		109,495,424

	Home Construction — 0.1%
2,450,000	Lennar Corp., 4.750%, 11/29/2027	2,895,410
560,000	Lennar Corp., 4.875%, 12/15/2023	618,800
55,000	Lennar Corp., 5.000%, 6/15/2027	64,763
2,755,000	MDC Holdings, Inc., 6.000%, 1/15/2043	3,693,201

		7,272,174

	Independent Energy — 1.1%
3,195,000	Aker BP ASA, 3.000%, 1/15/2025, 144A	3,353,116
9,925,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	10,424,312
16,455,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	17,824,841
9,310,000	Continental Resources, Inc., 3.800%, 6/01/2024	9,613,599
10,475,000	Hess Corp., 4.300%, 4/01/2027	11,548,398
4,675,000	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	5,120,107
6,090,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	6,357,595

		64,241,968

	Integrated Energy — 0.9%
52,303,000	Shell International Finance BV, 1.875%, 5/10/2021	52,601,282

	Life Insurance — 3.7%
5,653,000	American International Group, Inc., 4.200%, 4/01/2028	6,710,829
21,550,000	Athene Global Funding, 2.550%, 11/19/2030, 144A	21,566,206

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Life Insurance — continued
$7,385,000	Athene Holding Ltd., 3.500%, 1/15/2031	$7,804,532
8,255,000	CNO Financial Group, Inc., 5.250%, 5/30/2029	9,956,933
19,600,000	Fidelity & Guaranty Life Holdings, Inc., 5.500%, 5/01/2025, 144A	22,873,200
15,000,000	Global Atlantic Fin Co., 8.625%, 4/15/2021, 144A	15,252,351
2,565,000	Massachusetts Mutual Life Insurance Co., 3.375%, 4/15/2050, 144A	2,802,036
5,895,000	Metropolitan Life Global Funding I, 3-month LIBOR + 0.230%, 0.460%, 1/08/2021, 144A(b)	5,895,157
30,030,000	Metropolitan Life Global Funding I, 3.375%, 1/11/2022, 144A	30,923,307
9,063,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	12,158,037
26,914,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(d)(e)	46,341,871
5,760,000	New York Life Insurance Co., 3.750%, 5/15/2050, 144A	6,890,306
6,440,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(d)(e)	8,869,039
2,872,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	3,683,134
14,489,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A(d)(e)	20,881,896

		222,608,834

	Local Authorities — 0.3%
14,455,000	Province of Quebec Canada, 0.600%, 7/23/2025	14,515,422

	Lodging — 0.0%
1,795,000	Marriott International, Inc., 4.625%, 6/15/2030	2,106,395

	Media Entertainment — 1.2%
23,830,000	Discovery Communications LLC, 4.650%, 5/15/2050	29,805,250
265,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	271,956
3,225,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	3,386,250
1,530,000	iHeartCommunications, Inc., 6.375%, 5/01/2026	1,637,100
4,640,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	4,953,014
245,000	Netflix, Inc., 4.875%, 4/15/2028	276,287
2,625,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	3,018,750
870,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	1,025,513
2,700,000	ViacomCBS, Inc., 4.200%, 6/01/2029	3,229,800
3,010,000	ViacomCBS, Inc., 4.200%, 5/19/2032	3,627,492
18,215,000	ViacomCBS, Inc., 4.950%, 1/15/2031	22,862,158

		74,093,570

	Metals & Mining — 3.1%
550,000	Anglo American Capital PLC, 2.625%, 9/10/2030, 144A	575,129
6,260,000	Anglo American Capital PLC, 4.000%, 9/11/2027, 144A	7,188,357
34,334,000	Anglo American Capital PLC, 4.500%, 3/15/2028, 144A	40,316,085
8,785,000	Anglo American Capital PLC, 4.750%, 4/10/2027, 144A	10,363,187
3,130,000	Antofagasta PLC, 2.375%, 10/14/2030, 144A	3,137,825
11,990,000	ArcelorMittal S.A., 7.000%, 3/01/2041	16,523,163
5,890,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	6,390,650
2,930,000	Freeport-McMoRan, Inc., 4.375%, 8/01/2028	3,113,125
1,975,000	Freeport-McMoRan, Inc., 4.625%, 8/01/2030	2,167,563
5,760,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	7,207,200
1,770,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	2,203,650
	Metals & Mining — continued
7,688,000	Glencore Funding LLC, 3.875%, 10/27/2027, 144A	8,690,131
39,092,000	Glencore Funding LLC, 4.000%, 3/27/2027, 144A	44,220,182
11,700,000	Glencore Funding LLC, 4.125%, 3/12/2024, 144A	12,874,600
4,280,000	Newcrest Finance Pty Ltd., 3.250%, 5/13/2030, 144A	4,727,516
1,855,000	Reliance Steel & Aluminum Co., 2.150%, 8/15/2030	1,905,873
395,000	Steel Dynamics, Inc., 3.250%, 1/15/2031	441,707
14,125,000	Steel Dynamics, Inc., 3.450%, 4/15/2030	15,989,320

		188,035,263

	Midstream — 2.5%
22,495,000	Cheniere Corpus Christi Holdings LLC, 3.700%, 11/15/2029	25,042,863
650,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	702,000
7,000,000	Energy Transfer Operating LP, 4.950%, 6/15/2028	8,068,299
36,405,000	Energy Transfer Operating LP, 5.250%, 4/15/2029	42,504,951
1,435,000	Gray Oak Pipeline LLC, 3.450%, 10/15/2027, 144A	1,498,882
14,660,000	Kinder Morgan Energy Partners LP, 3.500%, 9/01/2023	15,702,917
85,000	Kinder Morgan Energy Partners LP, 5.000%, 8/15/2042	99,704
375,000	Kinder Morgan, Inc., 5.050%, 2/15/2046	456,731
14,040,000	MPLX LP, 4.250%, 12/01/2027	16,485,357
85,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	114,918
225,000	Plains All American Pipeline LP/PAA Finance Corp., 2.850%, 1/31/2023	232,991
2,890,000	Plains All American Pipeline LP/PAA Finance Corp., 3.800%, 9/15/2030	3,106,897
7,365,000	Plains All American Pipeline LP/PAA Finance Corp., 4.300%, 1/31/2043	7,246,418
6,870,000	Plains All American Pipeline LP/PAA Finance Corp., 4.700%, 6/15/2044	7,123,565
620,000	Plains All American Pipeline LP/PAA Finance Corp., 4.900%, 2/15/2045	658,003
12,445,000	Sabine Pass Liquefaction LLC, 4.500%, 5/15/2030, 144A	14,750,779
8,405,000	Williams Cos., Inc. (The), 3.350%, 8/15/2022	8,741,480

		152,536,755

	Mortgage Related — 0.0%
1,204	FNMA, 6.000%, 7/01/2029	1,374

	Non-Agency Commercial Mortgage-Backed Securities — 0.8%
1,410,000	Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class AM, 3.416%, 10/15/2045, 144A	1,430,032
785,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	759,273
405,000	Commercial Mortgage Trust, Series 2012-LC4, Class C, 5.535%, 12/10/2044(a)	365,118
3,205,000	Credit Suisse Commercial Mortgage Securities Corp., Series 2019-SKLZ, Class D, 1-month LIBOR + 3.600%, 3.759%, 1/15/2034, 144A(b)	3,023,939
12,790,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037, 144A	10,558,657
5,095,000	DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.530%, 10/10/2034, 144A(a)	5,327,230
9,406,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class D, 3.550%, 3/05/2033, 144A(a)	7,584,087

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$2,390,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.550%, 3/05/2033, 144A(a)	$2,308,024
3,094,000	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(a)	2,997,171
1,405,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class C, 4.763%, 10/15/2046(a)	1,257,334
3,989,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class B, 5.200%, 6/15/2044, 144A(a)	3,978,486
3,456,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.477%, 6/15/2044, 144A(a)	2,122,142
6,706,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class E, 4.888%, 5/10/2063, 144A(a)(d)(e)	3,107,873
1,290,000	WFRBS Commercial Mortgage Trust, Series 2014-C24, Class B, 4.204%, 11/15/2047(a)	1,284,729
939,546	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.523%, 2/15/2044, 144A(a)	936,953
2,125,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.642%, 3/15/2044, 144A(a)	990,905
1,746,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class C, 4.810%, 6/15/2045(a)	1,359,810
865,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.810%, 6/15/2045, 144A(a)	383,832

		49,775,595

	Paper — 0.6%
10,460,000	Suzano Austria GmbH, 3.750%, 1/15/2031	11,098,060
16,595,000	Weyerhaeuser Co., 4.000%, 4/15/2030	19,652,196
2,745,000	WRKCo, Inc., 3.000%, 6/15/2033	3,015,840

		33,766,096

	Pharmaceuticals — 1.5%
8,370,000	Merck & Co., Inc., 2.450%, 6/24/2050	8,666,038
2,459,000	Mylan, Inc., 5.200%, 4/15/2048	3,201,276
9,724,000	Mylan, Inc., 5.400%, 11/29/2043	12,942,897
3,100,000	Perrigo Finance UnLtd. Co., 3.150%, 6/15/2030	3,313,145
980,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	1,041,250
9,335,000	Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 7/21/2023	9,236,142
15,105,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	14,519,832
6,270,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	5,580,300
12,646,000	Utah Acquisition Sub, Inc., 5.250%, 6/15/2046	16,567,275
11,805,000	Viatris, Inc., 4.000%, 6/22/2050, 144A	13,524,846

		88,593,001

	Property & Casualty Insurance — 0.4%
16,635,000	Fidelity National Financial, Inc., 3.400%, 6/15/2030	18,268,093
2,740,000	Fidelity National Financial, Inc., 5.500%, 9/01/2022	2,951,877
3,159,000	Sirius International Group Ltd., 4.600%, 11/01/2026, 144A	3,137,045
1,605,000	Travelers Cos., Inc. (The), 2.550%, 4/27/2050	1,689,575

		26,046,590

	REITs – Health Care — 0.1%
5,972,000	Welltower, Inc., 6.500%, 3/15/2041	8,349,736

	REITs – Regional Malls — 0.2%
6,815,000	Simon Property Group LP, 2.650%, 7/15/2030	7,223,046
4,945,000	Simon Property Group LP, 3.800%, 7/15/2050	5,516,718

		12,739,764

	REITs – Shopping Centers — 0.1%
2,280,000	Brixmor Operating Partnership LP, 4.050%, 7/01/2030	2,616,926

	Restaurants — 0.1%
2,375,000	Yum! Brands, Inc., 4.750%, 1/15/2030, 144A	2,604,188
1,890,000	Yum! Brands, Inc., 7.750%, 4/01/2025, 144A	2,093,175

		4,697,363

	Retailers — 1.1%
1,960,000	AutoNation, Inc., 4.750%, 6/01/2030	2,358,535
9,720,000	AutoZone, Inc., 3.625%, 4/15/2025	10,887,990
14,585,000	AutoZone, Inc., 4.000%, 4/15/2030	17,278,994
370,746	CVS Pass-Through Trust, 5.773%, 1/10/2033, 144A	436,064
392,236	CVS Pass-Through Trust, 6.036%, 12/10/2028	453,339
11,141,351	CVS Pass-Through Trust, Series 2013, 4.704%, 1/10/2036, 144A	12,621,702
1,168,350	CVS Pass-Through Trust, Series 2014, 4.163%, 8/11/2036, 144A	1,279,694
5,620,000	Dollar General Corp., 3.500%, 4/03/2030	6,451,605
8,064,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	9,014,101
3,755,000	PVH Corp., 7.750%, 11/15/2023	4,399,658

		65,181,682

	Sovereigns — 0.5%
30,040,000	Mexico Government International Bond, 3.771%, 5/24/2061	31,398,108

	Supermarkets — 0.0%
325,000	Koninklijke Ahold Delhaize NV, 5.700%, 10/01/2040	465,625

	Technology — 4.8%
27,985,000	Avnet, Inc., 4.625%, 4/15/2026	31,676,746
1,300,000	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.500%, 1/15/2028	1,432,870
10,158,000	Broadcom, Inc., 4.150%, 11/15/2030	11,760,549
17,895,000	Broadcom, Inc., 4.300%, 11/15/2032	21,214,326
31,450,000	Broadcom, Inc., 4.750%, 4/15/2029	37,511,104
12,400,000	Broadcom, Inc., 5.000%, 4/15/2030	15,073,588
1,620,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	1,595,700
3,900,000	CommScope, Inc., 6.000%, 3/01/2026, 144A	4,109,040
3,950,000	CommScope, Inc., 7.125%, 7/01/2028, 144A	4,206,750
10,115,000	Equinix, Inc., 2.150%, 7/15/2030	10,288,475
17,195,000	Equinix, Inc., 3.200%, 11/18/2029	18,876,101
4,610,000	Jabil, Inc., 3.000%, 1/15/2031	4,888,050
7,440,000	Jabil, Inc., 4.700%, 9/15/2022	7,926,428
16,735,000	KLA Corp., 5.650%, 11/01/2034	22,564,124
25,479,000	Micron Technology, Inc., 4.663%, 2/15/2030	31,266,472
10,622,000	Micron Technology, Inc., 5.327%, 2/06/2029	13,286,913
3,980,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.150%, 5/01/2027, 144A	4,388,157
2,225,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.400%, 5/01/2030, 144A	2,523,183
1,055,000	Open Text Corp., 3.875%, 2/15/2028, 144A	1,097,179
1,015,000	Open Text Holdings, Inc., 4.125%, 2/15/2030, 144A	1,079,757
25,480,000	Oracle Corp., 3.600%, 4/01/2050	29,686,328

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Technology — continued
$970,000	SS&C Technologies, Inc., 5.500%, 9/30/2027, 144A	$1,035,979
9,135,000	Verisk Analytics, Inc., 4.125%, 3/15/2029	10,977,720

		288,465,539

	Transportation Services — 0.2%
9,670,000	Adani Ports & Special Economic Zone Ltd., 4.200%, 8/04/2027, 144A	10,377,686

	Treasuries — 12.8%
267,555,000	U.S. Treasury Note, 0.125%, 4/30/2022	267,617,710
173,275,000	U.S. Treasury Note, 0.125%, 6/30/2022	173,302,074
119,815,000	U.S. Treasury Note, 0.125%, 12/31/2022	119,829,041
209,930,000	U.S. Treasury Note, 0.375%, 3/31/2022	210,594,231

		771,343,056

	Wireless — 1.8%
21,805,000	American Tower Corp., 2.100%, 6/15/2030	22,380,814
2,295,000	Crown Castle International Corp., 2.250%, 1/15/2031	2,380,692
3,725,000	Crown Castle International Corp., 3.300%, 7/01/2030	4,169,314
22,660,000	Crown Castle International Corp., 3.650%, 9/01/2027	25,582,808
6,615,000	Crown Castle International Corp., 4.000%, 3/01/2027	7,597,027
730,000	Crown Castle International Corp., 4.150%, 7/01/2050	884,643
610,000	Sprint Capital Corp., 6.875%, 11/15/2028	804,273
1,545,000	Sprint Corp., 7.250%, 9/15/2021	1,607,573
36,385,000	T-Mobile USA, Inc., 3.875%, 4/15/2030, 144A	42,141,107
980,000	T-Mobile USA, Inc., 4.500%, 2/01/2026	1,001,888

		108,550,139

	Wirelines — 2.3%
9,487,000	AT&T, Inc., 3.500%, 9/15/2053, 144A	9,500,924
364,000	AT&T, Inc., 3.550%, 9/15/2055, 144A	362,764
20,495,000	AT&T, Inc., 3.650%, 6/01/2051	21,460,171
515,000	AT&T, Inc., 3.650%, 9/15/2059, 144A	520,015
3,245,000	AT&T, Inc., 3.800%, 12/01/2057, 144A	3,390,820
61,415,000	AT&T, Inc., 4.300%, 2/15/2030	73,362,515
857,000	Level 3 Financing, Inc., 4.625%, 9/15/2027, 144A	895,081
20,585,000	Telefonica Emisiones S.A., 5.520%, 3/01/2049	27,562,286

		137,054,576

	Total Non-Convertible Bonds (Identified Cost $4,967,750,678)	5,453,191,355

Convertible Bonds — 1.3%
	Airlines — 0.1%
2,865,000	Southwest Airlines Co., 1.250%, 5/01/2025	4,161,413

	Cable Satellite — 0.3%
9,050,000	DISH Network Corp., 2.375%, 3/15/2024	8,433,965
13,110,000	DISH Network Corp., 3.375%, 8/15/2026	12,496,867

		20,930,832

	Consumer Cyclical Services — 0.1%
3,845,000	Uber Technologies, Inc., Zero Coupon, 12/15/2025, 144A	3,933,584

	Diversified Manufacturing — 0.1%
5,165,000	Greenbrier Cos., Inc. (The), 2.875%, 2/01/2024	5,219,082

	Electric — 0.1%
4,030,000	NRG Energy, Inc., 2.750%, 6/01/2048	4,579,289

	Healthcare — 0.1%
6,355,000	Teladoc Health, Inc., 1.250%, 6/01/2027, 144A	7,611,414

	Pharmaceuticals — 0.4%
5,120,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	5,494,207
13,985,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027, 144A	14,614,325
3,445,000	Neurocrine Biosciences, Inc., 2.250%, 5/15/2024	4,753,318

		24,861,850

	Technology — 0.1%
3,925,000	Shift4 Payments, Inc., Zero Coupon, 12/15/2025, 144A	4,789,618

	Total Convertible Bonds (Identified Cost $72,996,585)	76,087,082

Municipals — 0.1%
	Virginia — 0.1%
7,515,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046 (Identified Cost $7,253,731)	7,862,719

	Total Bonds and Notes (Identified Cost $5,048,000,994)	5,537,141,156

Collateralized Loan Obligations — 3.8%
14,785,000	Alinea CLO Ltd., Series 2018-1A, Class B, 3-month LIBOR + 1.650%, 1.868%, 7/20/2031, 144A(b)	14,768,250
5,715,000	Allegro CLO I Ltd., Series 2013-1A, Class BR, 3-month LIBOR + 2.450%, 2.664%, 1/30/2026, 144A(b)	5,714,024
4,650,000	Allegro CLO VIII Ltd., Series 2018-2A, Class B1, 3-month LIBOR + 1.670%, 1.907%, 7/15/2031, 144A(b)	4,560,214
4,075,000	Ares XXXVII CLO Ltd., Series 2015-4A, Class A3R, 3-month LIBOR + 1.500%, 1.737%, 10/15/2030, 144A(b)	4,044,116
2,774,916	Atrium XII, Series 12A, Class AR, 3-month LIBOR + 0.830%, 1.046%, 4/22/2027, 144A(b)	2,766,001
39,708	Avery Point IV CLO Ltd., Series 2014-1A, Class AR, 3-month LIBOR + 1.100%, 1.315%, 4/25/2026, 144A(b)	39,698
2,240,000	Battalion CLO XIV Ltd., Series 2019-14A, Class B1, 3-month LIBOR + 2.100%, 2.318%, 4/20/2032, 144A(b)	2,251,086
6,995,000	Benefit Street Partners CLO VII Ltd., Series 2015-VIIA, Class BR, 3-month LIBOR + 1.550%, 1.768%, 7/18/2027, 144A(b)	6,991,907
3,339,042	Black Diamond CLO Ltd., Series 2013-1A, Class BR, 3-month LIBOR + 2.500%, 2.718%, 2/06/2026, 144A(b)	3,336,061
2,525,000	Canyon CLO Ltd., Series 2018-1A, Class B, 3-month LIBOR + 1.700%, 1.937%, 7/15/2031, 144A(b)	2,508,040
6,500,000	CIFC Funding Ltd., Series 2014-5A, Class BR2, 3-month LIBOR + 1.800%, 2.018%, 10/17/2031, 144A(b)	6,536,477
2,331,808	CVP Cascade CLO Ltd., Series 2014-2A, Class A1R, 3-month LIBOR + 1.200%, 1.418%, 7/18/2026, 144A(b)	2,331,484
3,335,000	Dryden 53 CLO Ltd., Series 2017-53A, Class B, 3-month LIBOR + 1.400%, 1.637%, 1/15/2031, 144A(b)	3,287,643

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
Collateralized Loan Obligations — continued
$1,030,000	Dryden 86 CLO Ltd., Series 2020-86A, Class B, 3-month LIBOR + 2.200%, 2.434%, 7/17/2030, 144A(b)	$1,032,752
2,422,818	Elevation CLO Ltd., Series 2015-4A, Class AR, 3-month LIBOR + 0.990%, 1.208%, 4/18/2027, 144A(b)	2,422,819
1,150,351	Flatiron CLO Ltd., Series 2015-1A, Class AR, 3-month LIBOR + 0.890%, 1.127%, 4/15/2027, 144A(b)	1,150,010
5,405,000	Goldentree Loan Management U.S CLO 3 Ltd., Series 2018-3A, Class B1, 3-month LIBOR + 1.550%, 1.768%, 4/20/2030, 144A(b)	5,323,525
5,490,000	Halcyon Loan Advisors Funding Ltd., Series 2014-3A, Class B1R, 3-month LIBOR + 1.700%, 1.916%, 10/22/2025, 144A(b)	5,477,438
13,735,000	Hayfin US XII Ltd, Series 2018-8A, Class B, 3-month LIBOR + 1.480%, 1.698%, 4/20/2031, 144A(b)	13,520,575
1,000,000	Jamestown CLO IX Ltd., Series 2016-9A, Class A2R, 3-month LIBOR + 1.850%, 2.068%, 10/20/2028, 144A(b)	989,919
6,512,487	Jamestown CLO VII Ltd., Series 2015-7A, Class A1R, 3-month LIBOR + 0.830%, 1.045%, 7/25/2027, 144A(b)	6,481,260
417,434	Limerock CLO III LLC, Series 2014-3A, Class A1R, 3-month LIBOR + 1.200%, 1.418%, 10/20/2026, 144A(b)	417,406
4,475,000	Madison Park Funding XII Ltd., Series 2014-12A, Class CR, 3-month LIBOR + 2.350%, 2.568%, 7/20/2026, 144A(b)	4,468,264
13,180,000	Madison Park Funding XIV Ltd., Series 2014-14A, Class BRR, 3-month LIBOR + 1.700%, 1.916%, 10/22/2030, 144A(b)	13,081,487
2,770,000	Madison Park Funding XVI Ltd., Series 2015-16A, Class A2R, 3-month LIBOR + 1.900%, 2.118%, 4/20/2026, 144A(b)	2,767,326
1,450,000	Marble Point CLO X Ltd., Series 2017-1A, Class B, 3-month LIBOR + 1.800%, 2.037%, 10/15/2030, 144A(b)	1,427,720
7,275,000	Marble Point CLO XIV Ltd., Series 2018-2A, Class A1, 3-month LIBOR + 1.330%, 1.548%, 1/20/2032, 144A(b)	7,259,858
10,868,676	Mountain View CLO X Ltd., Series 2015-10A, Class AR, 3-month LIBOR + 0.820%, 1.044%, 10/13/2027, 144A(b)	10,807,743
14,755,000	OCP CLO Ltd., Series 2020-8RA, Class A2, 3-month LIBOR + 1.550%, 0.000%, 1/17/2032, 144A(b)(c)(d)(e)	14,755,000
8,816,295	OCP CLO Ltd., Series 2015-10A, Class A1R, 3-month LIBOR + 0.820%, 1.035%, 10/26/2027, 144A(b)	8,796,299
8,705,000	OCP CLO Ltd., Series 2015-8A, Class A2AR, 3-month LIBOR + 1.450%, 1.668%, 4/17/2027, 144A(b)	8,700,509
1,750,000	OCP CLO Ltd., Series 2015-9A, Class BR, 3-month LIBOR + 1.750%, 1.987%, 7/15/2027, 144A(b)	1,726,551
3,605,000	OZLM XXIV Ltd., Series 2019-24A, Class A2A, 3-month LIBOR + 2.250%, 2.468%, 7/20/2032, 144A(b)	3,617,731
1,551,988	Palmer Square Loan Funding Ltd., Series 2020-3A, Class A1, 3-month LIBOR + 1.700%, 1.918%, 7/20/2028, 144A(b)	1,560,907
Collateralized Loan Obligations — continued
6,959,020	Parallel Ltd., Series 2015-1A, Class AR, 3-month LIBOR + 0.850%, 1.068%, 7/20/2027, 144A(b)	6,929,170
4,600,940	Recette CLO Ltd., Series 2015-1A, Class AR, 3-month LIBOR + 0.920%, 1.138%, 10/20/2027, 144A(b)	4,590,304
1,800,000	Recette CLO Ltd., Series 2015-1A, Class BR, 3-month LIBOR + 1.300%, 1.518%, 10/20/2027, 144A(b)	1,785,459
1,400,000	Recette CLO Ltd., Series 2015-1A, Class CR, 3-month LIBOR + 1.700%, 1.918%, 10/20/2027, 144A(b)	1,396,419
1,015,000	Regatta XV Funding Ltd., Series 2018-4A, Class A2, 3-month LIBOR + 1.850%, 2.065%, 10/25/2031, 144A(b)	1,008,954
3,870,013	Venture XII CLO Ltd., Series 2012-12A, Class ARR, 3-month LIBOR + 0.800%, 1.024%, 2/28/2026, 144A(b)	3,845,138
2,580,375	Venture XX CLO Ltd., Series 2015-20A, Class AR, 3-month LIBOR + 0.820%, 1.057%, 4/15/2027, 144A(b)	2,571,383
5,863,058	Venture XXI CLO Ltd., Series 2015-21A, Class AR, 3-month LIBOR + 0.880%, 1.117%, 7/15/2027, 144A(b)	5,857,202
6,235,000	Voya CLO Ltd., Series 2018-3A, Class B, 3-month LIBOR + 1.650%, 1.887%, 10/15/2031, 144A(b)	6,234,980
3,335,000	Voya CLO Ltd., Series 2013-3A, Class A2RR, 3-month LIBOR + 1.700%, 1.918%, 10/18/2031, 144A(b)	3,276,942
141,894	Voya CLO Ltd., Series 2014-3A, Class A1R, 3-month LIBOR + 0.720%, 0.935%, 7/25/2026, 144A(b)	141,452
14,756,924	Zais CLO 6 Ltd., Series 2017-1A, Class A1, 3-month LIBOR + 1.370%, 1.607%, 7/15/2029, 144A(b)	14,633,359

	Total Collateralized Loan Obligations (Identified Cost $223,509,095)	227,190,862

Shares
Preferred Stocks — 0.9%
	Banking — 0.5%
8,763	Bank of America Corp., Series L, 7.250%	13,307,317
10,730	Wells Fargo & Co., Class A, Series L, 7.500%	16,287,067

		29,594,384

	Electric — 0.1%
113,793	NextEra Energy, Inc., 5.279%	5,785,236

	Energy — 0.0%
40,860	Chesapeake Energy Corp., 5.000%(c)(d)(f)(g)	—

	Food & Beverage — 0.2%
138,889	Bunge Ltd., 4.875%	15,108,904

	Healthcare — 0.1%
55,158	Boston Scientific Corp., Series A, 5.500%	6,043,662

	Total Preferred Stocks (Identified Cost $54,907,364)	56,532,186

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 2.9%
$172,892,299	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $172,892,299 on 1/04/2021 collateralized by $176,350,201 U.S. Treasury Note, 0.125% due 12/31/2022 valued at $176,350,201 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $172,892,299)	$172,892,299

	Total Investments — 99.5% (Identified Cost $5,499,309,752)	5,993,756,503
	Other assets less liabilities — 0.5%	31,005,541

	Net Assets — 100.0%	$6,024,762,044

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2020 is disclosed.
(b)	Variable rate security. Rate as of December 31, 2020 is disclosed.
(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(d)	Illiquid security. (Unaudited)
(e)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2020, the value of these securities amounted to $115,550,245 or 1.9% of net assets. See Note 2 of Notes to Financial Statements.
(f)	Non-income producing security.
(g)	Fair valued by the Fund’s adviser. At December 31, 2020, the value of this security amounted to $0. See Note 2 of Notes to Financial Statements.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the value of Rule 144A holdings amounted to $2,134,096,969 or 35.4% of net assets.
ABS	Asset-Backed Securities
ARS	Auction Rate Security
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SLM	Sallie Mae

Industry Summary at December 31, 2020

Treasuries	12.8%
Banking	8.5
ABS Car Loan	6.3
ABS Home Equity	5.3
Technology	4.9
Life Insurance	3.7
Aerospace & Defense	3.6
Electric	3.4
Metals & Mining	3.1
ABS Other	3.0
Food & Beverage	2.8
Cable Satellite	2.5
Midstream	2.5
Wirelines	2.3
Finance Companies	2.2
Healthcare	2.0
Automotive	2.0
Consumer Cyclical Services	2.0
Other Investments, less than 2% each	19.9
Collateralized Loan Obligations	3.8
Short-Term Investments	2.9

Total Investments	99.5
Other assets less liabilities	0.5

Net Assets	100.0%

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 70.4% of Net Assets
Non-Convertible Bonds — 67.5%
	ABS Car Loan — 5.5%
$2,590,000	American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.400%, 6/15/2026, 144A	$2,686,433
2,660,000	American Credit Acceptance Receivables Trust, Series 2020-4, Class D, 1.770%, 12/14/2026, 144A	2,679,686
2,805,000	AmeriCredit Automobile Receivables Trust, Series 2018-2, Class D, 4.010%, 7/18/2024(a)	2,971,634
3,845,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class D, 4.040%, 11/18/2024(a)	4,091,975
715,000	AmeriCredit Automobile Receivables Trust, Series 2020-2, Class D, 2.130%, 3/18/2026	739,577
1,210,000	Avid Automobile Receivables Trust, Series 2019-1, Class C, 3.140%, 7/15/2026, 144A(a)	1,234,439
1,035,000	Avid Automobile Receivables Trust, Series 2019-1, Class D, 4.030%, 7/15/2026, 144A	1,041,627
845,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class B, 2.960%, 2/20/2027, 144A(a)	865,693
1,785,000	California Republic Auto Receivables Trust, Series 2018-1, Class D, 4.330%, 4/15/2025(a)	1,856,740
135,000	CarMax Auto Owner Trust, Series 2018-1, Class D, 3.370%, 7/15/2024(a)	139,604
1,435,000	CarMax Auto Owner Trust, Series 2018-2, Class D, 3.990%, 4/15/2025(a)	1,486,236
1,125,000	CarMax Auto Owner Trust, Series 2018-4, Class D, 4.150%, 4/15/2025	1,186,709
2,350,000	CarMax Auto Owner Trust, Series 2019-1, Class D, 4.040%, 8/15/2025	2,470,020
525,000	Credit Acceptance Auto Loan Trust, Series 2017-3A, Class C, 3.480%, 10/15/2026, 144A(a)	529,518
1,205,000	Credit Acceptance Auto Loan Trust, Series 2018-2A, Class C, 4.160%, 9/15/2027, 144A(a)	1,236,340
4,745,000	Credit Acceptance Auto Loan Trust, Series 2019-1A, Class C, 3.940%, 6/15/2028, 144A(a)	4,959,980
1,180,000	Credit Acceptance Auto Loan Trust, Series 2020-3A, Class C, 2.280%, 2/15/2030, 144A(a)	1,198,271
195,000	Drive Auto Receivables Trust, Series 2018-3, Class D, 4.300%, 9/16/2024(a)	201,848
2,395,000	Drive Auto Receivables Trust, Series 2018-5, Class D, 4.300%, 4/15/2026(a)	2,528,567
1,330,000	Drive Auto Receivables Trust, Series 2019-1, Class D, 4.090%, 6/15/2026(a)	1,393,132
1,655,000	DT Auto Owner Trust, Series 2019-2A, Class D, 3.480%, 2/18/2025, 144A(a)	1,709,728
1,110,000	DT Auto Owner Trust, Series 2020-3A, Class D, 1.840%, 6/15/2026, 144A	1,130,596
1,265,000	Exeter Automobile Receivables Trust, Series 2020-2A, Class D, 4.730%, 4/15/2026, 144A(a)	1,374,245
800,000	Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.320%, 7/15/2025(a)	804,167
635,000	First Investors Auto Owner Trust , Series 2019-2A, Class D, 2.800%, 12/15/2025, 144A	653,213
1,475,000	First Investors Auto Owner Trust , Series 2019-2A, Class E, 3.880%, 1/15/2026, 144A	1,507,764
3,305,000	Flagship Credit Auto Trust, Series 2019-2, Class D, 3.530%, 5/15/2025, 144A(a)	3,483,878
	ABS Car Loan — continued
1,165,822	GLS Auto Receivables Trust, Series 2018-3A, Class B, 3.780%, 8/15/2023, 144A(a)	1,184,845
5,030,000	GLS Auto Receivables Trust, Series 2019-2A, Class C, 3.540%, 2/18/2025, 144A(a)	5,254,335
4,540,000	GLS Auto Receivables Trust, Series 2020-3A, Class C, 1.920%, 5/15/2025, 144A(a)	4,630,877
2,590,000	NextGear Floorplan Master Owner Trust, Series 2018-1A, Class A1, 1-month LIBOR + 0.640%, 0.799%, 2/15/2023, 144A(a)(b)	2,591,183
910,000	Prestige Auto Receivables Trust, Series 2019-1A, Class E, 3.900%, 5/15/2026, 144A	937,299
3,210,000	Santander Drive Auto Receivables Trust, Series 2020-1, Class D, 5.350%, 3/15/2028(a)	3,576,730
4,140,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.220%, 7/15/2025(a)	4,305,327
1,140,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class D, 2.220%, 9/15/2026(a)	1,174,352
353,000	Tidewater Auto Receivables Trust, Series 2018-AA, Class D, 4.300%, 11/15/2024, 144A(a)	361,226
1,675,000	Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.650%, 2/17/2026, 144A	1,694,999

		71,872,793

	ABS Credit Card — 0.6%
640,000	Genesis Sales Finance Master Trust, Series 2019-AA, Class A, 4.680%, 8/20/2023, 144A(a)	642,891
6,995,000	World Financial Network Credit Card Master Trust, Series 2019-C, Class M, 2.710%, 7/15/2026(a)	7,215,579

		7,858,470

	ABS Home Equity — 6.9%
958,144	Ajax Mortgage Loan Trust, Series 2017-B, Class A, 3.163%, 9/25/2056, 144A(a)(c)	960,411
237,740	Alternative Loan Trust, Series 2004-16CB, Class 1A1, 5.500%, 7/25/2034(a)	245,319
270,396	Alternative Loan Trust, Series 2004-16CB, Class 3A1, 5.500%, 8/25/2034(a)	279,374
370,569	Alternative Loan Trust, Series 2005-J1, Class 2A1, 5.500%, 2/25/2025	375,647
300,000	American Homes 4 Rent, Series 2014-SFR2, Class D, 5.149%, 10/17/2036, 144A(a)	327,540
2,170,000	American Homes 4 Rent, Series 2014-SFR2, Class E, 6.231%, 10/17/2036, 144A(a)	2,407,805
1,200,000	American Homes 4 Rent, Series 2014-SFR3, Class E, 6.418%, 12/17/2036, 144A(a)	1,344,685
3,138,000	American Homes 4 Rent, Series 2015-SFR1, Class E, 5.639%, 4/17/2052, 144A(a)	3,491,512
401,923	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	403,783
421,987	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	458,427
219,940	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034	220,138
1,506,179	Bayview Opportunity Master Fund V Trust, Series 2020-RN3, Class A1, 3.228%, 9/25/2035, 144A(c)	1,520,299
1,084,489	Citigroup Mortgage Loan Trust, Series 2018-A, Class A1, 4.000%, 1/25/2068, 144A(c)	1,089,136
2,564,531	Citigroup Mortgage Loan Trust, Series 2018-C, Class A1, 4.125%, 3/25/2059, 144A(c)	2,564,740

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$1,984,376	Citigroup Mortgage Loan Trust, Series 2019-B, Class A1, 3.258%, 4/25/2066, 144A(c)	$2,025,429
3,835,455	Citigroup Mortgage Loan Trust, Series 2019-E, Class A1, 3.228%, 11/25/2070, 144A(a)(c)	3,854,034
496,989	Colony American Finance Ltd., Series 2016-1, Class C, 4.638%, 6/15/2048, 144A(a)(c)	496,391
1,304,000	Connecticut Avenue Securities Trust, Series 2020-R01, Class 1M2, 1-month LIBOR + 2.050%, 2.198%, 1/25/2040, 144A(b)	1,297,090
1,830,000	CoreVest American Finance Ltd., Series 2019-2, Class B, 3.424%, 6/15/2052, 144A(a)	1,958,812
1,340,000	Corevest American Finance Trust, Series 2020-4, Class C, 2.250%, 12/15/2052, 144A	1,348,070
395,025	Countrywide Alternative Loan Trust, Series 2003-22CB, Class 1A1, 5.750%, 12/25/2033(a)	411,388
657,790	Countrywide Alternative Loan Trust, Series 2004-J10, Class 2CB1, 6.000%, 9/25/2034	688,974
45,426	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 2.967%, 9/20/2034(a)(c)	44,549
4,055,000	Credit Suisse Mortgage Trust, Series 2018-RPL8, Class A2, 4.164%, 7/25/2058, 144A(c)	4,055,750
2,479,844	Credit Suisse Mortgage Trust, Series 2019-RP10, Class A1, 3.089%, 12/26/2059, 144A(c)	2,486,691
1,844,656	Credit Suisse Mortgage Trust, Series 2020-RPL3, Class A1, 2.691%, 3/25/2060, 144A(c)	1,846,592
162,259	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-27, Class 4A4, 5.750%, 11/25/2033(a)	167,522
448,271	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.330%, 0.482%, 9/19/2045(b)	336,473
1,236,688	Dukinfield II PLC, Series 2, Class A, GBP 3-month LIBOR + 1.250%, 1.284%, 12/20/2052, (GBP)(a)(b)	1,696,572
1,097,613	Federal National Mortgage Association Connecticut Avenue Securities, Series 2017-C05, Class 1M2, 1-month LIBOR + 2.200%, 2.348%, 1/25/2030(b)	1,096,226
1,715,000	FirstKey Homes Trust, Series 2020-SFR1, Class E, 2.791%, 8/17/2037, 144A	1,747,569
4,165,000	FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.668%, 10/19/2037, 144A	4,153,530
112,468	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class M2, 1-month LIBOR + 1.800%, 1.948%, 7/25/2030(b)	111,509
4,435,000	GCAT LLC, Series 2020-4, Class A1, 2.611%, 12/25/2025, 144A(c)	4,434,446
522,341	IndyMac Index Mortgage Loan Trust, Series 2004-AR7, Class A5, 1-month LIBOR + 1.220%, 1.368%, 9/25/2034(b)	491,994
2,245,066	IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 2A1, 1-month LIBOR + 0.420%, 0.568%, 2/25/2046(b)	1,799,570
1,080,838	JPMorgan Mortgage Trust, Series 2004-S1, Class 2A1, 6.000%, 9/25/2034	1,142,645
3,233,746	Legacy Mortgage Asset Trust, Series 2018-GS2, Class A1, 4.000%, 4/25/2058, 144A(c)	3,254,715
2,130,251	Legacy Mortgage Asset Trust, Series 2019-GS3, Class A1, 3.750%, 4/25/2059, 144A(c)	2,150,248
1,929,323	Legacy Mortgage Asset Trust, Series 2020-GS1, Class A1, 2.882%, 10/25/2059, 144A(c)	1,935,224
839,108	Legacy Mortgage Asset Trust, Series 2020-GS5, Class A1, 3.250%, 6/25/2060, 144A	845,074
	ABS Home Equity — continued
386,176	Lehman XS Trust, Series 2006-2N, Class 1A1, 1-month LIBOR + 0.520%, 0.668%, 2/25/2046(b)	346,437
181,107	MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 5A1, 3.375%, 5/25/2034(a)(c)	181,345
253,435	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033(a)	261,175
223,039	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1, 5.500%, 6/25/2034(a)	229,357
282,721	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034(a)	293,413
751,617	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1, 6.000%, 9/25/2034	777,126
43,190	Merrill Lynch Mortgage Investors Trust, Series 2006-2, Class 2A, 2.403%, 5/25/2036(a)(c)	43,338
368,514	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035	325,623
753,969	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	750,279
1,565,673	Preston Ridge Partners Mortgage LLC, Series 2019-4A, Class A1, 3.351%, 11/25/2024, 144A(c)	1,568,258
3,395,174	Preston Ridge Partners Mortgage LLC, Series 2020-1A, Class A1, 2.981%, 2/25/2025, 144A(a)(c)	3,402,749
5,598,650	Preston Ridge Partners Mortgage LLC, Series 2020-5, Class A1, 3.104%, 11/25/2025, 144A(c)	5,632,153
564,000	Progress Residential Trust, Series 2018-SFR2, Class E, 4.656%, 8/17/2035, 144A	573,512
715,000	Progress Residential Trust, Series 2018-SFR3, Class E, 4.873%, 10/17/2035, 144A	731,767
2,398,000	Progress Residential Trust, Series 2019-SFR1, Class E, 4.466%, 8/17/2035, 144A	2,471,824
1,005,000	Progress Residential Trust, Series 2019-SFR3, Class D, 2.871%, 9/17/2036, 144A	1,019,101
785,000	Progress Residential Trust, Series 2020-SFR3, Class E, 2.296%, 10/17/2027, 144A	785,910
1,452,009	RCO V Mortgage LLC, Series 2020-1, Class A1, 3.105%, 9/25/2025, 144A(c)	1,454,553
2,589,997	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 1-month LIBOR + 0.310%, 0.458%, 7/25/2035(b)	1,877,605
545,893	Towd Point Mortgage Trust, Series 2015-2, Class 1A13, 2.500%, 11/25/2060, 144A(a)(c)	547,149
1,040,000	Tricon American Homes, Series 2020-SFR1, Class E, 3.544%, 7/17/2038, 144A	1,074,409
1,170,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1, 2.730%, 11/17/2039, 144A	1,158,375
3,231,004	Vericrest Opportunity Loan Trust, Series 2019-NPL5, Class A1A, 3.352%, 9/25/2049, 144A(c)	3,235,141
1,022,543	Vericrest Opportunity Loan Trust, Series 2019-NPL9, Class A1A, 3.327%, 11/26/2049, 144A(c)	1,025,471

		91,331,973

	ABS Other — 4.9%
634,706	Accelerated Assets LLC, Series 2018-1, Class B, 4.510%, 12/02/2033, 144A	648,580
2,218,114	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(c)	930,532
350,000	Ascentium Equipment Receivables Trust, Series 2017-2A, Class C, 2.870%, 8/10/2022, 144A(a)	355,614

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Other — continued
$937,398	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A, 4.213%, 12/16/2041, 144A(a)(c)	$893,373
1,266,094	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class B, 5.682%, 12/16/2041, 144A(a)(c)	1,102,680
250,000	CCG Receivables Trust, Series 2018-1, Class C, 3.420%, 6/16/2025, 144A(a)	252,501
580,000	Chesapeake Funding II LLC, Series 2017-2A, Class D, 3.710%, 5/15/2029, 144A	582,879
775,000	Chesapeake Funding II LLC, Series 2017-4A, Class D, 3.260%, 11/15/2029, 144A	785,742
790,000	Chesapeake Funding II LLC, Series 2018-1A, Class C, 3.570%, 4/15/2030, 144A(a)	806,406
2,125,000	Chesapeake Funding II LLC, Series 2018-1A, Class D, 3.920%, 4/15/2030, 144A	2,169,425
281,432	Diamond Resorts Owner Trust, Series 2017-1A, Class C, 6.070%, 10/22/2029, 144A	287,000
1,106,483	Diamond Resorts Owner Trust, Series 2018-1, Class C, 4.530%, 1/21/2031, 144A	1,132,694
1,513,262	Diamond Resorts Owner Trust, Series 2019-1, Class B, 3.530%, 2/20/2032, 144A(a)	1,550,105
3,100,000	Fairstone Financial Issuance Trust I, Series 2019-1A, Class A, 3.948%, 3/21/2033, 144A, (CAD)(a)	2,457,083
2,267,063	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(d)(e)(f)(g)	765,157
1,027,860	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(d)(e)(f)(g)	138,946
3,410,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(d)(e)(f)(g)(h)	—
659,470	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(d)(e)(i)	571,140
472,942	Hilton Grand Vacations Trust, Series 2018-AA, Class C, 4.000%, 2/25/2032, 144A(a)	493,047
4,460,362	Horizon Aircraft Finance I Ltd., Series 2018-1, Class A, 4.458%, 12/15/2038, 144A(a)	4,308,370
975,000	HPEFS Equipment Trust, Series 2020-1A, Class D, 2.260%, 2/20/2030, 144A(a)	984,436
5,900,000	HPEFS Equipment Trust, Series 2020-2A, Class D, 2.790%, 7/22/2030, 144A(a)	5,979,845
2,073,047	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038, 144A(a)	1,919,972
1,244,019	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043, 144A(a)	1,185,515
1,712,048	MAPS Ltd., Series 2018-1A, Class B, 5.193%, 5/15/2043, 144A	1,422,198
472,165	MVW LLC, Series 2020-1A, Class C, 4.210%, 10/20/2037, 144A	501,579
464,106	MVW Owner Trust, Series 2019-1A, Class C, 3.330%, 11/20/2036, 144A(a)	472,358
3,120,000	OneMain Financial Issuance Trust, Series 2015-3A, Class B, 4.160%, 11/20/2028, 144A(a)	3,124,954
3,230,000	OneMain Financial Issuance Trust, Series 2019-1A, Class D, 4.220%, 2/14/2031, 144A(a)	3,337,584
1,110,000	OneMain Financial Issuance Trust, Series 2020-1A, Class B, 4.830%, 5/14/2032, 144A(a)	1,187,243
1,020,000	OneMain Financial Issuance Trust, Series 2020-2A, Class C, 2.760%, 9/14/2035, 144A(a)	1,044,272
	ABS Other — continued
3,980,000	Republic Finance Issuance Trust, Series 2019-A, Class A, 3.430%, 11/22/2027, 144A(a)	4,041,936
4,026,636	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A(a)	3,907,224
3,718,000	SCF Equipment Trust LLC, Series 2018-1A, Class C, 4.210%, 4/20/2027, 144A(a)	3,747,422
523,313	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class C, 3.510%, 7/20/2037, 144A	534,092
580,000	SoFi Consumer Loan Program Trust, Series 2018-1, Class B, 3.650%, 2/25/2027, 144A(a)	596,654
1,690,000	SoFi Consumer Loan Program Trust, Series 2018-2, Class B, 3.790%, 4/26/2027, 144A(a)	1,726,737
1,010,000	SoFi Consumer Loan Program Trust, Series 2018-4, Class C, 4.170%, 11/26/2027, 144A(a)	1,035,213
3,783,546	SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.970%, 9/25/2037, 144A(a)	3,811,465
533,846	Sprite Ltd., Series 2017-1, Class A, 4.250%, 12/15/2037, 144A	503,875
1,021,957	Sprite Ltd., Series 2017-1, Class B, 5.750%, 12/15/2037, 144A	777,000
424,637	Textainer Marine Containers VII Ltd., Series 2020-1A, Class A, 2.730%, 8/21/2045, 144A(a)	436,300
1,037,652	Wave LLC, Series 2017-1A, Class B, 5.682%, 11/15/2042, 144A	821,590
809,466	Willis Engine Structured Trust V, Series 2020-A, Class A, 3.228%, 3/15/2045, 144A(a)	691,737

		64,022,475

	ABS Student Loan — 1.2%
2,307,071	Education Funding Trust, Series 2020-A, Class A, 2.790%, 7/25/2041, 144A(a)	2,383,862
3,410,000	Navient Private Education Refi Loan Trust, Series 2019-FA, Class B, 3.120%, 8/15/2068, 144A(a)	3,510,926
1,035,000	Navient Private Education Refi Loan Trust, Series 2018-A, Class B, 3.680%, 2/18/2042, 144A(a)	1,056,393
695,000	Navient Private Education Refi Loan Trust, Series 2019-GA, Class B, 3.080%, 10/15/2068, 144A(a)	721,735
840,000	Navient Private Education Refi Loan Trust, Series 2020-FA, Class B, 2.690%, 7/15/2069, 144A(a)	847,502
639,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28-day ARS, 3.180%, 6/15/2032(a)(b)	635,305
1,814,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 3.200%, 3/15/2033(a)(c)	1,802,022
195,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28-day ARS, 3.658%, 3/15/2033(a)(b)	193,712
800,000	SMB Private Education Loan Trust, Series 2015-C, Class B, 3.500%, 9/15/2043, 144A(a)	837,939
921,246	SMB Private Education Loan Trust, Series 2017-B, Class A2B, 1-month LIBOR + 0.750%, 0.909%, 10/15/2035, 144A(a)(b)	921,042

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Student Loan — continued
$190,000	SMB Private Education Loan Trust, Series 2018-B, Class B, 4.000%, 7/15/2042, 144A(a)	$202,128
510,000	SMB Private Education Loan Trust, Series 2018-C, Class B, 4.000%, 11/17/2042, 144A(a)	537,696
569,421	SoFi Professional Loan Program LLC, Series 2016-A, Class B, 3.570%, 1/26/2038, 144A(a)	579,615
125,000	SoFi Professional Loan Program LLC, Series 2016-C, Class B, 3.350%, 5/25/2037, 144A(a)(c)	127,749
1,350,000	SoFi Professional Loan Program Trust, Series 2020-A, Class BFX, 3.120%, 5/15/2046, 144A(a)	1,395,108

		15,752,734

	ABS Whole Business — 1.8%
4,170,205	Adams Outdoor Advertising LP, Series 2018-1, Class A, 4.810%, 11/15/2048, 144A(a)	4,397,283
982,538	Arbys Funding LLC, Series 2020-1A, Class A2, 3.237%, 7/30/2050, 144A	1,000,788
1,650,150	Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/2047, 144A	1,609,343
493,750	DB Master Finance LLC, Series 2019-1A, Class A23, 4.352%, 5/20/2049, 144A	533,571
2,821,730	Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23, 4.118%, 7/25/2047, 144A(a)	3,022,919
1,165,000	Hardee’s Funding LLC, Series 2020-1A, Class A2, 3.981%, 12/20/2050, 144A	1,195,096
1,178,865	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I, 4.262%, 9/05/2048, 144A	1,175,741
2,687,850	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049, 144A	2,534,804
2,562,150	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.540%, 2/25/2044, 144A(a)	2,744,206
3,341,650	Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.884%, 3/15/2048, 144A(a)	3,545,792
709,275	Wendy’s Funding LLC, Series 2019-1A, Class A2II, 4.080%, 6/15/2049, 144A	757,008
900,000	Wingstop Funding LLC, Series 2020-1A, Class A2, 2.841%, 12/05/2050, 144A	918,243

		23,434,794

	Aerospace & Defense — 3.1%
1,635,000	Boeing Co. (The), 2.250%, 6/15/2026	1,673,439
700,000	Boeing Co. (The), 2.950%, 2/01/2030	723,982
70,000	Boeing Co. (The), 3.100%, 5/01/2026	74,956
290,000	Boeing Co. (The), 3.250%, 2/01/2035	297,396
1,065,000	Boeing Co. (The), 3.375%, 6/15/2046	1,039,235
30,000	Boeing Co. (The), 3.550%, 3/01/2038	30,606
90,000	Boeing Co. (The), 3.625%, 3/01/2048	90,743
295,000	Boeing Co. (The), 3.650%, 3/01/2047	298,610
2,135,000	Boeing Co. (The), 3.750%, 2/01/2050	2,232,783
375,000	Boeing Co. (The), 3.825%, 3/01/2059	380,929
325,000	Boeing Co. (The), 3.850%, 11/01/2048	335,224
1,420,000	Boeing Co. (The), 3.900%, 5/01/2049	1,506,921
575,000	Boeing Co. (The), 3.950%, 8/01/2059	615,398
3,185,000	Boeing Co. (The), 5.150%, 5/01/2030(a)	3,854,651
1,105,000	Boeing Co. (The), 5.705%, 5/01/2040	1,433,981
8,950,000	Boeing Co. (The), 5.805%, 5/01/2050(a)	12,334,398
	Aerospace & Defense — continued
1,685,000	Boeing Co. (The), 5.930%, 5/01/2060	2,390,331
1,430,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	1,515,814
895,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	950,947
2,550,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	3,021,291
305,000	Spirit AeroSystems, Inc., 4.600%, 6/15/2028	301,569
2,580,000	Spirit AeroSystems, Inc., 7.500%, 4/15/2025, 144A	2,767,050
3,010,000	TransDigm, Inc., 6.250%, 3/15/2026, 144A	3,205,650

		41,075,904

	Airlines — 0.5%
6,644,106	United Airlines Pass Through Trust, Series 2019-2, Class B, 3.500%, 11/01/2029(a)	6,179,018

	Automotive — 2.0%
1,775,000	Allison Transmission, Inc., 3.750%, 1/30/2031, 144A	1,816,047
2,960,000	FCE Bank PLC, EMTN, 0.869%, 9/13/2021, (EUR)	3,607,044
370,000	FCE Bank PLC, EMTN, 1.134%, 2/10/2022, (EUR)	450,881
1,580,000	FCE Bank PLC, EMTN, 1.875%, 6/24/2021, (EUR)	1,930,207
1,530,000	Ford Motor Co., 8.500%, 4/21/2023	1,722,030
1,800,000	Ford Motor Co., 9.000%, 4/22/2025	2,206,818
400,000	Ford Motor Co., 9.625%, 4/22/2030	564,500
655,000	Ford Motor Credit Co. LLC, 1.514%, 2/17/2023, (EUR)	797,638
2,530,000	General Motors Co., 5.400%, 4/01/2048	3,186,106
7,195,000	General Motors Co., 5.950%, 4/01/2049(a)	9,730,666

		26,011,937

	Banking — 2.6%
345,000	Ally Financial, Inc., 3.875%, 5/21/2024	378,032
325,000	Ally Financial, Inc., 4.625%, 3/30/2025	370,440
2,000,000	Ally Financial, Inc., 5.750%, 11/20/2025	2,328,483
44,570,000	Banco Hipotecario S.A., Argentina Deposit Rates Badlar Pvt Banks + 4.000%, 35.750%, 11/07/2022, 144A, (ARS)(b)	299,223
21,970,000	Banco Macro S.A., 17.500%, 5/08/2022, 144A, (ARS)	111,334
1,200,000	Banco Santander S.A., 2.749%, 12/03/2030(a)	1,236,872
4,460,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035(a)	4,832,588
685,000	BBVA Bancomer S.A., 1.875%, 9/18/2025, 144A(a)	691,850
1,430,000	Danske Bank A/S, (fixed rate to 12/20/2024, variable rate thereafter), 3.244%, 12/20/2025, 144A(a)	1,530,233
1,265,000	Deutsche Bank AG, (fixed rate to 9/18/2030, variable rate thereafter), 3.547%, 9/18/2031	1,370,933
6,690,000	JPMorgan Chase & Co., (fixed rate to 3/24/2030, variable rate thereafter), 4.493%, 3/24/2031(a)	8,229,556
5,195,000	Societe Generale S.A., (fixed rate to 7/08/2030, variable rate thereafter), 3.653%, 7/08/2035, 144A(a)	5,625,619
3,550,000	Standard Chartered PLC, (fixed rate to 11/18/2030, variable rate thereafter), 3.265%, 2/18/2036, 144A(a)	3,716,784
1,100,000	Standard Chartered PLC, (fixed rate to 4/01/2030, variable rate thereafter), 4.644%, 4/01/2031, 144A(a)	1,330,670
2,255,000	UniCredit SpA, (fixed rate to 9/22/2025, variable rate thereafter), 2.569%, 9/22/2026, 144A	2,301,577

		34,354,194

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Building Materials — 0.9%
$1,915,000	Builders FirstSource, Inc., 6.750%, 6/01/2027, 144A	$2,077,220
3,360,000	Cemex SAB de CV, 5.200%, 9/17/2030, 144A	3,684,240
1,725,000	Cemex SAB de CV, 5.450%, 11/19/2029, 144A	1,897,517
615,000	Cemex SAB de CV, 5.700%, 1/11/2025, 144A	628,530
210,000	Cemex SAB de CV, 7.750%, 4/16/2026, 144A	221,445
1,970,000	Standard Industries, Inc., 4.375%, 7/15/2030, 144A	2,107,368
805,000	Vulcan Materials Co., 3.500%, 6/01/2030(a)	924,632

		11,540,952

	Cable Satellite — 1.8%
5,670,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	5,974,366
1,585,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 8/15/2030, 144A	1,682,081
1,050,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 5/01/2032, 144A	1,121,106
310,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 6/01/2029, 144A	339,838
1,610,000	CSC Holdings LLC, 4.125%, 12/01/2030, 144A	1,683,416
2,710,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	2,828,562
1,060,000	CSC Holdings LLC, 6.500%, 2/01/2029, 144A	1,196,793
265,000	Sirius XM Radio, Inc., 4.625%, 7/15/2024, 144A	274,606
1,355,000	Sirius XM Radio, Inc., 5.000%, 8/01/2027, 144A	1,439,701
485,000	Sirius XM Radio, Inc., 5.375%, 7/15/2026, 144A	505,613
110,000	Sirius XM Radio, Inc., 5.500%, 7/01/2029, 144A	121,034
1,660,000	Virgin Media Finance PLC, 5.000%, 7/15/2030, 144A	1,722,250
1,225,000	Virgin Media Secured Finance PLC, 5.500%, 8/15/2026, 144A	1,272,469
1,725,000	Ziggo BV, 4.875%, 1/15/2030, 144A	1,813,009
1,545,000	Ziggo BV, 5.500%, 1/15/2027, 144A	1,612,594

		23,587,438

	Chemicals — 0.4%
1,910,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030, 144A	1,960,138
470,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050, 144A	485,867
2,305,000	Nutrition & Biosciences, Inc., 2.300%, 11/01/2030, 144A	2,374,201

		4,820,206

	Collateralized Mortgage Obligations — 0.1%
695,432	New Residential Mortgage Loan Trust, Series 2020-NPL2, Class A1, 3.228%, 8/25/2060, 144A(c)	701,037

	Construction Machinery — 0.4%
5,460,000	United Rentals North America, Inc., 4.000%, 7/15/2030	5,746,650

	Consumer Cyclical Services — 2.5%
3,325,000	Booking Holdings, Inc., 4.625%, 4/13/2030(a)	4,131,576
270,000	eBay, Inc., 4.000%, 7/15/2042(a)	307,399
6,190,000	Expedia Group, Inc., 3.250%, 2/15/2030	6,442,187
730,000	Expedia Group, Inc., 3.800%, 2/15/2028	784,117
1,375,000	Expedia Group, Inc., 4.625%, 8/01/2027, 144A	1,536,232
4,395,000	Expedia Group, Inc., 6.250%, 5/01/2025, 144A	5,094,247
2,250,000	Expedia Group, Inc., 7.000%, 5/01/2025, 144A	2,479,976
515,000	Uber Technologies, Inc., 7.500%, 5/15/2025, 144A	556,313
265,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	288,188
4,580,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	5,038,000
5,160,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	5,631,469

		32,289,704

	Consumer Products — 0.1%
930,000	Kimberly-Clark de Mexico SAB de CV, 2.431%, 7/01/2031, 144A(a)	960,709

	Diversified Manufacturing — 0.2%
1,515,000	General Electric Co., 3.625%, 5/01/2030(a)	1,731,474
720,000	General Electric Co., 4.350%, 5/01/2050(a)	875,627

		2,607,101

	Electric — 2.0%
965,000	AES Corp. (The), 3.950%, 7/15/2030, 144A	1,090,846
5,295,000	Calpine Corp., 3.750%, 3/01/2031, 144A	5,243,797
1,165,000	Calpine Corp., 5.125%, 3/15/2028, 144A	1,225,545
270,000	IPALCO Enterprises, Inc., 4.250%, 5/01/2030, 144A	311,697
480,000	NRG Energy, Inc., 5.250%, 6/15/2029, 144A	528,000
1,075,000	NRG Energy, Inc., 5.750%, 1/15/2028	1,174,437
1,785,000	Pacific Gas & Electric Co., 3.500%, 8/01/2050	1,774,131
2,135,000	Pacific Gas & Electric Co., 4.300%, 3/15/2045	2,276,253
255,000	Pacific Gas & Electric Co., 4.950%, 7/01/2050	303,862
605,000	Southern California Edison Co., 3.650%, 2/01/2050(a)	687,166
170,000	Southern California Edison Co., 4.000%, 4/01/2047(a)	199,682
215,000	Southern California Edison Co., Series C, 4.125%, 3/01/2048(a)	256,231
10,765,000	Vistra Operations Co. LLC, 3.700%, 1/30/2027, 144A(a)	11,870,418

		26,942,065

	Finance Companies — 4.2%
905,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.650%, 7/21/2027	983,439
2,430,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.875%, 1/23/2028	2,617,304
2,745,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.500%, 9/15/2023(a)	2,976,191
1,140,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.500%, 7/15/2025	1,362,812
5,165,000	Air Lease Corp., 3.125%, 12/01/2030	5,376,659
2,755,000	Air Lease Corp., 3.375%, 7/01/2025(a)	2,962,722
6,000,000	Aircastle Ltd., 4.250%, 6/15/2026(a)	6,318,939
1,480,000	Aviation Capital Group LLC, 5.500%, 12/15/2024, 144A	1,638,460
5,205,000	FS KKR Capital Corp., 3.400%, 1/15/2026	5,172,712
5,755,000	GE Capital Funding LLC, 4.400%, 5/15/2030, 144A(a)	6,784,158
90,000	Navient Corp., 5.875%, 10/25/2024	95,625
5,000	OneMain Finance Corp., 6.875%, 3/15/2025	5,806
1,595,000	OneMain Finance Corp., 8.875%, 6/01/2025	1,804,344
4,160,000	Owl Rock Capital Corp., 3.400%, 7/15/2026	4,219,565
5,865,000	Quicken Loans LLC, 5.250%, 1/15/2028, 144A	6,260,888
2,095,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	2,136,900
3,790,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	3,932,125

		54,648,649

	Financial Other — 0.4%
2,595,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.750%, 9/15/2024	2,695,556
2,525,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	2,706,800
485,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.250%, 5/15/2026	513,567

		5,915,923

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Food & Beverage — 0.9%
$3,256,000	Fomento Economico Mexicano SAB de CV, 3.500%, 1/16/2050(a)	$3,623,259
1,455,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	1,568,010
2,305,000	Kraft Heinz Foods Co., 4.875%, 10/01/2049, 144A	2,689,067
715,000	Kraft Heinz Foods Co., 5.000%, 6/04/2042	837,444
680,000	Lamb Weston Holdings, Inc., 4.875%, 5/15/2028, 144A	759,050
1,300,000	NBM U.S Holdings, Inc., 7.000%, 5/14/2026, 144A	1,415,388
1,135,000	Post Holdings, Inc., 5.750%, 3/01/2027, 144A	1,201,681
385,000	Smithfield Foods, Inc., 3.000%, 10/15/2030, 144A	407,360

		12,501,259

	Gaming — 0.2%
2,670,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 3.875%, 2/15/2029, 144A	2,730,075

	Government Owned – No Guarantee — 1.8%
4,801,000,000	Financiera de Desarrollo Territorial S.A., 7.875%, 8/12/2024, 144A, (COP)(a)	1,496,315
12,050,000	Petroleos Mexicanos, 5.950%, 1/28/2031(a)	12,019,875
5,290,000	Petroleos Mexicanos, 6.625%, 6/15/2035(a)	5,237,100
4,075,000	Saudi Arabian Oil Co., 3.250%, 11/24/2050, 144A(a)	4,132,325
1,770,000	YPF S.A., 6.950%, 7/21/2027, 144A	1,274,400

		24,160,015

	Government Sponsored — 0.1%
950,000	Petrobras Global Finance BV, 7.250%, 3/17/2044	1,225,500

	Health Insurance — 0.0%
300,000	Centene Corp., 4.625%, 12/15/2029	333,063

	Healthcare — 0.5%
380,000	Encompass Health Corp., 4.750%, 2/01/2030	407,075
3,240,000	Hologic, Inc., 3.250%, 2/15/2029, 144A	3,296,700
735,000	IQVIA, Inc., 5.000%, 5/15/2027, 144A	781,323
890,000	Tenet Healthcare Corp., 4.625%, 6/15/2028, 144A	932,275
340,000	Tenet Healthcare Corp., 4.875%, 1/01/2026, 144A	355,677
135,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	137,631
625,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	651,238
255,000	Tenet Healthcare Corp., 6.250%, 2/01/2027, 144A	270,300

		6,832,219

	Home Construction — 0.1%
1,361,000	Lennar Corp., 4.750%, 11/29/2027	1,608,430
310,000	Lennar Corp., 4.875%, 12/15/2023	342,550
30,000	Lennar Corp., 5.000%, 6/15/2027	35,325

		1,986,305

	Independent Energy — 1.0%
4,360,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	4,579,345
1,670,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	1,809,024
140,000	EQT Corp., 5.000%, 1/15/2029	147,605
1,300,000	Hess Corp., 5.600%, 2/15/2041	1,586,465
1,790,000	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	1,960,426
1,295,000	Leviathan Bond Ltd., 6.500%, 6/30/2027, 144A	1,459,038
62,000	Occidental Petroleum Corp., 2.700%, 2/15/2023	61,941
885,000	Occidental Petroleum Corp., 2.900%, 8/15/2024	851,812
	Independent Energy — continued
340,000	Occidental Petroleum Corp., 3.500%, 6/15/2025	328,426
75,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	78,295

		12,862,377

	Industrial Other — 0.4%
4,365,000	HTA Group Ltd. Co., 7.000%, 12/18/2025, 144A	4,692,375

	Life Insurance — 1.3%
5,240,000	American International Group, Inc., 4.375%, 6/30/2050(a)	6,861,089
1,530,000	Athene Holding Ltd., 3.500%, 1/15/2031(a)	1,616,917
1,110,000	Global Atlantic Finance Co., 4.400%, 10/15/2029, 144A	1,223,469
6,780,000	New York Life Global Funding, 3-month LIBOR + 0.320%, 0.552%, 8/06/2021, 144A(a)(b)	6,790,545

		16,492,020

	Local Authorities — 0.1%
67,000,000	Provincia de Buenos Aires, Argentina Deposit Rates Badlar Pvt Banks + 3.750%, 37.811%, 4/12/2025, 144A, (ARS)(b)	349,793
216,360,000	Provincia de Buenos Aires, Argentina Deposit Rates Badlar Pvt Banks + 3.830%, 34.187%, 5/31/2022, (ARS)(b)	1,317,900

		1,667,693

	Lodging — 0.4%
2,055,000	Hilton Domestic Operating Co., Inc., 4.000%, 5/01/2031, 144A	2,167,039
360,000	Hyatt Hotels Corp., 5.375%, 4/23/2025	406,842
665,000	Hyatt Hotels Corp., 5.750%, 4/23/2030	817,477
440,000	Marriott International, Inc., Series EE, 5.750%, 5/01/2025	514,669
695,000	Marriott International, Inc., 4.625%, 6/15/2030	815,568
735,000	Wyndham Destinations, Inc., 6.625%, 7/31/2026, 144A	841,575

		5,563,170

	Media Entertainment — 1.4%
2,745,000	Clear Channel Worldwide Holdings, Inc., 5.125%, 8/15/2027, 144A	2,772,450
2,830,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	2,904,287
2,400,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	2,520,000
750,000	iHeartCommunications, Inc., 6.375%, 5/01/2026	802,500
3,150,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	3,362,499
415,000	Lamar Media Corp., 3.750%, 2/15/2028	426,496
825,000	Lamar Media Corp., 4.000%, 2/15/2030	855,937
615,000	Netflix, Inc., 4.875%, 4/15/2028	693,536
2,030,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	2,334,500
490,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	577,588
1,075,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 4.625%, 3/15/2030, 144A	1,098,799

		18,348,592

	Metals & Mining — 1.5%
2,655,000	ABJA Investment Co. Pte Ltd., 5.450%, 1/24/2028	2,795,954
400,000	ABJA Investment Co. Pte Ltd., 5.950%, 7/31/2024	428,412
690,000	Antofagasta PLC, 2.375%, 10/14/2030, 144A(a)	691,725
4,515,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	4,706,887
425,000	First Quantum Minerals Ltd., 7.250%, 4/01/2023, 144A	438,037
1,755,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	1,827,394

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Metals & Mining — continued
$1,270,000	Freeport-McMoRan, Inc., 4.375%, 8/01/2028	$1,349,375
885,000	Freeport-McMoRan, Inc., 4.625%, 8/01/2030	971,288
2,465,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	3,084,331
735,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	915,075
1,155,000	Newcrest Finance Pty Ltd., 3.250%, 5/13/2030, 144A	1,275,767
625,000	Novelis Corp., 4.750%, 1/30/2030, 144A	673,353
360,000	Reliance Steel & Aluminum Co., 2.150%, 8/15/2030(a)	369,873

		19,527,471

	Midstream — 0.9%
5,460,000	Cheniere Corpus Christi Holdings LLC, 3.700%, 11/15/2029	6,078,419
290,000	Gray Oak Pipeline LLC, 3.450%, 10/15/2027, 144A	302,910
300,000	Kinder Morgan, Inc., 5.050%, 2/15/2046	365,385
3,745,000	Sabine Pass Liquefaction LLC, 4.500%, 5/15/2030, 144A	4,438,864
800,000	Tennessee Gas Pipeline Co. LLC, 7.000%, 3/15/2027	998,250

		12,183,828

	Non-Agency Commercial Mortgage-Backed Securities — 3.4%
2,995,000	Barclays Commercial Mortgage Securities, Series 2020-BID, Class B, 1-month LIBOR + 2.540%, 2.699%, 10/15/2037, 144A(a)(b)	2,995,932
4,565,000	CFCRE Commercial Mortgage Trust, Series 2011-C1, Class D, 6.043%, 4/15/2044, 144A(a)(c)	4,519,204
140,000	Commercial Mortgage Trust, Series 2012-LC4, Class C, 5.535%, 12/10/2044(a)(c)	126,214
790,000	Credit Suisse Commercial Mortgage Securities Corp., Series 2019-SKLZ, Class D, 1-month LIBOR + 3.600%, 3.759%, 1/15/2034, 144A(b)	745,370
5,680,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A(e)(i)	4,158,901
750,000	DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.530%, 10/10/2034, 144A(c)	784,185
2,552,340	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.565%, 11/10/2046, 144A(a)(c)	2,552,704
3,195,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class D, 3.550%, 3/05/2033, 144A(c)	2,576,138
2,170,000	GS Mortgage Securities Trust, Series 2011-GC5, Class D, 5.388%, 8/10/2044, 144A(c)(e)(i)	1,857,784
300,000	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(a)(c)	290,611
1,594,528	Hospitality Mortgage Trust, Series 2019-HIT, Class C, 1-month LIBOR + 1.600%, 1.759%, 11/15/2036, 144A(a)(b)	1,558,552
785,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class B, 5.200%, 6/15/2044, 144A(a)(c)	782,931
1,570,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.477%, 6/15/2044, 144A(c)	1,366,809
2,515,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.477%, 6/15/2044, 144A(c)	1,544,325
2,706,718	Motel 6 Trust, Series 2017-M6MZ, Class M, 1-month LIBOR + 6.927%, 7.085%, 8/15/2024, 144A(b)	2,450,895
1,060,000	Starwood Retail Property Trust, Series 2014-STAR, Class C, 1-month LIBOR + 2.750%, 2.909%, 11/15/2027, 144A(b)(d)(e)(g)	769,163
	Non-Agency Commercial Mortgage-Backed Securities — continued
4,243,654	Starwood Retail Property Trust, Series 2014-STAR, Class D, 1-month LIBOR + 3.500%, 3.659%, 11/15/2027, 144A(b)(d)(e)(g)	2,745,280
3,575,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, 1-month LIBOR + 4.400%, 4.559%, 11/15/2027, 144A(b)(d)(e)(g)	1,228,068
1,370,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class E, 4.888%, 5/10/2063, 144A(c)(e)(i)	634,922
440,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class C, 4.183%, 11/15/2059(a)(c)	317,337
4,885,000	Wells Fargo Commercial Mortgage Trust, Series 2019-JWDR, Class C, 3.038%, 9/15/2031, 144A(a)(c)	4,748,083
789,118	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.523%, 2/15/2044, 144A(a)(c)	786,940
3,739,189	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.642%, 3/15/2044, 144A(c)	1,743,614
1,699,593	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class E, 5.193%, 6/15/2044, 144A(c)	1,020,952
2,245,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class C, 4.362%, 12/15/2045(c)	1,377,851
605,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class C, 4.810%, 6/15/2045(a)(c)	471,183
975,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.810%, 6/15/2045, 144A(c)	432,644

		44,586,592

	Paper — 0.2%
2,235,000	Suzano Austria GmbH, 3.750%, 1/15/2031	2,371,335

	Pharmaceuticals — 1.3%
645,000	Perrigo Finance UnLtd. Co., 3.150%, 6/15/2030	689,348
1,665,000	Teva Pharmaceutical Finance Netherlands II BV, 6.000%, 1/31/2025, (EUR)	2,206,941
10,035,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	8,931,150
1,860,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/2025	2,055,858
2,445,000	Viatris, Inc., 4.000%, 6/22/2050, 144A	2,801,207

		16,684,504

	REITs – Mortgage — 0.2%
1,630,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.250%, 2/01/2027, 144A	1,601,475
1,065,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	1,062,337

		2,663,812

	Restaurants — 0.9%
435,000	1011778 B.C. ULC/New Red Finance, Inc., 3.875%, 1/15/2028, 144A	441,860
5,765,000	1011778 B.C. ULC/New Red Finance, Inc., 4.375%, 1/15/2028, 144A	5,937,950
2,115,000	McDonald’s Corp., MTN, 3.625%, 9/01/2049(a)	2,481,991
2,100,000	Yum! Brands, Inc., 3.625%, 3/15/2031	2,122,743
920,000	Yum! Brands, Inc., 4.750%, 1/15/2030, 144A	1,008,780

		11,993,324

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Retailers — 0.3%
$525,000	AutoNation, Inc., 4.750%, 6/01/2030	$631,750
1,325,000	Carvana Co., 5.625%, 10/01/2025, 144A	1,360,033
1,325,000	Carvana Co., 5.875%, 10/01/2028, 144A	1,374,767
400,000	Dollar General Corp., 3.500%, 4/03/2030	459,189
420,000	Lithia Motors, Inc., 4.375%, 1/15/2031, 144A	450,450

		4,276,189

	Sovereigns — 0.5%
6,270,000	Mexico Government International Bond, 3.771%, 5/24/2061(a)	6,553,467

	Supermarkets — 0.0%
402,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s LP/Albertson’s LLC, 5.750%, 3/15/2025	414,060

	Technology — 4.1%
100,000	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.500%, 1/15/2028	110,221
475,000	Broadcom, Inc., 4.150%, 11/15/2030	549,937
6,185,000	Broadcom, Inc., 4.300%, 11/15/2032	7,332,250
6,220,000	Broadcom, Inc., 4.750%, 4/15/2029	7,418,730
1,655,000	Broadcom, Inc., 5.000%, 4/15/2030	2,011,838
1,650,000	CDW LLC/CDW Finance Corp., 4.125%, 5/01/2025	1,726,197
1,615,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	1,590,775
2,070,000	CommScope, Inc., 6.000%, 3/01/2026, 144A	2,180,952
3,815,000	CommScope, Inc., 7.125%, 7/01/2028, 144A	4,062,975
3,610,000	Equinix, Inc., 2.150%, 7/15/2030	3,671,912
375,000	Equinix, Inc., 3.200%, 11/18/2029	411,662
1,365,000	Gartner, Inc., 3.750%, 10/01/2030, 144A	1,438,382
1,375,000	Iron Mountain, Inc., 5.000%, 7/15/2028, 144A	1,460,759
1,375,000	Iron Mountain, Inc., 5.250%, 7/15/2030, 144A	1,485,000
1,585,000	Micron Technology, Inc., 4.663%, 2/15/2030	1,945,027
5,645,000	Micron Technology, Inc., 5.327%, 2/06/2029	7,061,253
2,305,000	MSCI, Inc., 3.625%, 9/01/2030, 144A	2,408,725
1,660,000	Nokia OYJ, EMTN, 2.000%, 3/11/2026, (EUR)	2,101,452
575,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.150%, 5/01/2027, 144A	633,967
330,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.400%, 5/01/2030, 144A	374,225
570,000	Open Text Corp., 3.875%, 2/15/2028, 144A	592,789
530,000	Open Text Holdings, Inc., 4.125%, 2/15/2030, 144A	563,814
1,550,000	Qorvo, Inc., 3.375%, 4/01/2031, 144A	1,600,375
240,000	Sabre GLBL, Inc., 9.250%, 4/15/2025, 144A	285,600
535,000	SS&C Technologies, Inc., 5.500%, 9/30/2027, 144A	571,391

		53,590,208

	Transportation Services — 0.3%
1,855,000	Adani Ports & Special Economic Zone Ltd., 4.200%, 8/04/2027, 144A	1,990,756
1,645,000	GMR Hyderabad International Airport Ltd., 5.375%, 4/10/2024	1,670,020

		3,660,776

	Treasuries — 1.4%
338,660,000	Republic of South Africa Government Bond, Series 2037, 8.500%, 1/31/2037, (ZAR)	19,071,493

	Wireless — 1.7%
2,375,000	American Tower Corp., 2.100%, 6/15/2030(a)	2,437,718
5,430,000	Crown Castle International Corp., 2.250%, 1/15/2031(a)	5,632,748
3,769,000	Kenbourne Invest S.A., 6.875%, 11/26/2024, 144A	4,087,028
	Wireless — continued
225,000	Millicom International Cellular S.A., 4.500%, 4/27/2031, 144A	243,000
730,000	Millicom International Cellular S.A., 5.125%, 1/15/2028, 144A	775,917
330,000	Sprint Capital Corp., 6.875%, 11/15/2028	435,099
6,700,000	T-Mobile USA, Inc., 3.875%, 4/15/2030, 144A(a)	7,759,940
550,000	T-Mobile USA, Inc., 4.500%, 2/01/2026	562,284

		21,933,734

	Wirelines — 0.5%
5,990,000	AT&T, Inc., 3.650%, 6/01/2051(a)	6,272,087
470,000	Level 3 Financing, Inc., 4.625%, 9/15/2027, 144A	490,885

		6,762,972

	Total Non-Convertible Bonds (Identified Cost $864,134,736)	887,323,154

Convertible Bonds — 2.9%
	Airlines — 0.1%
1,050,000	Southwest Airlines Co., 1.250%, 5/01/2025(a)	1,525,125

	Cable Satellite — 1.1%
1,635,000	DISH Network Corp., Zero Coupon, 12/15/2025, 144A	1,642,732
4,280,000	DISH Network Corp., 2.375%, 3/15/2024	3,988,660
7,230,000	DISH Network Corp., 3.375%, 8/15/2026	6,891,865
1,635,000	Liberty Media Corp., 0.500%, 12/01/2050, 144A	1,742,305

		14,265,562

	Consumer Cyclical Services — 0.1%
1,670,000	Uber Technologies, Inc., Zero Coupon, 12/15/2025, 144A	1,708,475

	Diversified Manufacturing — 0.0%
600,000	Greenbrier Cos., Inc. (The), 2.875%, 2/01/2024	606,283

	Healthcare — 0.3%
3,120,000	Teladoc Health, Inc., 1.250%, 6/01/2027, 144A	3,736,839

	Industrial Other — 0.0%
530,000	Chegg, Inc., Zero Coupon, 9/01/2026, 144A	592,655

	Pharmaceuticals — 1.0%
1,270,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	1,362,821
7,130,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027, 144A	7,450,850
855,000	Guardant Health, Inc., Zero Coupon, 11/15/2027, 144A	1,000,372
605,000	Jazz Investments I Ltd., 2.000%, 6/15/2026, 144A	787,319
1,840,000	Neurocrine Biosciences, Inc., 2.250%, 5/15/2024	2,538,783

		13,140,145

	Technology — 0.3%
785,000	LivePerson, Inc., Zero Coupon, 12/15/2026, 144A	857,476
470,000	Lumentum Holdings, Inc., 0.500%, 12/15/2026	573,118
160,000	Palo Alto Networks, Inc., 0.375%, 6/01/2025, 144A	210,693
1,410,000	Shift4 Payments, Inc., Zero Coupon, 12/15/2025, 144A	1,720,601

		3,361,888

	Total Convertible Bonds (Identified Cost $37,668,514)	38,936,972

	Total Bonds and Notes (Identified Cost $901,803,250)	926,260,126

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Senior Loans — 0.5%
	Building Materials — 0.1%
$340,000	CP Atlas Buyer, Inc., 2020 Delayed Draw Term Loan B2, 3-month LIBOR + 4.500%, 5.250%, 11/23/2027(b)	$340,425
1,020,000	CP Atlas Buyer, Inc., 2020 Term Loan B1, 3-month LIBOR + 4.500%, 5.250%, 11/23/2027(b)	1,021,275

		1,361,700

	Cable Satellite — 0.2%
1,930,000	Ziggo BV, 2019 EUR Term Loan H, 6-month EURIBOR + 3.000%, 3.000%, 1/31/2029, (EUR)(b)	2,348,943

	Consumer Products — 0.1%
1,195,000	Weber-Stephen Products LLC, Term Loan B, 1-month LIBOR + 3.250%, 4.000%, 10/30/2027(b)	1,195,597

	Restaurants — 0.1%
1,380,000	IRB Holding Corp., 2020 Fourth Amendment Incremental Term Loan, 12/15/2027(j)	1,380,428

	Total Senior Loans (Identified Cost $6,044,499)	6,286,668

Collateralized Loan Obligations — 5.3%
1,740,000	AGL CLO 3 Ltd., Series 2020-3A, Class D, 3-month LIBOR + 3.300%, 3.537%, 1/15/2033, 144A(b)	1,696,637
1,350,000	AGL CLO 3 Ltd., Series 2020-3A, Class C, 3-month LIBOR + 2.150%, 2.387%, 1/15/2033, 144A(a)(b)	1,325,997
865,000	Anchorage Capital CLO 9 Ltd., Series 2016-9A, Class DR, 3-month LIBOR + 4.000%, 4.237%, 7/15/2032, 144A(b)	852,119
480,000	Apidos CLO XX, Series 2015-20A, Class BRR, 3-month LIBOR + 1.950%, 2.180%, 7/16/2031, 144A(a)(b)	469,056
3,175,000	Apidos CLO XXIII, Series 2015-23A, Class CR, 3-month LIBOR + 2.000%, 2.237%, 4/15/2033, 144A(a)(b)	3,089,848
2,940,000	ARES XLIV CLO Ltd., Series 2017-44A, Class E, 3-month LIBOR + 8.050%, 8.287%, 10/15/2029, 144A(b)	2,605,985
400,000	Ballyrock CLO Ltd., Series 2018-1A, Class C, 3-month LIBOR + 3.150%, 3.368%, 4/20/2031, 144A(b)	385,560
850,000	Barings CLO Ltd., Series 2019-4A, Class C, 3-month LIBOR + 2.800%, 3.037%, 1/15/2033, 144A(a)(b)	845,108
560,000	Battalion CLO XIV Ltd., Series 2019-14A, Class E, 3-month LIBOR + 6.680%, 6.898%, 4/20/2032, 144A(b)	540,644
500,000	Battalion CLO XVI Ltd., Series 2019-16A, Class D, 3-month LIBOR + 4.360%, 4.578%, 12/19/2032, 144A(b)	501,761
1,915,000	BlueMountain CLO XXIV Ltd., Series 2019-24A, Class C, 3-month LIBOR + 2.700%, 2.918%, 4/20/2031, 144A(a)(b)	1,923,306
915,000	Bristol Park CLO Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 1.950%, 2.187%, 4/15/2029, 144A(a)(b)	905,844
455,000	Burnham Park CLO Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 2.150%, 2.368%, 10/20/2029, 144A(a)(b)	442,394
400,000	Carbone CLO Ltd., Series 2017-1A, Class B, 3-month LIBOR + 1.800%, 2.018%, 1/20/2031, 144A(a)(b)	391,972
Collateralized Loan Obligations — continued
1,575,000	Carlyle Global Market Strategies CLO Ltd., Series 2015-2A, Class CR, 3-month LIBOR + 2.250%, 2.467%, 4/27/2027, 144A(b)	1,521,004
500,000	Catamaran CLO Ltd., Series 2013-1A, Class CR, 3-month LIBOR + 1.800%, 2.017%, 1/27/2028, 144A(a)(b)	488,591
265,000	CIFC Funding II Ltd., Series 2014-2RA, Class A3, 3-month LIBOR + 1.900%, 2.115%, 4/24/2030, 144A(a)(b)	259,752
730,000	CIFC Funding II Ltd., Series 2013-2A, Class A3LR, 3-month LIBOR + 1.950%, 2.168%, 10/18/2030, 144A(a)(b)	719,159
2,410,000	Cole Park CLO Ltd., Series 2015-1A, Class DR, 3-month LIBOR + 3.150%, 3.368%, 10/20/2028, 144A(b)	2,374,684
875,000	Dryden 45 Senior Loan Fund, Series 2016-45A, Class ER, 3-month LIBOR + 5.850%, 6.087%, 10/15/2030, 144A(b)	834,730
250,000	Dryden 64 CLO Ltd., Series 2018-64A, Class C, 3-month LIBOR + 1.750%, 1.968%, 4/18/2031, 144A(a)(b)	234,030
615,000	Dryden 80 CLO Ltd., Series 2019-80A, Class D1, 3-month LIBOR + 4.100%, 4.318%, 1/17/2033, 144A(b)	618,001
300,000	Dryden XXVI Senior Loan Fund, Series 2013-26A, Class CR, 3-month LIBOR + 1.8500%, 2.087%, 4/15/2029, 144A(a)(b)	283,176
330,000	Galaxy XXIX CLO Ltd., Series 2018-29A, Class D, 3-month LIBOR + 2.400%, 2.621%, 11/15/2026, 144A(b)	322,036
1,405,000	Galaxy XXVI CLO Ltd., Series 2018-26A, Class E, 3-month LIBOR + 5.850%, 6.063%, 11/22/2031, 144A(b)	1,340,629
650,000	Gilbert Park CLO Ltd., Series 2017-1A, Class D, 3-month LIBOR + 2.950%, 3.187%, 10/15/2030, 144A(b)	643,904
320,000	Goldentree Loan Management U.S. CLO 3 Ltd., Series 2018-3A, Class C, 3-month LIBOR + 1.900%, 2.118%, 4/20/2030, 144A(a)(b)	311,631
990,000	Hayfin US XII Ltd, Series 2019-2A, Class E, 3-month LIBOR + 6.900%, 7.118%, 7/20/2032, 144A(b)	985,987
1,110,000	LCM 30 Ltd., Series 30A, Class D, 3-month LIBOR + 3.750%, 3.968%, 4/20/2031, 144A(b)	1,095,449
475,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class C, 3-month LIBOR + 2.150%, 2.359%, 1/23/2031, 144A(a)(b)	475,516
300,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class D, 3-month LIBOR + 3.000%, 3.209%, 1/23/2031, 144A(b)	299,996
3,300,000	Neuberger Berman CLO Ltd., Series 2013-14A, Class CR2, 3-month LIBOR + 1.900%, 2.122%, 1/28/2030, 144A(a)(b)	3,187,314
725,000	Neuberger Berman Loan Advisers CLO Ltd., Series 2018-30A, Class E, 3-month LIBOR + 6.750%, 6.968%, 1/20/2031, 144A(b)	712,977
2,100,000	Oaktree CLO Ltd., Series 2019-4A, Class E, 3-month LIBOR + 7.230%, 7.448%, 10/20/2032, 144A(b)	2,024,144
495,000	Octagon Investment Partners 39 Ltd., Series 2018-3A, Class E, 3-month LIBOR + 5.750%, 5.968%, 10/20/2030, 144A(b)	461,685

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Collateralized Loan Obligations — continued
$1,420,000	Octagon Investment Partners 40 Ltd., Series 2019-1A, Class D, 3-month LIBOR + 3.800%, 4.018%, 4/20/2031, 144A(b)	$1,424,201
920,000	Octagon Investment Partners XXII Ltd., Series 2014-1A, Class CRR, 3-month LIBOR + 1.900%, 2.116%, 1/22/2030, 144A(a)(b)	904,118
1,980,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class E1, 3-month LIBOR + 5.000%, 5.218%, 7/20/2032, 144A(b)	1,881,888
1,745,000	OHA Credit Funding 5 Ltd., Series 2020-5A, Class C, 3-month LIBOR + 2.000%, 2.218%, 4/18/2033, 144A(a)(b)	1,670,078
1,585,000	OHA Credit Funding Ltd., Series 2019-4A, Class E, 3-month LIBOR + 6.100%, 6.316%, 10/22/2032, 144A(b)	1,558,089
2,245,000	OHA Loan Funding Ltd., Series 2013-1A, Class DR2, 3-month LIBOR + 3.050%, 3.259%, 7/23/2031, 144A(b)	2,223,763
1,570,000	OHA Loan Funding Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 1.950%, 2.168%, 1/20/2033, 144A(a)(b)	1,540,223
232,235	OZLM XIII Ltd., Series 2015-13A, Class A1R, 3-month LIBOR + 1.080%, 1.294%, 7/30/2027, 144A(a)(b)	231,692
2,070,000	OZLM XXIII Ltd., Series 2019-23A, Class E, 3-month LIBOR + 6.800%, 7.037%, 4/15/2032, 144A(b)	2,046,868
325,000	Palmer Square CLO Ltd., Series 2015-1A, Class CR2, 3-month LIBOR + 3.150%, 3.363%, 5/21/2029, 144A(b)	319,494
300,000	Palmer Square CLO Ltd., Series 2015-2A, Class BR2, 3-month LIBOR + 1.950%, 2.168%, 7/20/2030, 144A(a)(b)	295,398
2,610,000	Parallel Ltd., Series 2017-1A, Class CR, 3-month LIBOR + 2.000%, 2.218%, 7/20/2029, 144A(a)(b)	2,527,903
1,645,000	Parallel Ltd., Series 2018-2A, Class B, 3-month LIBOR + 2.150%, 2.368%, 10/20/2031, 144A(a)(b)	1,574,559
1,045,000	Pikes Peak CLO 1, Series 2018-1A, Class D, 3-month LIBOR + 3.150%, 3.365%, 7/24/2031, 144A(b)	1,012,184
3,885,000	Pikes Peak CLO 3, Series 2019-3A, Class E, 3-month LIBOR + 6.860%, 7.075%, 4/25/2030, 144A(b)	3,848,332
340,000	Recette CLO LLC, Series 2015-1A, Class DR, 3-month LIBOR + 2.750%, 2.968%, 10/20/2027, 144A(a)(b)	339,148
920,000	Regatta XIII Funding Ltd., Series 2018-2A, Class C, 3-month LIBOR + 3.100%, 3.337%, 7/15/2031, 144A(b)	908,529
2,565,000	Rockford Tower CLO Ltd., Series 2017-2A, Class CR, 3-month LIBOR + 1.900%, 2.137%, 10/15/2029, 144A(a)(b)	2,477,180
740,000	Symphony CLO XX Ltd., Series 2018-20A, Class D, 3-month LIBOR + 3.8600%, 4.090%, 1/16/2032, 144A(b)	739,890
920,000	TCW CLO Ltd., Series 2018-1, Class D, 3-month LIBOR + 2.910%, 3.125%, 4/25/2031, 144A(b)	913,096
1,030,000	TICP CLO VII Ltd., Series 2017-7A, Class CR, 3-month LIBOR + 2.150%, 2.387%, 4/15/2033, 144A(a)(b)	1,026,231
610,000	TICP CLO XV Ltd., Series 2020-15A, Class C, 3-month LIBOR + 2.150%, 2.368%, 4/20/2033, 144A(a)(b)	603,455
Collateralized Loan Obligations — continued
895,000	TRESTLES CLO II Ltd., Series 2018-2A, Class D, 3-month LIBOR + 5.750%, 5.965%, 7/25/2031, 144A(b)	839,679
780,000	VERDE CLO Ltd., Series 2019-1A, Class E, 3-month LIBOR + 6.900%, 7.137%, 4/15/2032, 144A(b)	780,014
695,000	Voya CLO Ltd, Series 2019-3A, Class D, 3-month LIBOR + 3.850%, 4.068%, 10/17/2032, 144A(b)	694,988
2,435,000	York CLO-7 Ltd., Series 2019-2A, Class D, 3-month LIBOR + 3.800%, 4.016%, 1/22/2033, 144A(b)	2,442,912

	Total Collateralized Loan Obligations (Identified Cost $66,196,676)	69,994,538

Loan Participations — 0.0%
	ABS Other — 0.0%
1,061,479	Harbour Aircraft Investments Ltd., Series 2017-1, Class C, 8.000%, 11/15/2037 (d)(g) (Identified Cost $1,059,231)	580,841

Shares
Common Stocks — 3.5%
	Aerospace & Defense — 0.0%
1,095	Lockheed Martin Corp.	388,703

	Air Freight & Logistics — 0.1%
6,552	Expeditors International of Washington, Inc.	623,161
2,153	United Parcel Service, Inc., Class B	362,565

		985,726

	Airlines — 0.1%
36,229	Delta Air Lines, Inc.	1,456,768

	Automobiles — 0.0%
9,332	General Motors Co.	388,585

	Banks — 0.1%
2,721	Bank of America Corp.	82,474
6,483	Citigroup, Inc.	399,742
3,927	Fifth Third Bancorp	108,267

		590,483

	Biotechnology — 0.0%
1,446	Amgen, Inc.	332,464

	Building Products — 0.0%
7,034	Masco Corp.	386,378

	Capital Markets — 0.1%
537	BlackRock, Inc.	387,467
6,016	Morgan Stanley	412,277
1,221	S&P Global, Inc.	401,379
9,332	Virtu Financial, Inc., Class A	234,886

		1,436,009

	Chemicals — 0.1%
138,555	Hexion Holdings Corp., Class B(h)	1,791,516

	Communications Equipment — 0.0%
9,221	Cisco Systems, Inc.	412,640

	Construction Materials — 0.2%
362,679	Cemex SAB de CV, Sponsored ADR(h)	1,875,050

	Diversified Telecommunication Services — 0.3%
130,464	AT&T, Inc.	3,752,144
6,301	Verizon Communications, Inc.	370,184

		4,122,328

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
	Entertainment — 0.0%
4,583	Activision Blizzard, Inc.	$425,532

	Food & Staples Retailing — 0.1%
1,056	Costco Wholesale Corp.	397,880
2,642	Walmart, Inc.	380,844

		778,724

	Health Care Equipment & Supplies — 0.0%
3,209	Abbott Laboratories	351,353

	Health Care Providers & Services — 0.2%
1,217	Anthem, Inc.	390,766
17,950	CVS Health Corp.	1,225,985
2,372	HCA Healthcare, Inc.	390,099
980	Humana, Inc.	402,065
1,135	UnitedHealth Group, Inc.	398,022

		2,806,937

	Hotels, Restaurants & Leisure — 0.1%
1,699	McDonald’s Corp.	364,572
6,587	Starbucks Corp.	704,677

		1,069,249

	Household Durables — 0.0%
5,277	DR Horton, Inc.	363,691

	Household Products — 0.1%
7,192	Procter & Gamble Co. (The)	1,000,695

	Insurance — 0.1%
3,654	Allstate Corp. (The)	401,684
8,421	MetLife, Inc.	395,366
3,965	Progressive Corp. (The)	392,059

		1,189,109

	Internet & Direct Marketing Retail — 0.1%
305	Booking Holdings, Inc.(h)	679,317

	IT Services — 0.2%
1,461	Accenture PLC, Class A	381,628
2,672	Fidelity National Information Services, Inc.	377,981
264	Global Payments, Inc.	56,871
3,048	MasterCard, Inc., Class A	1,087,953
2,990	Visa, Inc., Class A	654,003

		2,558,436

	Life Sciences Tools & Services — 0.0%
840	Thermo Fisher Scientific, Inc.	391,255

	Machinery — 0.0%
1,477	Deere & Co.	397,387

	Media — 0.1%
7,845	Comcast Corp., Class A	411,078
6,485	Interpublic Group of Cos., Inc. (The)	152,527
3,741	Nexstar Media Group, Inc., Class A	408,480

		972,085

	Metals & Mining — 0.0%
6,366	Newmont Corp.	381,260

	Multiline Retail — 0.1%
1,834	Dollar General Corp.	385,690
2,196	Target Corp.	387,660

		773,350

	Oil, Gas & Consumable Fuels — 0.2%
14,685	California Resources Corp.(h)	346,419
4,426	Chevron Corp.	373,776
11,580	Enterprise Products Partners LP	226,852
16,959	MPLX LP	367,162
26,879	Western Midstream Partners LP	371,468
	Oil, Gas & Consumable Fuels — continued
32,298	Whiting Petroleum Corp.(h)	807,450

		2,493,127

	Personal Products — 0.1%
2,679	Estee Lauder Cos., Inc. (The), Class A	713,123

	Pharmaceuticals — 0.2%
6,247	Bristol-Myers Squibb Co.	387,502
2,270	Eli Lilly & Co.	383,267
10,856	Johnson & Johnson	1,708,517
4,613	Merck & Co., Inc.	377,343

		2,856,629

	REITs – Diversified — 0.0%
1,535	American Tower Corp.	344,546

	REITs – Storage — 0.0%
12,458	Iron Mountain, Inc.	367,262

	Road & Rail — 0.0%
1,723	Union Pacific Corp.	358,763

	Semiconductors & Semiconductor Equipment — 0.3%
4,431	Applied Materials, Inc.	382,395
4,241	KLA Corp.	1,098,037
798	Lam Research Corp.	376,871
734	NVIDIA Corp.	383,295
2,629	QUALCOMM, Inc.	400,502
1,528	Teradyne, Inc.	183,192
2,512	Texas Instruments, Inc.	412,295

		3,236,587

	Software — 0.1%
1,063	Intuit, Inc.	403,781
1,782	Microsoft Corp.	396,353
18,912	NortonLifeLock, Inc.	392,991
6,073	Oracle Corp.	392,862

		1,585,987

	Specialty Retail — 0.1%
3,762	Best Buy Co., Inc.	375,410
1,427	Home Depot, Inc. (The)	379,040
3,094	L Brands, Inc.	115,066
2,373	Lowe’s Cos., Inc.	380,890

		1,250,406

	Technology Hardware, Storage & Peripherals — 0.2%
12,330	Apple, Inc.	1,636,067
16,147	HP, Inc.	397,055

		2,033,122

	Textiles, Apparel & Luxury Goods — 0.1%
1,234	LVMH Moet Hennessy Louis Vuitton SE	772,485
2,696	NIKE, Inc., Class B	381,403

		1,153,888

	Tobacco — 0.1%
8,707	Altria Group, Inc.	356,987
4,604	Philip Morris International, Inc.	381,165

		738,152

	Total Common Stocks (Identified Cost $44,154,260)	45,436,622

Preferred Stocks — 1.4%
Convertible Preferred Stocks — 1.1%
	Banking — 0.3%
926	Bank of America Corp., Series L, 7.250%	1,406,205
2,053	Wells Fargo & Co., Class A, Series L, 7.500%	3,116,249

		4,522,454

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
	Electric — 0.1%
23,032	NextEra Energy, Inc., 5.279%	$1,170,947

	Energy — 0.0%
1,714	Chesapeake Energy Corp., 5.750%(d)(e)(g)(h)	—

	Food & Beverage — 0.4%
42,272	Bunge Ltd., 4.875%	4,598,518

	Healthcare — 0.3%
29,421	Boston Scientific Corp., Series A, 5.500%	3,223,659

	Midstream — 0.0%
2,329	El Paso Energy Capital Trust I, 4.750%	120,549

	Total Convertible Preferred Stocks (Identified Cost $13,447,269)	13,636,127

Non-Convertible Preferred Stocks — 0.3%
	Cable Satellite — 0.3%
4,040,000	NBCUniversal Enterprise, Inc., 5.250%, 144A(a) (Identified Cost $4,040,000)	4,120,800

	Total Preferred Stocks (Identified Cost $17,487,269)	17,756,927

Principal Amount (‡)
Other Investments — 0.1%
	Aircraft ABS — 0.1%
$900	ECAF I Blocker Ltd.(d)(e)(f)(g) (Identified Cost $9,000,000)	1,130,400

Short-Term Investments — 16.0%
56,101,944	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $56,101,944 on 1/04/2021 collateralized by $55,014,900 U.S. Treasury Note 2.125% due 12/31/2022 valued at $57,224,079 including accrued interest (Note 2 of Notes to Financial Statements)	56,101,944
25,330,000	U.S. Treasury Bills, 0.094% - 0.129%, 10/07/2021(a)(k)(l)	25,312,522
12,670,000	U.S. Treasury Bills, 0.105% - 0.118%, 11/04/2021(k)(l)(m)	12,660,237
24,695,000	U.S. Treasury Bills, 0.113%, 9/09/2021(k)	24,680,284
22,330,000	U.S. Treasury Bills, 0.115%, 6/17/2021(a)(k)	22,321,608
22,800,000	U.S. Treasury Bills, 0.121%, 5/20/2021(k)	22,793,002
22,840,000	U.S. Treasury Bills, 0.135%, 7/15/2021(k)	22,829,798
23,500,000	U.S. Treasury Bills, 0.136%, 8/12/2021(k)	23,487,578

	Total Short-Term Investments (Identified Cost $210,153,754)	210,186,973

	Total Investments — 97.2% (Identified Cost $1,255,898,939)	1,277,633,095
	Other assets less liabilities — 2.8%	37,383,254

	Net Assets — 100.0%	$1,315,016,349

Written Options — (0.0%)
Description	Expiration Date	Exercise Price	Shares(††)	Notional Amount	Premiums (Received)	Value (†)
Options on Securities — (0.0%)
Abbott Laboratories, Call	2/19/2021	115.00	(1,200)	$(131,388)	$(2,193)	$(2,310)
Accenture PLC, Call	2/19/2021	280.00	(500)	(130,605)	(1,734)	(975)
Activision Blizzard, Inc., Call	2/19/2021	95.00	(2,700)	(250,695)	(6,675)	(10,058)
Anthem, Inc., Call	2/19/2021	340.00	(900)	(288,981)	(3,840)	(6,435)
Applied Materials, Inc., Call	2/19/2021	97.50	(3,500)	(302,050)	(5,275)	(4,270)
Bank of America Corp., Call	2/19/2021	32.00	(1,900)	(57,589)	(1,477)	(1,453)
BlackRock, Inc., Call	2/19/2021	750.00	(300)	(216,462)	(3,900)	(4,680)
Chevron Corp., Call	2/19/2021	95.00	(3,000)	(253,350)	(6,021)	(3,765)
Cisco Systems, Inc., Call	2/19/2021	49.00	(5,500)	(246,125)	(2,459)	(2,118)
Comcast Corp., Call	2/19/2021	55.00	(5,400)	(282,960)	(4,140)	(5,508)
Deere & Co., Call	2/19/2021	290.00	(1,000)	(269,050)	(5,367)	(4,075)
DR Horton, Inc., Call	2/19/2021	82.50	(3,600)	(248,112)	(5,877)	(2,034)
Eli Lilly & Co., Call	2/19/2021	185.00	(1,500)	(253,260)	(4,333)	(3,870)
Fidelity National Information Services, Inc., Call	2/19/2021	155.00	(1,800)	(254,628)	(2,683)	(2,835)
Fifth Third Bancorp, Call	2/19/2021	30.00	(2,700)	(74,439)	(1,585)	(1,620)
Global Payments, Inc., Call	2/19/2021	210.00	(100)	(21,542)	(797)	(1,215)
HCA Healthcare, Inc., Call	2/19/2021	180.00	(1,600)	(263,136)	(5,387)	(4,520)
HP, Inc., Call	2/19/2021	25.00	(4,800)	(118,032)	(3,970)	(4,560)
Interpublic Group of Cos., Inc. (The), Call	2/19/2021	26.00	(4,500)	(105,840)	(1,967)	(1,800)
Intuit, Inc., Call	2/19/2021	400.00	(600)	(227,910)	(4,609)	(4,290)
Iron Mountain, Inc., Call	2/19/2021	32.50	(8,700)	(256,476)	(1,979)	(1,957)
Johnson & Johnson, Call	2/19/2021	165.00	(1,200)	(188,856)	(3,213)	(3,678)
KLA Corp., Call	2/19/2021	290.00	(1,000)	(258,910)	(5,267)	(4,450)
L Brands, Inc., Call	2/19/2021	45.00	(1,800)	(66,942)	(2,479)	(1,386)
Lam Research Corp., Call	2/19/2021	550.00	(500)	(236,135)	(4,983)	(2,950)
Lockheed Martin Corp., Call	2/19/2021	375.00	(500)	(177,490)	(3,034)	(2,650)
Masco Corp., Call	2/19/2021	60.00	(4,900)	(269,157)	(5,033)	(3,308)
MasterCard, Inc., Call	2/19/2021	370.00	(500)	(178,470)	(2,359)	(5,250)
Merck & Co., Inc., Call	2/19/2021	85.00	(1,800)	(147,240)	(1,687)	(2,655)
MetLife, Inc., Call	2/19/2021	50.00	(4,200)	(197,190)	(3,143)	(4,032)

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

Written Options — continued
Description	Expiration Date	Exercise Price	Shares(††)	Notional Amount	Premiums (Received)	Value (†)
Options on Securities — continued
Microsoft Corp., Call	2/19/2021	240.00	(1,000)	$(222,420)	$(4,667)	$(3,025)
Morgan Stanley, Call	2/19/2021	72.50	(2,400)	(164,472)	(4,649)	(4,224)
Newmont Corp., Call	2/19/2021	70.00	(4,400)	(263,516)	(4,167)	(2,398)
Nexstar Media Group, Inc., Call	2/19/2021	115.00	(2,200)	(240,218)	(2,810)	(7,260)
NIKE, Inc., Call	2/19/2021	155.00	(1,300)	(183,911)	(3,655)	(1,449)
NortonLifeLock, Inc., Call	2/19/2021	24.00	(9,400)	(195,332)	(4,297)	(2,867)
NVIDIA Corp., Call	2/19/2021	620.00	(500)	(261,100)	(4,808)	(2,663)
Oracle Corp., Call	2/19/2021	70.00	(3,000)	(194,070)	(2,571)	(1,500)
Philip Morris International, Inc., Call	2/19/2021	90.00	(2,300)	(190,417)	(2,132)	(1,587)
QUALCOMM, Inc., Call	2/19/2021	175.00	(1,300)	(198,042)	(2,324)	(2,795)
Target Corp., Call	2/19/2021	185.00	(1,000)	(176,530)	(2,947)	(3,575)
Teradyne, Inc., Call	2/19/2021	140.00	(1,000)	(119,890)	(1,954)	(1,850)
Texas Instruments, Inc., Call	2/19/2021	180.00	(1,200)	(196,956)	(2,049)	(2,178)
Thermo Fisher Scientific, Inc., Call	2/19/2021	490.00	(400)	(186,312)	(4,827)	(4,040)
Union Pacific Corp., Call	2/19/2021	220.00	(1,000)	(208,220)	(3,238)	(4,025)
United Parcel Service, Inc., Call	2/19/2021	195.00	(1,200)	(202,080)	(3,560)	(1,476)
UnitedHealth Group, Inc., Call	2/19/2021	360.00	(600)	(210,408)	(3,520)	(6,720)
Walmart, Inc., Call	2/19/2021	160.00	(1,300)	(187,395)	(2,492)	(1,462)

Total					$(168,133)	$(159,801)

(‡)	Principal Amount/Par Value stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Options on securities are expressed as shares.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Variable rate security. Rate as of December 31, 2020 is disclosed.
(c)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2020 is disclosed.
(d)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(e)	Illiquid security. (Unaudited)
(f)	Securities subject to restriction on resale. At December 31, 2020, the restricted securities held by the Fund are as follows:

	Acquisition Date	Cost	Value	% of Net Assets
ECAF I Blocker Ltd.	6/18/2015	$9,000,000	$1,130,400	0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class C	12/18/2014	2,272,583	765,157	0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class D	12/18/2014	1,027,860	138,946	Less than 0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class E	12/18/2014	2,657,606	—	—

(g)	Fair valued by the Fund’s adviser. At December 31, 2020, the value of these securities amounted to $7,357,855 or 0.6% of net assets. See Note 2 of Notes to Financial Statements.
(h)	Non-income producing security.
(i)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2020, the value of these securities amounted to $7,222,747 or 0.5% of net assets. See Note 2 of Notes to Financial Statements.
(j)	Position is unsettled. Contract rate was not determined at December 31, 2020 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(k)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(l)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.
(m)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the value of Rule 144A holdings amounted to $612,228,021 or 46.6% of net assets.
ABS	Asset-Backed Securities
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ARS	Auction Rate Security
EMTN	Euro Medium Term Note
EURIBOR	Euro Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SAFEX	South African Futures Exchange
SLM	Sallie Mae
ARS	Argentine Peso
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	British Pound
ZAR	South African Rand

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

At December 31, 2020, the Fund had the following open bilateral credit default swap agreements:

Buy Protection

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate[1]	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	United Mexican States	(1.00%)	12/20/2025	21,525,000	$320,410	$(205,829)	$(526,239)

At December 31, 2020, the Fund had the following open centrally cleared interest rate swap agreements:

Notional Value	Currency	Expiration Date	Fund Pays[1]	Fund Receives[1]	Market Value	Unrealized Appreciation (Depreciation)[2]
330,000,000	ZAR	5/07/2030	7.580%	3-month SAFEX-JIBAR	$(2,049,100)	$(2,050,576)

At December 31, 2020, the Fund had the following open centrally cleared credit default swap agreements:

Sell Protection

Reference Obligation	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
CDX.NA HY* Series 35 500, 5-Year	5.00%	12/20/2025	2.94%	86,880,000	$3,427,889	$8,223,433	$4,795,544

(‡)	Notional value stated in U.S. dollars unless otherwise noted.

[1]	Payments are made quarterly.

[2]	Differences between unrealized appreciation (depreciation) and market value, if any, are due to interest booked as part of the initial trades.

^

Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

*	CDX.NA.HY is an index composed of North American high yield credit default swaps.

At December 31, 2020, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	1/25/2021	CAD	S	3,020,000	$2,305,822	$2,372,755	$(66,933)
Bank of America, N.A.	1/25/2021	EUR	S	1,665,000	1,982,118	2,035,059	(52,941)
Barclays Bank PLC	1/25/2021	EUR	S	1,955,000	2,327,838	2,389,513	(61,675)
Deutsche Bank AG	1/29/2021	GBP	S	1,400,000	1,817,368	1,914,873	(97,505)
HSBC Bank USA	2/16/2021	EUR	S	590,000	695,334	721,484	(26,150)
Morgan Stanley Capital Services, Inc.	1/08/2021	COP	B	4,872,711,000	1,275,578	1,426,646	151,068
Morgan Stanley Capital Services, Inc.	1/08/2021	COP	S	10,059,585,000	2,606,920	2,945,274	(338,354)
Morgan Stanley Capital Services, Inc.	1/29/2021	EUR	S	1,480,000	1,815,057	1,809,104	5,953
Morgan Stanley Capital Services, Inc.	1/29/2021	ZAR	S	315,790,000	19,100,355	21,416,247	(2,315,892)
Standard Chartered Bank	1/04/2021	EUR	B	5,280,000	6,490,440	6,450,312	(40,128)
Standard Chartered Bank	1/04/2021	EUR	S	5,280,000	6,191,201	6,450,312	(259,111)
Standard Chartered Bank	4/06/2021	EUR	S	5,280,000	6,503,772	6,463,671	40,101

Total							$(3,061,567)

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

At December 31, 2020, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra Long U.S. Treasury Bond	3/22/2021	182	$38,845,941	$38,868,375	$(22,434)

Industry Summary at December 31, 2020

ABS Home Equity	6.9%
ABS Car Loan	5.5
ABS Other	4.9
Technology	4.4
Finance Companies	4.2
Non-Agency Commercial Mortgage-Backed Securities	3.4
Cable Satellite	3.4
Aerospace & Defense	3.1
Banking	2.9
Consumer Cyclical Services	2.6
Pharmaceuticals	2.5
Electric	2.1
Automotive	2.0
Other Investments, less than 2% each	28.0
Short-Term Investments	16.0
Collateralized Loan Obligations	5.3

Total Investments	97.2
Other assets less liabilities (including open written options, swap agreements, forward foreign currency and futures contracts)	2.8

Net Assets	100.0%

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 67.2% of Net Assets
Non-Convertible Bonds — 61.4%
	ABS Home Equity — 0.1%
$8,377,805	Legacy Mortgage Asset Trust, Series 2018-GS2, Class A1, 4.000%, 4/25/2058, 144A(a)	$8,432,129

	ABS Other — 0.2%
23,436,010	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(b)(c)(d)(e)	7,909,888
10,635,332	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(b)(c)(d)(e)	1,437,684
42,000,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(b)(c)(d)(e)(f)	—
5,623,618	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(b)(c)(g)	4,870,390

		14,217,962

	Aerospace & Defense — 3.6%
90,000	Boeing Co. (The), 3.100%, 5/01/2026	96,372
380,000	Boeing Co. (The), 3.250%, 2/01/2035	389,692
2,505,000	Boeing Co. (The), 3.550%, 3/01/2038	2,555,581
3,280,000	Boeing Co. (The), 3.600%, 5/01/2034	3,453,648
14,845,000	Boeing Co. (The), 3.625%, 2/01/2031	16,246,087
1,995,000	Boeing Co. (The), 3.625%, 3/01/2048	2,011,466
1,985,000	Boeing Co. (The), 3.650%, 3/01/2047	2,009,293
1,385,000	Boeing Co. (The), 3.750%, 2/01/2050	1,448,433
415,000	Boeing Co. (The), 3.850%, 11/01/2048	428,056
12,949,000	Boeing Co. (The), 3.950%, 8/01/2059	13,858,759
4,755,000	Boeing Co. (The), 5.150%, 5/01/2030	5,754,746
30,413,000	Boeing Co. (The), 5.805%, 5/01/2050	41,913,525
14,314,000	Boeing Co. (The), 5.930%, 5/01/2060	20,305,753
2,535,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	2,217,187
3,145,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	3,341,594
9,576,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	11,345,836
8,815,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	11,395,503
5,310,000	Textron Financial Corp., 3-month LIBOR + 1.735%, 1.956%, 2/15/2067, 144A(h)	3,900,514
6,485,000	TransDigm, Inc., 5.500%, 11/15/2027	6,817,681
24,513,000	TransDigm, Inc., 6.500%, 7/15/2024	24,947,370
17,765,000	TransDigm, Inc., 6.500%, 5/15/2025	18,253,537
370,000	TransDigm, Inc., 7.500%, 3/15/2027	394,975
19,475,000	TransDigm, Inc., 8.000%, 12/15/2025, 144A	21,525,717

		214,611,325

	Airlines — 1.6%
17,495,000	Air Canada Pass Through Trust, Series 2020-2A, 5.250%, 10/01/2030, 144A	18,527,030
240,000	American Airlines Group, Inc., 3.750%, 3/01/2025, 144A	185,587
20,000,000	American Airlines Group, Inc., 5.000%, 6/01/2022, 144A	17,980,200
1,506,441	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	1,211,962
872,770	American Airlines Pass Through Certificates, Series 2017-2, Class B, 3.700%, 4/15/2027	737,848
146,817	Continental Airlines Pass Through Certificates, Series 2001-1, Class A-1, 6.703%, 12/15/2022	146,817
26,975,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.500%, 6/20/2027, 144A	28,998,125
	Airlines — continued
120,264	Northwest Airlines Pass Through Trust, Series 2002-1, Class G2, (MBIA Insured), 6.264%, 5/20/2023	121,614
25,085,000	United Airlines Pass Through Trust, Series 2020-1, Class A, 5.875%, 4/15/2029	27,063,705

		94,972,888

	Automotive — 3.1%
1,210,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	1,273,525
46,535,000	Ford Motor Co., 4.750%, 1/15/2043	47,465,700
10,745,000	Ford Motor Co., 5.291%, 12/08/2046	11,228,525
1,220,000	Ford Motor Co., 6.625%, 2/15/2028	1,379,381
1,345,000	Ford Motor Co., 7.500%, 8/01/2026	1,565,567
1,500,000	Ford Motor Credit Co. LLC, 5.113%, 5/03/2029	1,670,550
5,000,000	Ford Motor Credit Co. LLC, 5.125%, 6/16/2025	5,436,500
18,565,000	Ford Motor Credit Co. LLC, 5.596%, 1/07/2022	19,190,269
2,845,000	General Motors Co., 5.200%, 4/01/2045	3,455,044
2,120,000	General Motors Co., 6.250%, 10/02/2043	2,859,815
62,220,000	General Motors Financial Co., Inc., 3.600%, 6/21/2030	69,374,286
11,130,000	Goodyear Tire & Rubber Co. (The), 4.875%, 3/15/2027	11,380,425
1,585,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	1,612,737
4,977,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	5,400,692

		183,293,016

	Banking — 5.1%
6,000,000	Ally Financial, Inc., 8.000%, 11/01/2031	8,807,220
11,000,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 5.375%, 4/17/2025, 144A	12,637,460
9,275,000	Bank of America Corp., (fixed rate to 10/24/2030, variable rate thereafter), MTN, 1.922%, 10/24/2031	9,397,621
983,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	1,110,342
8,355,000	Bank of America Corp., (fixed rate to 4/29/2030, variable rate thereafter), 2.592%, 4/29/2031	8,954,541
5,895,000	Bank of America Corp., (fixed rate to 7/23/2030, variable rate thereafter), MTN, 1.898%, 7/23/2031	5,955,961
265,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	310,836
7,045,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	8,172,804
31,380,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	34,001,485
9,462,000	BNP Paribas S.A., (fixed rate to 8/12/2030, variable rate thereafter), 2.588%, 8/12/2035, 144A	9,646,509
26,680,000	Citigroup, Inc., (fixed rate to 3/31/2030, variable rate thereafter), 4.412%, 3/31/2031	32,353,691
1,965,000	Citigroup, Inc., (fixed rate to 6/03/2030, variable rate thereafter), 2.572%, 6/03/2031	2,094,415
3,450,000	Cooperatieve Rabobank UA, 3.950%, 11/09/2022	3,662,661
1,995,000	Credit Agricole S.A., 3.250%, 1/14/2030, 144A	2,185,323
1,709,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	1,788,298

See accompanying notes to financial statements.

63  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
$19,245,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	$21,055,530
5,531,000	JPMorgan Chase & Co., (fixed rate to 10/15/2029, variable rate thereafter), 2.739%, 10/15/2030	6,014,038
18,750,000	JPMorgan Chase & Co., (fixed rate to 11/19/2030, variable rate thereafter), 1.764%, 11/19/2031	18,927,875
30,335,000	Morgan Stanley, (fixed rate to 2/13/2031, variable rate thereafter), MTN, 1.794%, 2/13/2032	30,551,898
36,195,000	Morgan Stanley, GMTN, 4.350%, 9/08/2026	42,673,480
10,000,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	12,759,009
14,965,000	Natwest Group PLC, (fixed rate to 8/28/2030, variable rate thereafter), 3.032%, 11/28/2035	15,458,396
13,520,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	14,876,564

		303,395,957

	Brokerage — 0.8%
14,755,000	Jefferies Group LLC, 6.250%, 1/15/2036	19,678,238
15,215,000	Jefferies Group LLC, 6.450%, 6/08/2027	19,288,647
7,155,000	Owl Rock Technology Finance Corp., 4.750%, 12/15/2025, 144A	7,471,572

		46,438,457

	Building Materials — 0.9%
5,565,000	American Woodmark Corp., 4.875%, 3/15/2026, 144A	5,704,125
2,395,000	Cemex SAB de CV, 5.200%, 9/17/2030, 144A	2,626,118
19,041,000	Cemex SAB de CV, 5.700%, 1/11/2025, 144A	19,459,902
3,255,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	3,442,162
1,859,000	Masco Corp., 6.500%, 8/15/2032	2,482,086
1,226,000	Masco Corp., 7.750%, 8/01/2029	1,704,210
10,800,000	Owens Corning, 7.000%, 12/01/2036	15,398,139

		50,816,742

	Cable Satellite — 2.0%
4,360,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027, 144A	4,528,950
3,905,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 2.800%, 4/01/2031	4,130,242
47,650,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.700%, 4/01/2051	49,482,369
3,900,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.125%, 7/01/2049	4,760,006
17,880,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	19,086,900
17,679,000	DISH DBS Corp., 5.875%, 11/15/2024	18,537,050
4,865,000	DISH DBS Corp., 7.750%, 7/01/2026	5,448,849
4,835,000	Time Warner Cable LLC, 4.500%, 9/15/2042	5,665,638
135,000	Time Warner Cable LLC, 5.875%, 11/15/2040	180,193
5,530,000	Ziggo BV, 5.500%, 1/15/2027, 144A	5,771,937

		117,592,134

	Chemicals — 0.4%
19,810,000	Aruba Investments, Inc., 8.750%, 2/15/2023, 144A	20,008,100
6,275,000	Minerals Technologies, Inc., 5.000%, 7/01/2028, 144A	6,572,058

		26,580,158

	Construction Machinery — 0.0%
1,310,000	United Rentals North America, Inc., 4.875%, 1/15/2028	1,395,150

	Consumer Cyclical Services — 0.7%
4,370,000	Expedia Group, Inc., 3.250%, 2/15/2030	4,548,038
14,115,000	Expedia Group, Inc., 3.800%, 2/15/2028	15,161,387
5,500,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	6,400,625
7,180,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	7,808,250
9,375,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	10,312,500

		44,230,800

	Consumer Products — 0.3%
11,880,000	Avon Products, Inc., 8.950%, 3/15/2043	15,533,100
2,405,000	Whirlpool Corp., 4.600%, 5/15/2050	3,111,914

		18,645,014

	Electric — 1.0%
24,386,618	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	28,658,527
835,000	Edison International, 4.950%, 4/15/2025	950,459
3,570,000	Empresa Nacional de Electricidad S.A., 7.875%, 2/01/2027	4,241,155
4,365,000	Pacific Gas & Electric Co., 3.500%, 8/01/2050	4,338,422
5,515,000	Pacific Gas & Electric Co., 4.250%, 3/15/2046	5,920,592
7,435,000	Pacific Gas & Electric Co., 4.300%, 3/15/2045	7,926,903
7,860,000	Pacific Gas & Electric Co., 4.750%, 2/15/2044	8,830,822

		60,866,880

	Finance Companies — 6.4%
4,665,000	Air Lease Corp., 3.125%, 12/01/2030	4,856,169
1,020,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	1,040,219
20,000,000	Antares Holdings LP, 8.500%, 5/18/2025, 144A	21,559,852
40,505,000	GE Capital Funding LLC, 4.550%, 5/15/2032, 144A	48,610,784
11,150,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	13,308,038
135,000	Navient Corp., 5.000%, 3/15/2027	136,181
22,945,000	Navient Corp., 5.500%, 1/25/2023	23,977,525
3,030,000	Navient Corp., 5.875%, 10/25/2024	3,219,375
109,950(††)	Navient Corp., 6.000%, 12/15/2043	2,757,913
950,000	Navient Corp., 6.750%, 6/15/2026	1,031,938
54,470,000	Navient Corp., MTN, 5.625%, 8/01/2033	52,291,200
47,984,000	Navient Corp., MTN, 6.125%, 3/25/2024	51,222,920
6,490,000	Navient Corp., MTN, 7.250%, 1/25/2022	6,782,050
23,115,000	OneMain Finance Corp., 6.875%, 3/15/2025	26,842,294
4,075,000	OneMain Finance Corp., 7.125%, 3/15/2026	4,818,688
26,970,000	OneMain Finance Corp., 7.750%, 10/01/2021	28,385,925
55,015,000	OneMain Finance Corp., 8.250%, 10/01/2023	63,129,712
14,750,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	15,536,596
4,360,000	Quicken Loans LLC, 5.250%, 1/15/2028, 144A	4,654,300
2,455,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	2,504,100
7,325,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	7,599,687

		384,265,466

	Financial Other — 0.3%
3,580,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	3,837,760
11,820,000	Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028, 144A	12,411,000

		16,248,760

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Food & Beverage — 1.0%
$24,865,000	Anheuser-Busch InBev Worldwide, Inc., 4.500%, 6/01/2050	$31,386,091
28,650,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	30,875,245

		62,261,336

	Gaming — 0.1%
5,475,000	International Game Technology PLC, 6.250%, 1/15/2027, 144A	6,269,696

	Government Owned – No Guarantee — 0.6%
6,535,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	8,855,474
6,586,000	Petroleos Mexicanos, 6.625%, 6/15/2035	6,520,140
12,239,000	Petroleos Mexicanos, 6.950%, 1/28/2060	11,512,615
10,230,000	Saudi Arabian Oil Co., 3.250%, 11/24/2050, 144A	10,373,911

		37,262,140

	Government Sponsored — 0.4%
16,800,000	Petrobras Global Finance BV, 6.750%, 6/03/2050	20,874,000
2,525,000	Petrobras Global Finance BV, 6.900%, 3/19/2049	3,200,437

		24,074,437

	Healthcare — 2.8%
14,620,000	HCA, Inc., 7.050%, 12/01/2027	17,708,475
24,215,000	HCA, Inc., 7.500%, 11/06/2033	33,658,850
9,492,000	HCA, Inc., MTN, 7.750%, 7/15/2036	12,268,410
19,785,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	20,170,610
19,895,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	20,730,192
17,240,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	18,489,900
43,749,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	46,155,195

		169,181,632

	Home Construction — 1.4%
47,260,000	PulteGroup, Inc., 6.000%, 2/15/2035	64,259,422
13,190,000	PulteGroup, Inc., 6.375%, 5/15/2033	18,071,619
195,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/2024	212,842

		82,543,883

	Independent Energy — 2.4%
2,685,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	2,820,078
6,638,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 9.000%, 11/01/2027, 144A	7,384,775
8,225,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	5,658,142
39,985,000	Chesapeake Energy Corp., 8.000%, 6/15/2027(c)(g)(i)	1,799,325
15,215,000	Continental Resources, Inc., 3.800%, 6/01/2024	15,711,161
1,091,000	Continental Resources, Inc., 4.500%, 4/15/2023	1,124,930
2,340,000	Diamondback Energy, Inc., 3.500%, 12/01/2029	2,499,859
11,535,000	Hess Corp., 5.600%, 2/15/2041	14,076,823
550,000	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	602,366
1,000,000	Leviathan Bond Ltd., 6.500%, 6/30/2027, 144A	1,126,670
7,644,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	7,720,440
17,908,000	Mesquite Energy, Inc., 6.125%, 1/15/2023(c)(g)(i)	80,228
9,520,000	Mesquite Energy, Inc., 7.750%, 6/15/2021(c)(g)(i)	11,234
540,000	Occidental Petroleum Corp., 4.500%, 7/15/2044	465,302
32,720,000	Occidental Petroleum Corp., 6.625%, 9/01/2030	35,525,740
2,390,000	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	2,411,653
	Independent Energy — continued
4,850,000	Parsley Energy LLC/Parsley Finance Corp., 4.125%, 2/15/2028, 144A	5,092,500
2,055,000	QEP Resources, Inc., 5.250%, 5/01/2023	2,162,887
14,852,000	SM Energy Co., 10.000%, 1/15/2025, 144A	16,022,932
1,110,000	Southwestern Energy Co., 6.450%, 1/23/2025	1,154,400
14,955,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 8.750%, 4/15/2023, 144A(c)(g)	11,814,450
2,530,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 9.750%, 4/15/2023, 144A(c)(g)	2,024,000
6,145,000	WPX Energy, Inc., 4.500%, 1/15/2030	6,513,700

		143,803,595

	Industrial Other — 0.0%
1,200,000	HTA Group Ltd. Co., 7.000%, 12/18/2025, 144A	1,290,000

	Life Insurance — 1.4%
3,575,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	3,733,179
13,830,000	Brighthouse Financial, Inc., 5.625%, 5/15/2030	17,072,872
15,000,000	Global Atlantic Fin Co., 8.625%, 4/15/2021, 144A	15,252,351
20,000,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(c)(g)	34,437,000
8,920,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(c)(g)	12,284,445
2,500,000	Prudential Financial, Inc., MTN, 3.700%, 3/13/2051	3,005,350

		85,785,197

	Media Entertainment — 0.5%
6,785,000	Discovery Communications LLC, 4.000%, 9/15/2055, 144A	7,594,440
4,635,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	4,947,677
2,475,000	ViacomCBS, Inc., 4.375%, 3/15/2043	2,924,133
4,469,000	ViacomCBS, Inc., 4.900%, 8/15/2044	5,573,614
4,600,000	ViacomCBS, Inc., 4.950%, 5/19/2050	5,958,474

		26,998,338

	Metals & Mining — 1.2%
2,795,000	Anglo American Capital PLC, 2.625%, 9/10/2030, 144A	2,922,699
25,271,000	ArcelorMittal S.A., 7.000%, 3/01/2041	34,825,426
1,970,000	Barrick North America Finance LLC, 5.750%, 5/01/2043	2,873,321
2,630,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	2,741,775
13,616,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	14,773,360
1,810,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	1,884,662
3,930,000	Glencore Funding LLC, 2.500%, 9/01/2030, 144A	4,016,696
2,730,000	Kaiser Aluminum Corp., 6.500%, 5/01/2025, 144A	2,921,100
7,180,000	United States Steel Corp., 6.650%, 6/01/2037	6,031,200

		72,990,239

	Midstream — 0.4%
13,667,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	8,661,461
505,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	682,750
185,000	Plains All American Pipeline LP/PAA Finance Corp., 4.300%, 1/31/2043	182,021
9,690,000	Plains All American Pipeline LP/PAA Finance Corp., 4.700%, 6/15/2044	10,047,648
1,180,000	Plains All American Pipeline LP/PAA Finance Corp., 4.900%, 2/15/2045	1,252,328

See accompanying notes to financial statements.

65  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Midstream — continued
$11,980,000	Summit Midstream Partners LP, Series A, (fixed rate to 12/15/2022, variable rate thereafter), 9.500%(c)(g)(i)(j)	$3,834,798

		24,661,006

	Oil Field Services — 0.6%
2,080,000	Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025, 144A	956,800
2,770,000	Transocean, Inc., 7.500%, 4/15/2031	962,575
48,755,000	Transocean, Inc., 11.500%, 1/30/2027, 144A	34,859,825

		36,779,200

	Packaging — 0.2%
8,750,000	Owens-Brockway Glass Container, Inc., 6.625%, 5/13/2027, 144A	9,471,875

	Paper — 0.8%
15,225,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	22,522,805
4,865,000	WestRock MWV LLC, 7.950%, 2/15/2031	6,946,205
8,750,000	WestRock MWV LLC, 8.200%, 1/15/2030	12,469,479
2,840,000	Weyerhaeuser Co., 6.950%, 10/01/2027	3,698,149

		45,636,638

	Property & Casualty Insurance — 0.8%
12,510,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 11.497%, 1/15/2033, 144A(f)(h)	4,378,500
1,500,000	MGIC Investment Corp., 5.250%, 8/15/2028	1,605,000
14,480,000	Nationwide Mutual Insurance Co., 4.350%, 4/30/2050, 144A	17,009,976
20,810,000	Radian Group, Inc., 6.625%, 3/15/2025	23,567,325

		46,560,801

	REITs – Diversified — 0.0%
665,000	iStar, Inc., 4.750%, 10/01/2024	673,313

	REITs – Hotels — 0.2%
545,000	Service Properties Trust, 3.950%, 1/15/2028	526,606
5,965,000	Service Properties Trust, 4.350%, 10/01/2024	5,890,437
1,690,000	Service Properties Trust, 4.500%, 6/15/2023	1,698,450
940,000	Service Properties Trust, 4.650%, 3/15/2024	930,600
915,000	Service Properties Trust, 4.750%, 10/01/2026	903,563
2,750,000	Service Properties Trust, 4.950%, 2/15/2027	2,763,750

		12,713,406

	Retailers — 0.4%
3,325,000	Dillard’s, Inc., 7.000%, 12/01/2028	3,558,282
1,500,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,692,855
1,795,000	Hanesbrands, Inc., 5.375%, 5/15/2025, 144A	1,899,146
6,365,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	7,114,924
6,905,000	Michaels Stores, Inc., 8.000%, 7/15/2027, 144A	7,422,875

		21,688,082

	Sovereigns — 0.3%
19,105,000	Mexico Government International Bond, 3.771%, 5/24/2061	19,968,737

	Supermarkets — 0.1%
1,840,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s LP/Albertson’s LLC, 5.750%, 3/15/2025	1,895,200
2,290,000	Safeway, Inc., 7.250%, 2/01/2031	2,681,201

		4,576,401

	Technology — 2.8%
5,500,000	Broadcom, Inc., 4.150%, 11/15/2030	6,367,692
23,110,000	Broadcom, Inc., 4.300%, 11/15/2032	27,396,652
9,820,000	Broadcom, Inc., 5.000%, 4/15/2030	11,937,309
	Technology — continued
15,295,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	15,065,575
23,345,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	24,628,975
9,350,000	Jabil, Inc., 3.600%, 1/15/2030	10,404,820
8,250,000	Jabil, Inc., 3.950%, 1/12/2028	9,330,113
15,170,000	KLA Corp., 5.650%, 11/01/2034	20,454,004
26,380,000	Microchip Technology, Inc., 0.972%, 2/15/2024, 144A	26,444,573
3,145,000	Micron Technology, Inc., 4.663%, 2/15/2030	3,859,377
3,970,000	Micron Technology, Inc., 4.975%, 2/06/2026	4,692,355
3,800,000	Micron Technology, Inc., 5.327%, 2/06/2029	4,753,368
105,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	127,119
1,829,000	Seagate HDD Cayman, 4.091%, 6/01/2029, 144A	1,958,950
1,688,000	Seagate HDD Cayman, 4.875%, 6/01/2027	1,899,354

		169,320,236

	Transportation Services — 0.8%
10,630,000	Adani Ports & Special Economic Zone Ltd., 4.200%, 8/04/2027, 144A	11,407,942
810,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.750%, 7/15/2027, 144A	822,150
10,503,000	Fenix Marine Service Holdings Ltd., 8.000%, 1/15/2024(c)(g)	9,511,517
20,980,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.000%, 7/15/2025, 144A	23,791,635

		45,533,244

	Treasuries — 12.7%
222,225,000	U.S. Treasury Bond, 1.250%, 5/15/2050	201,599,742
224,690,000	U.S. Treasury Bond, 1.375%, 8/15/2050	210,436,228
290,985,000	U.S. Treasury Note, 0.125%, 11/30/2022	291,019,101
59,525,000	U.S. Treasury Note, 0.125%, 12/31/2022	59,531,976

		762,587,047

	Wireless — 1.2%
1,705,000	American Tower Corp., 1.875%, 10/15/2030	1,719,870
1,255,000	American Tower Corp., 2.100%, 6/15/2030	1,288,141
1,965,000	American Tower Corp., 2.950%, 1/15/2051	1,969,688
7,885,000	American Tower Corp., 3.100%, 6/15/2050	8,121,766
6,415,000	Crown Castle International Corp., 2.250%, 1/15/2031	6,654,527
6,735,000	Crown Castle International Corp., 3.250%, 1/15/2051	7,106,089
1,490,000	Crown Castle International Corp., 3.300%, 7/01/2030	1,667,726
4,388,000	IHS Netherlands Holdco BV, 8.000%, 9/18/2027, 144A	4,734,169
2,115,000	Millicom International Cellular S.A., 5.125%, 1/15/2028, 144A	2,248,034
4,695,000	Millicom International Cellular S.A., 6.250%, 3/25/2029, 144A	5,281,875
26,485,000	T-Mobile USA, Inc., 3.875%, 4/15/2030, 144A	30,674,927

		71,466,812

	Wirelines — 1.8%
18,163,000	AT&T, Inc., 3.650%, 9/15/2059, 144A	18,339,879
11,177,000	AT&T, Inc., 3.800%, 12/01/2057, 144A	11,679,259
1,240,000	CenturyLink, Inc., 5.625%, 4/01/2025	1,337,650
350,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	371,193
2,160,000	Cincinnati Bell, Inc., 8.000%, 10/15/2025, 144A	2,303,100
30,646,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	37,329,586
16,440,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	20,221,200

See accompanying notes to financial statements.

|  66

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — continued
$14,223,000	Verizon Communications, Inc., 4.329%, 9/21/2028	$17,100,597

		108,682,464

	Total Non-Convertible Bonds (Identified Cost $3,578,126,472)	3,678,782,593

Convertible Bonds — 4.2%
	Airlines — 0.2%
6,970,000	Southwest Airlines Co., 1.250%, 5/01/2025	10,123,925

	Cable Satellite — 2.5%
14,660,000	DISH Network Corp., 2.375%, 3/15/2024	13,662,091
143,750,000	DISH Network Corp., 3.375%, 8/15/2026	137,027,050

		150,689,141

	Consumer Cyclical Services — 0.1%
7,860,000	Uber Technologies, Inc., Zero Coupon, 12/15/2025, 144A	8,041,085

	Energy — 0.0%
30,642,000	Chesapeake Energy Corp., 5.500%, 9/15/2026(c)(g)(i)	1,378,890

	Healthcare — 0.1%
2,635,000	Teladoc Health, Inc., 1.250%, 6/01/2027, 144A	3,155,952

	Oil Field Services — 0.1%
10,170,195	Pioneer Energy Services Corp., 5.000% PIK or 5.000% Cash, 11/15/2025, 144A(b)(c)(d)(e)(k)(l)	6,330,947

	Pharmaceuticals — 0.2%
6,445,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	6,916,047
2,155,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027, 144A	2,251,975
1,545,000	Neurocrine Biosciences, Inc., 2.250%, 5/15/2024	2,131,750

		11,299,772

	REITs – Diversified — 0.2%
11,465,000	iStar, Inc., 3.125%, 9/15/2022	13,490,086

	Technology — 0.8%
10,415,000	Booking Holdings, Inc., 0.900%, 9/15/2021	12,071,275
1,380,000	Evolent Health, Inc., 3.500%, 12/01/2024, 144A	1,573,776
7,290,000	Nuance Communications, Inc., 1.250%, 4/01/2025	16,595,758
398,000	Nuance Communications, Inc., 1.500%, 11/01/2035	851,640
17,000,000	Western Digital Corp., 1.500%, 2/01/2024	16,897,080

		47,989,529

	Total Convertible Bonds (Identified Cost $274,728,949)	252,499,327

Municipals — 1.6%
	Illinois — 0.4%
21,645,000	State of Illinois, 5.100%, 6/01/2033	23,294,566

	Virginia — 1.2%
68,005,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	71,151,591

	Total Municipals (Identified Cost $86,430,751)	94,446,157

	Total Bonds and Notes (Identified Cost $3,939,286,172)	4,025,728,077

Senior Loans — 0.5%
	Chemicals — 0.1%
7,037,600	Aruba Investments, Inc., 2020 2nd Lien Term Loan, 3-month LIBOR + 7.750%, 8.500%, 11/24/2028(h)	7,037,600

	Construction Machinery — 0.2%
18,538,000	Onsite Rental Group Pty Ltd., Note, 6.100%, 10/26/2023(b)(c)(d)(e)	9,862,216

	Independent Energy — 0.2%
12,660,906	Ascent Resources – Utica, 2020 Fixed 2nd Lien Term Loan, 11/01/2025(m)	13,721,257

	Total Senior Loans (Identified Cost $35,539,273)	30,621,073

Shares
Common Stocks — 11.8%
	Aerospace & Defense — 0.0%
7,475	Lockheed Martin Corp.	2,653,476

	Air Freight & Logistics — 0.0%
15,186	United Parcel Service, Inc., Class B	2,557,322

	Beverages — 0.1%
49,551	Coca-Cola Co. (The)	2,717,377

	Capital Markets — 0.1%
3,804	BlackRock, Inc.	2,744,738
41,218	Morgan Stanley	2,824,670

		5,569,408

	Chemicals — 0.1%
664,252	Hexion Holdings Corp., Class B(f)	8,588,778

	Communications Equipment — 0.0%
58,584	Cisco Systems, Inc.	2,621,634

	Diversified Telecommunication Services — 3.8%
7,868,481	AT&T, Inc.	226,297,514

	Electric Utilities — 0.1%
29,485	Duke Energy Corp.	2,699,646
35,699	NextEra Energy, Inc.	2,754,178

		5,453,824

	Electronic Equipment, Instruments & Components — 1.6%
2,575,992	Corning, Inc.	92,735,712

	Food & Staples Retailing — 0.0%
18,218	Walmart, Inc.	2,626,125

	Health Care Equipment & Supplies — 0.0%
24,421	Abbott Laboratories	2,673,855

	Health Care Providers & Services — 0.1%
8,625	Anthem, Inc.	2,769,401
7,865	UnitedHealth Group, Inc.	2,758,098

		5,527,499

	Hotels, Restaurants & Leisure — 0.1%
25,758	Starbucks Corp.	2,755,591

	Household Products — 0.0%
19,142	Procter & Gamble Co. (The)	2,663,418

	Insurance — 0.1%
27,418	Progressive Corp. (The)	2,711,092

	IT Services — 0.1%
9,990	Accenture PLC, Class A	2,609,488
14,845	Automatic Data Processing, Inc.	2,615,689

		5,225,177

See accompanying notes to financial statements.

67  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)
	Machinery — 0.0%
9,825	Deere & Co.	$2,643,416

	Media — 0.2%
2,500,188	Clear Channel Outdoor Holdings, Inc.(f)	4,125,310
52,277	Comcast Corp., Class A	2,739,315
279,162	iHeartMedia, Inc., Class A(f)	3,623,523

		10,488,148

	Metals & Mining — 0.0%
43,945	Newmont Corp.	2,631,866

	Oil Field Services — 0.0%
60,638	Pioneer Energy Services Corp.(b)(c)(d)(e)(f)(k)	—

	Oil, Gas & Consumable Fuels — 0.5%
9,229	Battalion Oil Corp.(f)	76,601
30,525	Chevron Corp.	2,577,836
500,544	Lonestar Resources U.S., Inc.(b)(c)(d)(e)(f)(k)	3,473,775
225,503	Paragon Offshore Ltd., Litigation Units, Class B(e)(f)	1,465,770
156,902	Paragon Offshore Ltd., Litigation Units, Class A(b)(c)(d)(e)(f)	—
758,253	Whiting Petroleum Corp.(f)	18,956,325
125,866	Williams Cos., Inc. (The)	2,523,613

		29,073,920

	Pharmaceuticals — 4.6%
4,315,200	Bristol-Myers Squibb Co.	267,671,856
17,221	Johnson & Johnson	2,710,241
33,307	Merck & Co., Inc.	2,724,513

		273,106,610

	REITs – Diversified — 0.0%
12,010	American Tower Corp.	2,695,765

	Road & Rail — 0.1%
13,061	Union Pacific Corp.	2,719,561

	Software — 0.1%
23,768	iQor Holdings, Inc.(f)	263,825
12,147	Microsoft Corp.	2,701,736

		2,965,561

	Specialty Retail — 0.0%
9,831	Home Depot, Inc. (The)	2,611,310
10,161,347	Onsite Rental Group Pty Ltd.(b)(c)(d)(e)(f)	—

		2,611,310

	Technology Hardware, Storage & Peripherals — 0.1%
20,996	Apple, Inc.	2,785,959

	Total Common Stocks (Identified Cost $653,340,198)	705,099,918

Preferred Stocks — 0.8%
Convertible Preferred Stocks — 0.6%
	Banking — 0.3%
10,064	Bank of America Corp., Series L, 7.250%	15,282,989

	Communications — 0.0%
3,704	Cincinnati Bell, Inc., Series B, 6.750%	183,651

	Energy — 0.0%
172,972	Chesapeake Energy Corp., 4.500%(b)(c)(d)(f)	—
240,916	Chesapeake Energy Corp., 5.000%(b)(c)(d)(f)	—
32,522	Chesapeake Energy Corp., 5.750%, 144A(b)(c)(d)(f)	—
43,178	Chesapeake Energy Corp., 5.750%, 144A(b)(c)(d)(f)	—
6,017	Chesapeake Energy Corp., 5.750%(b)(c)(d)(f)	—
23,928	Chesapeake Energy Corp., 5.750%(b)(c)(d)(f)	—

		—

	Food & Beverage — 0.0%
16,481	Bunge Ltd., 4.875%	1,792,870

	Healthcare — 0.1%
57,041	Boston Scientific Corp., Series A, 5.500%	6,249,982

	Midstream — 0.2%
242,297	El Paso Energy Capital Trust I, 4.750%(c)(g)	12,541,293

	Total Convertible Preferred Stocks (Identified Cost $149,967,465)	36,050,785

Non-Convertible Preferred Stocks — 0.2%
	Finance Companies — 0.0%
10,425	iStar, Inc., Series G, 7.650%	262,216

	Home Construction — 0.0%
208,246	Hovnanian Enterprises, Inc., 7.625%(f)	1,699,287

	REITs – Office Property — 0.0%
1,596	Highwoods Properties, Inc., Series A, 8.625%	1,915,200

	REITs – Warehouse/Industrials — 0.2%
116,192	Prologis, Inc., Series Q, 8.540%	8,017,248

	Total Non-Convertible Preferred Stocks (Identified Cost $8,540,569)	11,893,951

	Total Preferred Stocks (Identified Cost $158,508,034)	47,944,736

Warrants — 0.2%
751,946	iHeartMedia, Inc., Expiration on 5/1/2039(b)(d)(f) (Identified Cost $18,045,316)	9,760,259

Closed-End Investment Companies — 0.0%
170,282	NexPoint Strategic Opportunities Fund (Identified Cost $10,230,310)	1,791,367

Principal Amount (‡)
Short-Term Investments — 18.3%
1,906,507,718	Central Bank of Iceland, 0.000%, (ISK)(h)(n)	14,920,236
187,845,906	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $187,845,906 on 1/04/2021 collateralized by $131,367,600 U.S. Treasury Inflation Indexed Note, 0.125% due 1/15/2023 valued at $153,933,049; $36,392,700 U.S. Treasury Note, 1.500% due 1/15/2023 valued at $37,669,778 including accrued interest (Note 2 of Notes to Financial Statements)	187,845,906
302,470,000	U.S. Treasury Bills, 0.070% - 0.071%, 3/11/2021(o)(p)	302,428,410
200,000,000	U.S. Treasury Bills, 0.081%, 1/21/2021(o)	199,995,750
100,000,000	U.S. Treasury Bills, 0.091% - 0.120%, 1/28/2021(o)(p)	99,996,167
292,125,000	U.S. Treasury Bills, 0.107% - 0.111%, 4/15/2021(o)(p)	292,057,385

	Total Short-Term Investments (Identified Cost $1,097,811,230)	1,097,243,854

	Total Investments — 98.8% (Identified Cost $5,912,760,533)	5,918,189,284
	Other assets less liabilities — 1.2%	70,975,507

	Net Assets — 100.0%	$5,989,164,791

See accompanying notes to financial statements.

|  68

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Income Fund – (continued)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2020 is disclosed.
(b)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(c)	Illiquid security. (Unaudited)
(d)	Fair valued by the Fund’s adviser. At December 31, 2020, the value of these securities amounted to $38,774,769 or 0.6% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Securities subject to restriction on resale. At December 31, 2020, the restricted securities held by the Fund are as follows:

	Acquisition Date	Cost		Value	% of Net Assets
GCA2014 Holdings Ltd., Series 2014-1, Class C	12/18/2014	$23,493,070		$7,909,888	0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class D	12/18/2014	10,635,332		1,437,684	Less than 0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class E	12/18/2014	32,732,982		—	—
Lonestar Resources U.S., Inc.	12/01/2020	3,473,775	*	3,473,775	0.1%
Onsite Rental Group Pty Ltd.	10/26/2017	—		—	—
Onsite Rental Group Pty Ltd., Note	10/01/2017	13,532,740		9,862,216	0.2%
Paragon Offshore Ltd., Litigation Units, Class B	7/18/2017	22,768,653		1,465,770	Less than 0.1%
Paragon Offshore Ltd., Litigation Units, Class A	7/18/2017	1,167,146		—	—
Pioneer Energy Services Corp., 5.000% PIK or 5.000% Cash	5/29/2020	9,434,195		6,330,947	0.1%
Pioneer Energy Services Corp.	5/29/2020	17,677,239	**	—	—

*	Represents basis assigned upon receipt in a taxable restructuring.

**	Represents basis carried over in a non-taxable restructuring.

(f)	Non-income producing security.
(g)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2020, the value of these securities amounted to $94,587,570 or 1.6% of net assets. See Note 2 of Notes to Financial Statements.
(h)	Variable rate security. Rate as of December 31, 2020 is disclosed.
(i)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(j)	Perpetual bond with no specified maturity date.
(k)	Affiliated issuer. See Note 6i for a summary of transactions in securities of affiliated issuers.

(l)	Payment-in-kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. For the period ended December 31, 2020, interest payments were made in additional principal.
(m)	Position is unsettled. Contract rate was not determined at December 31, 2020 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(n)	Security callable by issuer at any time. No specified maturity date.
(o)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(p)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the value of Rule 144A holdings amounted to $933,916,119 or 15.6% of net assets.
ABS	Asset-Backed Securities
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

ISK	Icelandic Krona

Industry Summary at December 31, 2020

Treasuries	12.7%
Finance Companies	6.4
Banking	5.4
Pharmaceuticals	4.8
Cable Satellite	4.5
Diversified Telecommunication Services	3.8
Technology	3.6
Aerospace & Defense	3.6
Automotive	3.1
Healthcare	3.0
Independent Energy	2.6
Other Investments, less than 2% each	27.0
Short-Term Investments	18.3
Closed-End Investment Companies	0.0 ***

Total Investments	98.8
Other assets less liabilities	1.2

Net Assets	100.0%

***	Less than 0.1%

See accompanying notes to financial statements.

69  |

Statements of Assets and Liabilities

December 31, 2020

	High Income Fund	Intermediate Municipal Bond Fund	International Growth Fund		Investment Grade Bond Fund
ASSETS
Investments at cost	$109,237,345	$36,758,672	$14,828,544		$5,499,309,752
Net unrealized appreciation	2,523,561	1,602,250	188,535		494,446,751

Investments at value	111,760,906	38,360,922	15,017,079		5,993,756,503
Cash	—	—	192,827		14,830,352
Foreign currency at value (identified cost $0, $0, $1,570 and $0, respectively)	—	—	1,574		—
Receivable for Fund shares sold	316,700	135,534	500		21,395,747
Receivable from investment adviser (Note 6)	—	7,460	29,991		—
Receivable for securities sold	19,582	—	—		104,000
Dividends and interest receivable	1,428,354	338,890	13,473		35,215,993
Tax reclaims receivable	—	—	312		—
Prepaid expenses (Note 9)	9	—	—		344

TOTAL ASSETS	113,525,551	38,842,806	15,255,756		6,065,302,939

LIABILITIES
Payable for securities purchased	217,949	1,506,827	—		30,216,735
Payable for Fund shares redeemed	265,256	2,418	—		6,845,243
Distributions payable	—	12,074	—		—
Management fees payable (Note 6)	31,482	—	—		1,839,588
Deferred Trustees’ fees (Note 6)	209,387	68,214	45		1,128,346
Administrative fees payable (Note 6)	4,019	1,256	284		204,122
Payable to distributor (Note 6d)	645	95	—		40,327
Audit and tax services fees payable	53,437	47,385	33,774		63,389
Other accounts payable and accrued expenses	25,349	13,074	1,821		203,145

TOTAL LIABILITIES	807,524	1,651,343	35,924		40,540,895

NET ASSETS	$112,718,027	$37,191,463	$15,219,832		$6,024,762,044

NET ASSETS CONSIST OF:
Paid-in capital	$121,158,018	$35,982,121	$15,026,195		$5,530,405,616
Accumulated earnings (loss)	(8,439,991)	1,209,342	193,637		494,356,428

NET ASSETS	$112,718,027	$37,191,463	$15,219,832		$6,024,762,044

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$41,547,054	$8,941,414	$1,014		$872,976,203

Shares of beneficial interest	9,546,291	847,603	100		74,926,282

Net asset value and redemption price per share	$4.35	$10.55	$10.13	*	$11.65

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$4.54	$10.88	$10.75		$12.17

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$2,932,542	$1,049,719	$1,013		$132,606,024

Shares of beneficial interest	670,989	99,475	100		11,522,133

Net asset value and offering price per share	$4.37	$10.55	$10.13		$11.51

Class N shares:
Net assets	$14,782,679	$—	$15,206,010		$1,188,772,411

Shares of beneficial interest	3,394,087	—	1,501,224		102,021,062

Net asset value, offering and redemption price per share	$4.36	$—	$10.13		$11.65

Class Y shares:
Net assets	$53,455,752	$27,200,330	$11,795		$3,704,947,861

Shares of beneficial interest	12,305,187	2,574,753	1,164		317,756,637

Net asset value, offering and redemption price per share	$4.34	$10.56	$10.13		$11.66

Admin Class shares:
Net assets	$—	$—	$—		$125,459,545

Shares of beneficial interest	—	—	—		10,799,218

Net asset value, offering and redemption price per share	$—	$—	$—		$11.62

*	Net asset value calculations have been determined utilizing fractional share and penny amounts.

See accompanying notes to financial statements.

|  70

Statements of Assets and Liabilities (continued)

December 31, 2020

Strategic Alpha Fund
ASSETS
Investments at cost	$1,255,898,939
Net unrealized appreciation	21,734,156

Investments at value	1,277,633,095
Cash	2,620,307
Due from brokers (Note 2)	22,999,979
Foreign currency at value (identified cost $1,692,995)	1,759,150
Receivable for Fund shares sold	5,915,676
Receivable for securities sold	1,793,317
Dividends and interest receivable	8,505,171
Unrealized appreciation on forward foreign currency contracts (Note 2)	197,122
Receivable for variation margin on futures contracts (Note 2)	85,181
Receivable for variation margin on centrally cleared swap agreements (Note 2)	108,466
Unamortized upfront premiums paid on bilateral swap agreements (Note 2)	320,410
Prepaid expenses (Note 9)	75

TOTAL ASSETS	1,321,937,949

LIABILITIES
Options written, at value (premiums received $168,133) (Note 2)	159,801
Payable for securities purchased	1,659,759
Unrealized depreciation on bilateral swap agreements (Note 2)	526,239
Payable for Fund shares redeemed	263,135
Unrealized depreciation on forward foreign currency contracts (Note 2)	3,258,689
Management fees payable (Note 6)	651,664
Deferred Trustees’ fees (Note 6)	209,496
Administrative fees payable (Note 6)	46,922
Payable to distributor (Note 6d)	4,862
Audit and tax services fees payable	76,866
Other accounts payable and accrued expenses	64,167

TOTAL LIABILITIES	6,921,600

NET ASSETS	$1,315,016,349

NET ASSETS CONSIST OF:
Paid-in capital	$1,340,332,829
Accumulated loss	(25,316,480)

NET ASSETS	$1,315,016,349

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$36,066,854

Shares of beneficial interest	3,456,494

Net asset value and redemption price per share	$10.43

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.89

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$8,961,911

Shares of beneficial interest	861,373

Net asset value and offering price per share	$10.40

Class N shares:
Net assets	$527,494,097

Shares of beneficial interest	50,669,098

Net asset value, offering and redemption price per share	$10.41

Class Y shares:
Net assets	$742,493,487

Shares of beneficial interest	71,356,694

Net asset value, offering and redemption price per share	$10.41

See accompanying notes to financial statements.

71  |

Statements of Assets and Liabilities (continued)

December 31, 2020

Strategic Income Fund
ASSETS
Unaffiliated investments at cost	$5,882,107,417
Affiliated investments at cost	30,653,116
Net unrealized appreciation on unaffiliated investments	26,277,144
Net unrealized depreciation on affiliated investments	(20,848,393)

Investments at value	5,918,189,284
Cash	1,744,847
Receivable for Fund shares sold	6,328,728
Receivable for securities sold	35,706,023
Dividends and interest receivable	48,065,652
Tax reclaims receivable	247
Prepaid expenses (Note 9)	18,222

TOTAL ASSETS	6,010,053,003

LIABILITIES
Payable for securities purchased	4,577,589
Payable for Fund shares redeemed	10,467,446
Management fees payable (Note 6)	2,902,459
Deferred Trustees’ fees (Note 6)	1,920,758
Administrative fees payable (Note 6)	220,867
Payable to distributor (Note 6d)	54,289
Audit and tax services fees payable	49,247
Other accounts payable and accrued expenses	695,557

TOTAL LIABILITIES	20,888,212

NET ASSETS	$5,989,164,791

NET ASSETS CONSIST OF:
Paid-in capital	$6,204,471,225
Accumulated loss	(215,306,434)

NET ASSETS	$5,989,164,791

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$1,682,561,893

Shares of beneficial interest	119,965,406

Net asset value and redemption price per share	$14.03

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$14.65

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$259,780,136

Shares of beneficial interest	18,323,287

Net asset value and offering price per share	$14.18

Class N shares:
Net assets	$247,696,592

Shares of beneficial interest	17,680,941

Net asset value, offering and redemption price per share	$14.01

Class Y shares:
Net assets	$3,693,954,001

Shares of beneficial interest	263,723,388

Net asset value, offering and redemption price per share	$14.01

Admin Class shares:
Net assets	$105,172,169

Shares of beneficial interest	7,526,348

Net asset value, offering and redemption price per share	$13.97

See accompanying notes to financial statements.

|  72

Statements of Operations

For the Year Ended December 31, 2020

	High Income Fund	Intermediate Municipal Bond Fund	International Growth Fund(a)	Investment Grade Bond Fund
INVESTMENT INCOME
Interest	$6,457,564	$547,211	$—	$194,944,479
Dividends	263,269	5,591	18,033	1,659,402
Less net foreign taxes withheld	—	—	(2,678)	—

	6,720,833	552,802	15,355	196,603,881

Expenses
Management fees (Note 6)	669,082	92,759	4,945	22,550,836
Service and distribution fees (Note 6)	82,881	33,912	1	4,251,630
Administrative fees (Note 6)	49,521	10,156	284	2,463,304
Trustees’ fees and expenses (Note 6)	46,813	24,996	180	362,630
Transfer agent fees and expenses (Notes 6 and 8)	102,304	11,410	36	3,481,271
Audit and tax services fees	52,641	52,788	33,774	63,588
Custodian fees and expenses (Note 7)	16,661	5,287	954	168,320
Legal fees (Note 9)	3,172	781	30	143,878
Registration fees	78,199	44,138	100	202,137
Shareholder reporting expenses	26,529	3,391	549	264,616
Miscellaneous expenses (Notes 7 and 9)	30,583	25,403	1,905	189,220

Total expenses	1,158,386	305,021	42,758	34,141,430
Less waiver and/or expense reimbursement (Notes 6 and 7)	(244,500)	(166,707)	(36,823)	(2,021,089)

Net expenses	913,886	138,314	5,935	32,120,341

Net investment income	5,806,947	414,488	9,420	164,483,540

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAP AGREEMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(4,673,658)	184,411	1,756	266,643,665
Swap agreements	—	—	—	8,539,507
Foreign currency transactions (Note 2c)	—	—	6,367	120,794
Net change in unrealized appreciation (depreciation) on:
Investments	2,338,998	430,359	188,535	176,877,938
Foreign currency translations (Note 2c)	—	—	4	(514)

Net realized and unrealized gain (loss) on investments, swap agreements and foreign currency transactions	(2,334,660)	614,770	196,662	452,181,390

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,472,287	$1,029,258	$206,082	$616,664,930

(a)	From commencement of operations on December 15, 2020 through December 31, 2020.

See accompanying notes to financial statements.

73  |

Statements of Operations (continued)

For the Year Ended December 31, 2020

Strategic Alpha Fund
INVESTMENT INCOME
Dividends	$2,304,150
Interest	42,573,101
Less net foreign taxes withheld	(227)

44,877,024

Expenses
Management fees (Note 6)	7,083,082
Service and distribution fees (Note 6)	213,573
Administrative fees (Note 6)	521,998
Trustees’ fees and expenses (Note 6)	83,812
Transfer agent fees and expenses (Notes 6 and 8)	417,755
Audit and tax services fees	84,034
Custodian fees and expenses (Note 7)	68,201
Legal fees (Note 9)	28,767
Registration fees	76,959
Shareholder reporting expenses	36,452
Miscellaneous expenses (Notes 7 and 9)	84,998

Total expenses	8,699,631

Net investment income	36,177,393

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SWAP AGREEMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(14,523,238)
Futures contracts	7,117,555
Options written	(50,234)
Swap agreements	8,284,641
Forward foreign currency contracts (Note 2d)	(1,382,516)
Foreign currency transactions (Note 2c)	(511,098)
Net change in unrealized appreciation (depreciation) on:
Investments	70,567,697
Futures contracts	(19,222)
Options written	1,016
Swap agreements	2,422,592
Forward foreign currency contracts (Note 2d)	(1,956,477)
Foreign currency translations (Note 2c)	342,563

Net realized and unrealized gain on investments, futures contracts, options written, swap agreements, forward foreign currency contracts and foreign currency transactions	70,293,279

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$106,470,672

See accompanying notes to financial statements.

|  74

Statements of Operations (continued)

For the Period Ended December 31, 2020

	Strategic Income Fund
	Period Ended December 31, 2020(a)	Year Ended September 30, 2020
INVESTMENT INCOME
Dividends	$9,894,395	$34,983,468
Interest from unaffiliated investments	46,785,252	251,044,579
Interest from affiliated investments (Note 6)	154,917	441,094
Less net foreign taxes withheld	(9,115)	(430,452)

	56,825,449	286,038,689

Expenses
Management fees (Note 6)	8,602,302	36,847,870
Service and distribution fees (Note 6)	1,867,823	9,532,359
Administrative fees (Note 6)	656,953	2,869,683
Trustees’ fees and expenses (Note 6)	146,927	463,045
Transfer agent fees and expenses (Notes 6 and 8)	1,163,199	5,217,792
Audit and tax services fees	46,201	63,555
Custodian fees and expenses (Note 7)	75,366	324,017
Legal fees (Note 9)	17,882	159,823
Registration fees	52,790	176,399
Shareholder reporting expenses	96,403	300,076
Miscellaneous expenses (Notes 7 and 9)	53,126	212,464

Total expenses	12,778,972	56,167,083

Net investment income	44,046,477	229,871,606

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Unaffiliated investments	(327,676,709)	(85,265,323)
Affiliated investments (Note 6)	—	(13,528,848)
Foreign currency transactions (Note 2c)	437,744	(1,837,713)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	595,993,246	(188,843,675)
Affiliated investments (Note 6)	(31,212)	(11,115,666)
Foreign currency translations (Note 2c)	(87,631)	498,421

Net realized and unrealized gain (loss) on investments and foreign currency transactions	268,635,438	(300,092,804)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$312,681,915	$(70,221,198)

(a)	For the three month period ended December 31, 2020. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

75  |

Statements of Changes in Net Assets

	High Income Fund		Intermediate Municipal Bond Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$5,806,947	$7,362,208	$414,488	$488,192
Net realized gain (loss) on investments	(4,673,658)	(430,482)	184,411	156,434
Net change in unrealized appreciation (depreciation) on investments	2,338,998	9,756,973	430,359	682,883

Net increase in net assets resulting from operations	3,472,287	16,688,699	1,029,258	1,327,509

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,244,423)	(1,135,803)	(151,821)	(157,363)
Class C	(131,410)	(194,240)	(13,774)	(23,074)
Class N	(739,980)	(609,528)	—	—
Class Y	(4,149,317)	(5,638,962)	(249,452)	(307,772)

Total distributions	(6,265,130)	(7,578,533)	(415,047)	(488,209)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(31,816,114)	1,738,584	17,552,248	(4,018,800)

Net increase (decrease) in net assets	(34,608,957)	10,848,750	18,166,459	(3,179,500)
NET ASSETS
Beginning of the year	147,326,984	136,478,234	19,025,004	22,204,504

End of the year	$112,718,027	$147,326,984	$37,191,463	$19,025,004

See accompanying notes to financial statements.

|  76

Statements of Changes in Net Assets (continued)

	International Growth Fund	Investment Grade Bond Fund
	Period Ended December 31, 2020(a)	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$9,420	$164,483,540	$180,954,803
Net realized gain on investments, swap agreements and foreign currency transactions	8,123	275,303,966	74,860,931
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	188,539	176,877,424	216,386,447

Net increase in net assets resulting from operations	206,082	616,664,930	472,202,181

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1)	(66,337,702)	(25,364,474)
Class C	— (b)	(10,552,630)	(6,942,862)
Class N	(12,450)	(96,560,712)	(47,788,079)
Class Y	(9)	(284,270,221)	(111,238,434)
Admin Class	—	(8,996,534)	(3,581,152)

Total distributions	(12,460)	(466,717,799)	(194,915,001)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	15,026,210	300,818,816	(31,559,822)

Net increase in net assets	15,219,832	450,765,947	245,727,358
NET ASSETS
Beginning of the year	—	5,573,996,097	5,328,268,739

End of the year	$15,219,832	$6,024,762,044	$5,573,996,097

(a)	From commencement of operations on December 15, 2020 through December 31, 2020.
(b)	Amount rounds to less than $1.00.

See accompanying notes to financial statements.

77  |

Statements of Changes in Net Assets (continued)

	Strategic Alpha Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$36,177,393	$49,850,113
Net realized loss on investments, futures contracts, options written, swap agreements, forward foreign currency contracts and foreign currency transactions	(1,064,890)	(8,071,488)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written, swap agreements, forward foreign currency contracts and foreign currency translations	71,358,169	15,971,337

Net increase in net assets resulting from operations	106,470,672	57,749,962

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(708,457)	(1,581,199)
Class C	(158,470)	(411,487)
Class N	(11,490,422)	(8,768,965)
Class Y	(15,871,781)	(34,262,581)

Total distributions	(28,229,130)	(45,024,232)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(63,947,948)	(216,962,192)

Net increase (decrease) in net assets	14,293,594	(204,236,462)
NET ASSETS
Beginning of the year	1,300,722,755	1,504,959,217

End of the year	$1,315,016,349	$1,300,722,755

See accompanying notes to financial statements.

|  78

Statements of Changes in Net Assets (continued)

	Strategic Income Fund
	Period Ended December 31, 2020(a)	Year Ended September 30, 2020	Year Ended September 30, 2019
FROM OPERATIONS:
Net investment income	$44,046,477	$229,871,606	$312,461,598
Net realized loss on investments and foreign currency transactions	(327,238,965)	(100,631,884)	(25,505,488)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	595,874,403	(199,460,920)	(96,424,261)

Net increase (decrease) in net assets resulting from operations	312,681,915	(70,221,198)	190,531,849

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(33,250,024)	(60,755,051)	(71,533,316)
Class C	(4,600,466)	(12,091,933)	(27,624,605)
Class N	(4,334,379)	(7,404,708)	(8,091,999)
Class Y	(75,910,796)	(150,040,710)	(189,621,495)
Admin Class	(1,932,234)	(3,669,167)	(4,619,879)

Total distributions	(120,027,899)	(233,961,569)	(301,491,294)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(255,047,276)	(797,576,770)	(1,303,567,589)

Net decrease in net assets	(62,393,260)	(1,101,759,537)	(1,414,527,034)
NET ASSETS
Beginning of the year	6,051,558,051	7,153,317,588	8,567,844,622

End of the year	$5,989,164,791	$6,051,558,051	$7,153,317,588

(a)	For the three month period ended December 31, 2020. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

79  |

Financial Highlights

For a share outstanding throughout each period.

	High Income Fund—Class A
	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of the period	$4.25		$3.99		$4.25		$4.37	$4.23		$3.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20		0.20		0.05		0.20	0.22		0.20
Net realized and unrealized gain (loss)	0.12	(b)	0.27		(0.24)		(0.14)	0.12		0.21

Total from Investment Operations	0.32		0.47		(0.19)		0.06	0.34		0.41

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)		(0.21)		(0.06)		(0.18)	(0.20)		(0.16)
Net realized capital gains	—		—		(0.01)		—	—		(0.01)

Total Distributions	(0.22)		(0.21)		(0.07)		(0.18)	(0.20)		(0.17)

Net asset value, end of the period	$4.35		$4.25		$3.99		$4.25	$4.37		$4.23

Total return(c)(d)	8.16%		11.94%		(4.54	)%(e)	1.41%	8.17%		10.66%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$41,547		$23,199		$23,125		$26,175	$34,039		$34,820
Net expenses(f)	1.00%		1.03	%(g)	1.05	%(h)	1.05%	1.09	%(i)	1.10%
Gross expenses	1.22%		1.18%		1.27	%(h)	1.16%	1.15%		1.14%
Net investment income	4.91%		4.84%		5.13	%(h)	4.73%	5.03%		5.16%
Portfolio turnover rate	99	%(j)	48%		17%		55%	46%		38%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2019, the expense limit decreased from 1.05% to 1.00%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Effective July 1, 2017, the expense limit decreased to 1.05%.
(j)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.

See accompanying notes to financial statements.

|  80

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class C
	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of the period	$4.27		$4.00		$4.27		$4.38	$4.24		$4.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17		0.17		0.05		0.17	0.18		0.18
Net realized and unrealized gain (loss)	0.12	(b)	0.28		(0.26)		(0.13)	0.12		0.20

Total from Investment Operations	0.29		0.45		(0.21)		0.04	0.30		0.38

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)		(0.18)		(0.05)		(0.15)	(0.16)		(0.13)
Net realized capital gains	—		—		(0.01)		—	—		(0.01)

Total Distributions	(0.19)		(0.18)		(0.06)		(0.15)	(0.16)		(0.14)

Net asset value, end of the period	$4.37		$4.27		$4.00		$4.27	$4.38		$4.24

Total return(c)(d)	7.30%		11.32%		(4.95	)%(e)	0.86%	7.33%		9.81%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,933		$3,836		$5,351		$6,248	$11,227		$12,288
Net expenses(f)	1.75%		1.78	%(g)	1.80	%(h)	1.80%	1.84	%(i)	1.85%
Gross expenses	1.97%		1.93%		2.02	%(h)	1.91%	1.90%		1.89%
Net investment income	4.24%		4.11%		4.38	%(h)	3.99%	4.29%		4.43%
Portfolio turnover rate	99	%(j)	48%		17%		55%	46%		38%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2019, the expense limit decreased from 1.80% to 1.75%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Effective July 1, 2017, the expense limit decreased to 1.80%.
(j)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.

See accompanying notes to financial statements.

81  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class N
	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018	Period Ended September 30, 2017**
Net asset value, beginning of the period	$4.25		$3.99		$4.25		$4.36	$4.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21		0.22		0.06		0.20	0.19
Net realized and unrealized gain (loss)	0.14	(b)	0.26		(0.25)		(0.12)	0.18

Total from Investment Operations	0.35		0.48		(0.19)		0.08	0.37

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)		(0.22)		(0.06)		(0.19)	(0.17)
Net realized capital gains	—		—		(0.01)		—	—

Total Distributions	(0.24)		(0.22)		(0.07)		(0.19)	(0.17)

Net asset value, end of the period	$4.36		$4.25		$3.99		$4.25	$4.36

Total return(c)	8.73	%(d)	12.28%		(4.47	)%(e)	1.96%	8.99	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$14,783		$11,977		$10,417		$10,338	$1
Net expenses(f)	0.70%		0.72	%(g)	0.75	%(h)	0.75%	0.75	%(h)(i)
Gross expenses	0.88%		0.82%		0.89	%(h)	0.79%	31.73	%(h)
Net investment income	5.28%		5.13%		5.45	%(h)	4.65%	5.19	%(h)
Portfolio turnover rate	99	%(j)	48%		17%		55%	46	%(k)

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
**	From commencement of Class operations on November 30, 2016 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain(loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)

Generally accepted accounting principles require certain adjustments to be made to the net assets of the Fund for financial reporting purposes only, and as such, the total returns based on the adjusted net asset values per share may differ from the total returns reported in the average annual total return table.

(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2019, the expense limit decreased from 0.75% to 0.70%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Effective July 1, 2017, the expense limit decreased to 0.75%.
(j)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.
(k)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

|  82

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class Y
	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of the period	$4.25		$3.98		$4.24		$4.36	$4.22		$3.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22		0.21		0.06		0.21	0.23		0.21
Net realized and unrealized gain (loss)	0.10	(b)	0.28		(0.25)		(0.14)	0.12		0.21

Total from Investment Operations	0.32		0.49		(0.19)		0.07	0.35		0.42

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)		(0.22)		(0.06)		(0.19)	(0.21)		(0.17)
Net realized capital gains	—		—		(0.01)		—	—		(0.01)

Total Distributions	(0.23)		(0.22)		(0.07)		(0.19)	(0.21)		(0.18)

Net asset value, end of the period	$4.34		$4.25		$3.98		$4.24	$4.36		$4.22

Total return(c)	8.19%		12.52%		(4.49	)%(d)	1.68%	8.47%		10.98%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$53,456		$108,315		$97,585		$127,699	$133,940		$129,169
Net expenses(e)	0.75%		0.77	%(f)	0.80	%(g)	0.80%	0.84	%(h)	0.85%
Gross expenses	0.98%		0.93%		1.02	%(g)	0.91%	0.90%		0.89%
Net investment income	5.32%		5.07%		5.39	%(g)	4.98%	5.28%		5.43%
Portfolio turnover rate	99	%(i)	48%		17%		55%	46%		38%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2019, the expense limit decreased from 0.80% to 0.75%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Effective July 1, 2017, the expense limit decreased to 0.80%.
(i)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.

See accompanying notes to financial statements.

83  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Municipal Bond Fund—Class A
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$10.38	$9.97	$10.17	$9.89	$10.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19	0.24	0.22	0.19	0.12
Net realized and unrealized gain (loss)	0.17	0.41	(0.19)	0.28	(0.20)

Total from Investment Operations	0.36	0.65	0.03	0.47	(0.08)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.24)	(0.23)	(0.19)	(0.12)

Net asset value, end of the period	$10.55	$10.38	$9.97	$10.17	$9.89

Total return(b)(c)	3.48%	6.54%	0.33%	4.77%	(0.79)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$8,941	$7,567	$6,019	$6,004	$5,474
Net expenses(d)	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expenses	1.42%	1.84%	1.30%	1.10%	0.88%
Net investment income	1.78%	2.31%	2.24%	1.87%	1.19%
Portfolio turnover rate	41%	11%	65%	34%	48%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  84

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Municipal Bond Fund—Class C
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$10.38	$9.98	$10.18	$9.90	$10.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	0.16	0.15	0.11	0.04
Net realized and unrealized gain (loss)	0.17	0.40	(0.19)	0.28	(0.18)

Total from Investment Operations	0.28	0.56	(0.04)	0.39	(0.14)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.16)	(0.16)	(0.11)	(0.05)

Net asset value, end of the period	$10.55	$10.38	$9.98	$10.18	$9.90

Total return(b)(c)	2.71%	5.64%	(0.42)%	3.98%	(1.44)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,050	$1,420	$1,675	$2,395	$4,015
Net expenses(d)	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses	2.18%	2.60%	2.05%	1.83%	1.63%
Net investment income	1.08%	1.57%	1.49%	1.10%	0.44%
Portfolio turnover rate	41%	11%	65%	34%	48%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

85  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Municipal Bond Fund—Class Y
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$10.40	$9.99	$10.19	$9.90	$10.10

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19	0.26	0.25	0.21	0.15
Net realized and unrealized gain (loss)	0.18	0.41	(0.20)	0.29	(0.20)

Total from Investment Operations	0.37	0.67	0.05	0.50	(0.05)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.26)	(0.25)	(0.21)	(0.15)

Net asset value, end of the period	$10.56	$10.40	$9.99	$10.19	$9.90

Total return(b)	3.63%	6.80%	0.58%	5.13%	(0.55)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$27,200	$10,039	$14,510	$28,960	$49,179
Net expenses(c)	0.45%	0.45%	0.45%	0.45%	0.45%
Gross expenses	1.16%	1.60%	1.04%	0.83%	0.63%
Net investment income	1.86%	2.57%	2.47%	2.09%	1.44%
Portfolio turnover rate	41%	11%	65%	34%	48%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  86

Financial Highlights (continued)

For a share outstanding throughout each period.

International Growth Fund—Class A
Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01
Net realized and unrealized gain (loss)	0.13

Total from Investment Operations	0.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)

Net asset value, end of the period	$10.13

Total return(b)(c)(d)	1.37%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(e)(f)	1.20%
Gross expenses(f)	13.05%
Net investment income(f)	1.28%
Portfolio turnover rate	1%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

87  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	International Growth Fund—Class C
	Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.00	(b)
Net realized and unrealized gain (loss)	0.13

Total from Investment Operations	0.13

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)

Net asset value, end of the period	$10.13

Total return(c)(d)(e)	1.33%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(f)(g)	1.95%
Gross expenses(g)	13.78%
Net investment(g)	0.55%
Portfolio turnover rate	1%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  88

Financial Highlights (continued)

For a share outstanding throughout each period.

International Growth Fund—Class N
Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01
Net realized and unrealized gain (loss)	0.13

Total from Investment Operations	0.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)

Net asset value, end of the period	$10.13

Total return(b)(c)	1.38%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$15,206
Net expenses(d)(e)	0.90%
Gross expenses(e)	6.48%
Net investment income(e)	1.43%
Portfolio turnover rate	1%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

89  |

Financial Highlights (continued)

For a share outstanding throughout each period.

International Growth Fund—Class Y
Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01
Net realized and unrealized gain (loss)	0.13

Total from Investment Operations	0.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)

Net asset value, end of the period	$10.13

Total return(b)(c)	1.38%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$12
Net expenses(d)(e)	0.95%
Gross expenses(e)	12.58%
Net investment income(e)	1.63%
Portfolio turnover rate	1%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  90

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class A
	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of the period	$11.33		$10.77		$10.98		$11.30		$11.59		$11.10

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32		0.35		0.08		0.30		0.36		0.39
Net realized and unrealized gain (loss)	0.94		0.58		(0.16)		(0.28)		0.05		0.48

Total from Investment Operations	1.26		0.93		(0.08)		0.02		0.41		0.87

LESS DISTRIBUTIONS FROM:
Net investment income	(0.32)		(0.36)		(0.08)		(0.21)		(0.26)		(0.23)
Net realized capital gains	(0.62)		(0.01)		(0.05)		(0.13)		(0.44)		(0.15)

Total Distributions	(0.94)		(0.37)		(0.13)		(0.34)		(0.70)		(0.38)

Net asset value, end of the period	$11.65		$11.33		$10.77		$10.98		$11.30		$11.59

Total return(b)	11.41	%(c)	8.78	%(c)	(0.66	)%(c)(d)	0.19	%(c)	3.88%		8.06%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$872,976		$772,485		$721,110		$777,391		$902,955		$1,130,260
Net expenses	0.76	%(e)(f)	0.77	%(e)(g)	0.78	%(e)(h)	0.80	%(e)(i)	0.82	%(j)	0.85%
Gross expenses	0.80%		0.81%		0.82	%(h)	0.82%		0.82%		0.85%
Net investment income	2.73%		3.10%		3.09	%(h)	2.73%		3.23%		3.49%
Portfolio turnover rate	70	%(l)	44	%(k)	39	%(k)	3%		10%		11%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2020, the expense limit decreased from 0.76% to 0.75%. See Note 6 of Notes to Financial Statements.
(g)	Effective July 1, 2019, the expense limit decreased from 0.78% to 0.76%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Effective July 1, 2018, the expense limit decreased to 0.78%.
(j)	Effective July 1, 2017, the expense limit decreased to 0.80%.
(k)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

(l)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.

See accompanying notes to financial statements.

91  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class C
	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of the period	$11.20		$10.65		$10.86		$11.19		$11.48		$11.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.23		0.26		0.06		0.22		0.27		0.30
Net realized and unrealized gain (loss)	0.93		0.58		(0.16)		(0.28)		0.06		0.47

Total from Investment Operations	1.16		0.84		(0.10)		(0.06)		0.33		0.77

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)		(0.28)		(0.06)		(0.14)		(0.18)		(0.14)
Net realized capital gains	(0.62)		(0.01)		(0.05)		(0.13)		(0.44)		(0.15)

Total Distributions	(0.85)		(0.29)		(0.11)		(0.27)		(0.62)		(0.29)

Net asset value, end of the period	$11.51		$11.20		$10.65		$10.86		$11.19		$11.48

Total return(b)	10.61	%(c)	7.94	%(c)	(0.86	)%(c)(d)	(0.53	)%(c)	3.12%		7.18%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$132,606		$204,395		$366,068		$412,788		$689,798		$1,001,522
Net expenses	1.51	%(e)(f)	1.52	%(e)(g)	1.53	%(e)(h)	1.55	%(e)(i)	1.57	%(j)	1.60%
Gross expenses	1.55%		1.56%		1.57	%(h)	1.57%		1.57%		1.60%
Net investment income	2.01%		2.35%		2.34	%(h)	1.96%		2.49%		2.74%
Portfolio turnover rate	70	%(l)	44	%(k)	39	%(k)	3%		10%		11%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2020, the expense limit decreased from 1.51% to 1.50%. See Note 6 of Notes to Financial Statements.
(g)	Effective July 1, 2019, the expense limit decreased from 1.53% to 1.51%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Effective July 1, 2018, the expense limit decreased to 1.53%.
(j)	Effective July 1, 2017, the expense limit decreased to 1.55%.
(k)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

(l)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.

See accompanying notes to financial statements.

|  92

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class N
	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of the period	$11.33		$10.78		$10.98		$11.30		$11.58		$11.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.35		0.38		0.09		0.34		0.39		0.43
Net realized and unrealized gain (loss)	0.94		0.58		(0.15)		(0.28)		0.07		0.47

Total from Investment Operations	1.29		0.96		(0.06)		0.06		0.46		0.90

LESS DISTRIBUTIONS FROM:
Net investment income	(0.35)		(0.40)		(0.09)		(0.25)		(0.30)		(0.28)
Net realized capital gains	(0.62)		(0.01)		(0.05)		(0.13)		(0.44)		(0.15)

Total Distributions	(0.97)		(0.41)		(0.14)		(0.38)		(0.74)		(0.43)

Net asset value, end of the period	$11.65		$11.33		$10.78		$10.98		$11.30		$11.58

Total return	11.74	%(b)	9.11%		(0.58	)%(c)	0.50%		4.34%		8.31%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,188,772		$1,367,172		$1,216,690		$1,251,189		$1,203,169		$47,343
Net expenses	0.46	%(d)(e)	0.47	%(f)	0.48	%(g)	0.47	%(h)	0.48	%(i)	0.47%
Gross expenses	0.47%		0.47%		0.48	%(g)	0.47%		0.48%		0.47%
Net investment income	3.04%		3.40%		3.40	%(g)	3.05%		3.51%		3.88%
Portfolio turnover rate	70	%(k)	44	%(j)	39	%(j)	3%		10%		11%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2020, the expense limit decreased from 0.46% to 0.45%. See Note 6 of Notes to Financial Statements.
(f)	Effective July 1, 2019, the expense limit decreased from 0.48% to 0.46%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Effective July 1, 2018, the expense limit decreased to 0.48%.
(i)	Effective July 1, 2017, the expense limit decreased to 0.50%.
(j)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

(k)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.

See accompanying notes to financial statements.

93  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class Y
	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of the period	$11.34		$10.78		$10.99		$11.31		$11.59		$11.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.35		0.37		0.09		0.33		0.39		0.42
Net realized and unrealized gain (loss)	0.94		0.59		(0.16)		(0.28)		0.06		0.47

Total from Investment Operations	1.29		0.96		(0.07)		0.05		0.45		0.89

LESS DISTRIBUTIONS FROM:
Net investment income	(0.35)		(0.39)		(0.09)		(0.24)		(0.29)		(0.26)
Net realized capital gains	(0.62)		(0.01)		(0.05)		(0.13)		(0.44)		(0.15)

Total Distributions	(0.97)		(0.40)		(0.14)		(0.37)		(0.73)		(0.41)

Net asset value, end of the period	$11.66		$11.34		$10.78		$10.99		$11.31		$11.59

Total return	11.68	%(b)	9.04	%(b)	(0.59	)%(b)(c)	0.43	%(b)	4.24%		8.25%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,704,948		$3,118,505		$2,912,537		$3,001,906		$3,453,137		$4,571,167
Net expenses	0.51	%(d)(e)	0.52	%(d)(f)	0.53	%(d)(g)	0.55	%(d)(h)	0.57	%(i)	0.60%
Gross expenses	0.55%		0.56%		0.57	%(g)	0.57%		0.57%		0.60%
Net investment income	2.98%		3.35%		3.35	%(g)	2.98%		3.48%		3.74%
Portfolio turnover rate	70	%(k)	44	%(j)	39	%(j)	3%		10%		11%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2020, the expense limit decreased from 0.51% to 0.50%. See Note 6 of Notes to Financial Statements.
(f)	Effective July 1, 2019, the expense limit decreased from 0.53% to 0.51%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Effective July 1, 2018, the expense limit decreased to 0.53%.
(i)	Effective July 1, 2017, the expense limit decreased to 0.55%.
(j)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

(k)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.

See accompanying notes to financial statements.

|  94

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Admin Class
	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of the period	$11.30		$10.75		$10.95		$11.28		$11.56		$11.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.29		0.32		0.08		0.28		0.34		0.37
Net realized and unrealized gain (loss)	0.94		0.58		(0.15)		(0.28)		0.06		0.47

Total from Investment Operations	1.23		0.90		(0.07)		0.00	(b)	0.40		0.84

LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)		(0.34)		(0.08)		(0.20)		(0.24)		(0.21)
Net realized capital gains	(0.62)		(0.01)		(0.05)		(0.13)		(0.44)		(0.15)

Total Distributions	(0.91)		(0.35)		(0.13)		(0.33)		(0.68)		(0.36)

Net asset value, end of the period	$11.62		$11.30		$10.75		$10.95		$11.28		$11.56

Total return	11.17	%(c)	8.43	%(c)	(0.63	)%(c)(d)	(0.07	)%(c)	3.76	%(c)	7.73%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$125,460		$111,439		$111,864		$115,301		$25,521		$35,294
Net expenses	1.01	%(e)(f)	1.02	%(e)(g)	1.03	%(e)(h)	1.02	%(e)(i)(j)	1.02	%(e)(k)(l)	1.07	%(m)
Gross expenses	1.05%		1.06%		1.07	%(h)	1.05	%(j)	1.03	%(k)	1.07	%(m)
Net investment income	2.48%		2.85%		2.85	%(h)	2.56%		3.03%		3.27%
Portfolio turnover rate	70	%(o)	44	%(n)	39	%(n)	3%		10%		11%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2020, the expense limit decreased from 1.01% to 1.00%. See Note 6 of Notes to Financial Statements.
(g)	Effective July 1, 2019, the expense limit decreased from 1.03% to 1.01%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Effective July 1, 2018, the expense limit decreased to 1.03%.
(j)	Includes refund of prior year service fee of 0.02%.
(k)	Includes refund of prior year service fee of 0.05%.
(l)	Effective July 1, 2017, the expense limit decreased to 1.05%.
(m)	Includes refund of prior year service fee of 0.03%.
(n)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

(o)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.

See accompanying notes to financial statements.

95  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Alpha Fund—Class A
	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$9.69	$9.62		$9.92		$9.86		$9.45

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.28	0.30		0.33		0.32		0.30
Net realized and unrealized gain (loss)	0.67	0.04		(0.30)		(0.01)		0.31

Total from Investment Operations	0.95	0.34		0.03		0.31		0.61

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.27)		(0.33)		(0.25)		(0.20)

Net asset value, end of the period	$10.43	$9.69		$9.62		$9.92		$9.86

Total return(b)	9.97%	3.58%		0.39%		3.22	%(c)	6.57%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$36,067	$48,815		$36,528		$28,020		$67,746
Net expenses	0.99%	0.99%		1.00	%(d)	1.05	%(e)(f)	1.10%
Gross expenses	0.99%	0.99%		1.00	%(d)	1.06%		1.10%
Net investment income	2.81%	3.10%		3.29%		3.26%		3.14%
Portfolio turnover rate	498%	414	%(g)	379	%(g)	178	%(h)	72%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes fee/expense recovery of less than 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2017, the expense limit decreased from 1.30% to 1.00%.
(g)

The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019, turnover has remained elevated due to a larger volume of short duration securities held by the Fund.

(h)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to a repositioning of the portfolio.

See accompanying notes to financial statements.

|  96

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Alpha Fund—Class C
	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$9.66	$9.58		$9.88		$9.82		$9.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21	0.23		0.26		0.25		0.23
Net realized and unrealized gain (loss)	0.66	0.04		(0.31)		0.00	(b)(c)	0.30

Total from Investment Operations	0.87	0.27		(0.05)		0.25		0.53

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.19)		(0.25)		(0.19)		(0.13)

Net asset value, end of the period	$10.40	$9.66		$9.58		$9.88		$9.82

Total return(d)	9.12%	2.87	%(e)	(0.42)%		2.53%		5.70%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$8,962	$16,337		$26,883		$33,759		$45,674
Net expenses	1.74%	1.73	%(f)	1.75	%(g)	1.81	%(h)	1.85%
Gross expenses	1.74%	1.74%		1.75	%(g)	1.81%		1.85%
Net investment income	2.14%	2.33%		2.61%		2.52%		2.40%
Portfolio turnover rate	498%	414	%(i)	379	%(i)	178	%(j)	72%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes fee/expense recovery of less than 0.01%.
(h)	Effective July 1, 2017, the expense limit decreased from 2.05% to 1.75%.
(i)

The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019, turnover has remained elevated due to a larger volume of short duration securities held by the Fund.

(j)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to a repositioning of the portfolio.

See accompanying notes to financial statements.

97  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Alpha Fund—Class N
	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018		Period Ended December 31, 2017*
Net asset value, beginning of the period	$9.67	$9.60		$9.90		$9.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.31	0.33		0.34		0.25
Net realized and unrealized gain (loss)	0.67	0.04		(0.28)		(0.04)

Total from Investment Operations	0.98	0.37		0.06		0.21

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.30)		(0.36)		(0.21)

Net asset value, end of the period	$10.41	$9.67		$9.60		$9.90

Total return	10.36%	3.92%		0.68%		2.11	%(b)(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$527,494	$297,300		$255,226		$59,282
Net expenses	0.68%	0.67%		0.70	%(d)	0.70	%(e)(f)(g)
Gross expenses	0.68%	0.67%		0.70	%(d)	0.72	%(e)
Net investment income	3.13%	3.39%		3.44%		3.83	%(e)
Portfolio turnover rate	498%	414	%(h)	379	%(h)	178	%(i)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes fee/expense recovery of 0.01%.
(e)	Computed on an annualized basis for periods less than one year.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2017, the expense limit decreased from 1.00% to 0.70%.
(h)

The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019, turnover has remained elevated due to a larger volume of short duration securities held by the Fund.

(i)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

|  98

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Alpha Fund—Class Y
	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$9.67	$9.59		$9.90		$9.85		$9.44

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.30	0.32		0.35		0.35		0.32
Net realized and unrealized gain (loss)	0.68	0.06		(0.31)		(0.01)		0.32

Total from Investment Operations	0.98	0.38		0.04		0.34		0.64

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.30)		(0.35)		(0.29)		(0.23)

Net asset value, end of the period	$10.41	$9.67		$9.59		$9.90		$9.85

Total return	10.19%	3.96%		0.53%		3.48	%(b)	6.86%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$742,493	$938,271		$1,186,322		$1,031,537		$1,083,527
Net expenses	0.74%	0.74%		0.75	%(c)	0.80	%(d)(e)	0.85%
Gross expenses	0.74%	0.74%		0.75	%(c)	0.81%		0.85%
Net investment income	3.05%	3.33%		3.51%		3.53%		3.39%
Portfolio turnover rate	498%	414	%(f)	379	%(f)	178	%(g)	72%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Includes fee/expense recovery of less than 0.01%.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2017, the expense limit decreased from 1.05% to 0.75%.
(f)

The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019, turnover has remained elevated due to a larger volume of short duration securities held by the Fund.

(g)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to a repositioning of the portfolio.

See accompanying notes to financial statements.

99  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class A
	Period Ended December 31, 2020*		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.58		$14.25		$14.39	$14.84	$14.70	$14.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.47		0.57	0.52	0.56	0.57
Net realized and unrealized gain (loss)	0.63		(0.66)		(0.16)	(0.33)	0.42	0.61

Total from Investment Operations	0.73		(0.19)		0.41	0.19	0.98	1.18

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)		(0.45)		(0.48)	(0.57)	(0.52)	(0.36)
Net realized capital gains	(0.12)		(0.03)		(0.07)	(0.07)	(0.32)	(0.82)

Total Distributions	(0.28)		(0.48)		(0.55)	(0.64)	(0.84)	(1.18)

Net asset value, end of the period	$14.03		$13.58		$14.25	$14.39	$14.84	$14.70

Total return(b)	5.37	%(c)	(1.39)%		3.02%	1.34%	7.01%	8.72%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,682,562		$1,683,547		$1,835,813	$1,986,300	$1,999,385	$2,514,770
Net expenses	0.97	%(d)	0.97	%(e)	0.96%	0.96%	0.96%	0.96%
Gross expenses	0.97	%(d)	0.97%		0.96%	0.96%	0.96%	0.96%
Net investment income	2.78	%(d)	3.42%		4.03%	3.57%	3.82%	4.01%
Portfolio turnover rate	30	%(f)	30%		13%	6%	11%	17%

*	For the three month period ended December 31, 2020. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Periods less than one year are not annualized.
(d)	Computed on an annualized basis for periods less than one year.
(e)	Effective July 1, 2020, the expense limit decreased from 1.25% to 1.00%.
(f)

The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

|  100

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class C
	Period Ended December 31, 2020*		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.72		$14.39		$14.52	$14.97	$14.81	$14.80

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07		0.38		0.47	0.41	0.45	0.47
Net realized and unrealized gain (loss)	0.64		(0.68)		(0.16)	(0.33)	0.44	0.61

Total from Investment Operations	0.71		(0.30)		0.31	0.08	0.89	1.08

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)		(0.34)		(0.37)	(0.46)	(0.41)	(0.25)
Net realized capital gains	(0.12)		(0.03)		(0.07)	(0.07)	(0.32)	(0.82)

Total Distributions	(0.25)		(0.37)		(0.44)	(0.53)	(0.73)	(1.07)

Net asset value, end of the period	$14.18		$13.72		$14.39	$14.52	$14.97	$14.81

Total return(b)	5.17	%(c)	(2.18)%		2.27%	0.60%	6.20%	7.91%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$259,780		$277,896		$676,602	$1,153,853	$2,248,939	$3,433,204
Net expenses	1.72	%(d)	1.72	%(e)	1.71%	1.71%	1.71%	1.71%
Gross expenses	1.72	%(d)	1.72%		1.71%	1.71%	1.71%	1.71%
Net investment income	2.04	%(d)	2.75%		3.30%	2.79%	3.08%	3.26%
Portfolio turnover rate	30	%(f)	30%		13%	6%	11%	17%

*	For the three month period ended December 31, 2020. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Periods less than one year are not annualized.
(d)	Computed on an annualized basis for periods less than one year.
(e)	Effective July 1, 2020, the expense limit decreased from 2.00% to 1.75%.
(f)

The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

101  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class N
	Period Ended December 31, 2020*		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.57		$14.24		$14.38	$14.83	$14.69	$14.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11		0.52		0.61	0.56	0.60	0.61
Net realized and unrealized gain (loss)	0.62		(0.66)		(0.16)	(0.32)	0.43	0.62

Total from Investment Operations	0.73		(0.14)		0.45	0.24	1.03	1.23

LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)		(0.50)		(0.52)	(0.62)	(0.57)	(0.41)
Net realized capital gains	(0.12)		(0.03)		(0.07)	(0.07)	(0.32)	(0.82)

Total Distributions	(0.29)		(0.53)		(0.59)	(0.69)	(0.89)	(1.23)

Net asset value, end of the period	$14.01		$13.57		$14.24	$14.38	$14.83	$14.69

Total return	5.39	%(b)	(1.06)%		3.37%	1.67%	7.38%	9.09%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$247,697		$212,804		$202,989	$176,456	$141,695	$130,637
Net expenses	0.65	%(c)	0.64	%(d)	0.63%	0.63%	0.63%	0.63%
Gross expenses	0.65	%(c)	0.64%		0.63%	0.63%	0.63%	0.63%
Net investment income	3.13	%(c)	3.77%		4.36%	3.91%	4.13%	4.34%
Portfolio turnover rate	30	%(e)	30%		13%	6%	11%	17%

*	For the three month period ended December 31, 2020. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Computed on an annualized basis for periods less than one year.
(d)	Effective July 1, 2020, the expense limit decreased from 0.95% to 0.70%.
(e)

The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

|  102

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class Y
	Period Ended December 31, 2020*		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.56		$14.23		$14.38	$14.83	$14.69	$14.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11		0.51		0.60	0.55	0.59	0.61
Net realized and unrealized gain (loss)	0.62		(0.66)		(0.17)	(0.32)	0.43	0.61

Total from Investment Operations	0.73		(0.15)		0.43	0.23	1.02	1.22

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)		(0.49)		(0.51)	(0.61)	(0.56)	(0.40)
Net realized capital gains	(0.12)		(0.03)		(0.07)	(0.07)	(0.32)	(0.82)

Total Distributions	(0.28)		(0.52)		(0.58)	(0.68)	(0.88)	(1.22)

Net asset value, end of the period	$14.01		$13.56		$14.23	$14.38	$14.83	$14.69

Total return	5.44	%(b)	(1.14)%		3.22%	1.66%	7.22%	9.00%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,693,954		$3,774,113		$4,316,010	$5,118,016	$5,702,607	$5,350,759
Net expenses	0.72	%(c)	0.72	%(d)	0.71%	0.71%	0.71%	0.71%
Gross expenses	0.72	%(c)	0.72%		0.71%	0.71%	0.71%	0.71%
Net investment income	3.03	%(c)	3.68%		4.28%	3.82%	4.04%	4.26%
Portfolio turnover rate	30	%(e)	30%		13%	6%	11%	17%

*	For the three month period ended December 31, 2020. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Computed on an annualized basis for periods less than one year.
(d)	Effective July 1, 2020, the expense limit decreased from 1.00% to 0.75%.
(e)

The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

103  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Admin Class
	Period Ended December 31, 2020*		Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of the period	$13.53		$14.20		$14.34		$14.79		$14.65		$14.66

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09		0.44		0.53		0.48		0.52		0.53
Net realized and unrealized gain (loss)	0.62		(0.66)		(0.16)		(0.33)		0.43		0.61

Total from Investment Operations	0.71		(0.22)		0.37		0.15		0.95		1.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)		(0.42)		(0.44)		(0.53)		(0.49)		(0.33)
Net realized capital gains	(0.12)		(0.03)		(0.07)		(0.07)		(0.32)		(0.82)

Total Distributions	(0.27)		(0.45)		(0.51)		(0.60)		(0.81)		(1.15)

Net asset value, end of the period	$13.97		$13.53		$14.20		$14.34		$14.79		$14.65

Total return	5.24	%(b)	(1.64)%		2.78%		1.09%		6.79%		8.42%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$105,172		$103,197		$121,903		$133,220		$142,871		$143,275
Net expenses	1.22	%(c)	1.22	%(d)	1.20	%(e)	1.20	%(e)	1.19	%(f)	1.20	%(e)
Gross expenses	1.22	%(c)	1.22%		1.20	%(e)	1.20	%(e)	1.19	%(f)	1.20	%(e)
Net investment income	2.53	%(c)	3.19%		3.80%		3.33%		3.57%		3.76%
Portfolio turnover rate	30	%(g)	30%		13%		6%		11%		17%

*	For the three month period ended December 31, 2020. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Computed on an annualized basis for periods less than one year.
(d)	Effective July 1, 2020, the expense limit decreased from 1.50% to 1.25%.
(e)	Includes refund of prior year service fee of 0.01%.
(f)	Includes refund of prior year service fee of 0.02%.
(g)

The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

|  104

Notes to Financial Statements

December 31, 2020

1.  Organization.  Loomis Sayles Funds II and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles International Growth Fund (the “International Growth Fund”)

Loomis Sayles Investment Grade Bond Fund (the “Investment Grade Bond Fund”)

Loomis Sayles Strategic Income Fund (the “Strategic Income Fund”)

Natixis Funds Trust II:

Loomis Sayles Intermediate Municipal Bond Fund (the “Intermediate Municipal Bond Fund”)

Loomis Sayles Strategic Alpha Fund (the “Strategic Alpha Fund”)

International Growth Fund commenced operations on December 15, 2020 via contributions to the Fund by Natixis Investment Managers, LLC (“Natixis”) and affiliates of $15,003,000.

Each Fund is a diversified investment company, except for International Growth Fund and Strategic Alpha Fund, which are each a non-diversified investment company.

On December 2, 2020, the Board of Trustees approved a change to the fiscal year end of Strategic Income Fund from September 30 to December 31. Accordingly, the Fund’s financial statements and related notes include information as of and for the three month period ended December 31, 2020, and the years ended September 30, 2020, and September 30, 2019, where applicable.

Each Fund offers Class A, Class C, Class N and Class Y shares, except for Intermediate Municipal Bond Fund, which does not offer Class N shares. In addition, Investment Grade Bond Fund and Strategic Income Fund also offer Admin Class shares.

Class A shares are sold with a maximum front-end sales charge of 4.25% for each Fund, except for Intermediate Municipal Bond Fund and International Growth Fund, which are sold with a maximum front-end sales charge of 3.00% and 5.75%, respectively. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fee applicable to Class A, Class C and Admin Class) and transfer agent fees are borne collectively for Class A, Class C, Class Y and Admin Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.   Valuation.   Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser or sub-adviser and approved by the Board of Trustees. Fund securities

105  |

Notes to Financial Statements (continued)

December 31, 2020

and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or sub-adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations are valued at bid prices supplied by an independent pricing service, if available. Equity linked notes are valued using broker-dealer bid prices. Broker-dealer bid prices may be used to value debt, unlisted equity securities, senior loans and collateralized loan obligations where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared swap agreements are valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing source. Domestic exchange-traded index and single name equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations as determined by the Options Price Reporting Authority. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Option contracts on foreign indices are priced at the most recent settlement price. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers. Shares of open-end investment companies are valued at net asset value per share.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

|  106

Notes to Financial Statements (continued)

December 31, 2020

As of December 31, 2020, securities and other investments of the funds included in net assets were fair valued as follows:

Fund	Equity Securities[1]	Percentage of Net Assets	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
High Income Fund	$—	—	$1,051,925	0.9%	$715,044	0.6%
International Growth Fund	9,456,143	62.1%	—	—	—	—
Investment Grade Bond Fund	—	—	115,550,245	1.9%	—	Less than 0.1%
Strategic Alpha Fund	772,485	0.1%	7,222,747	0.5%	7,357,855	0.6%
Strategic Income Fund	—	—	94,587,570	1.6%	38,774,769	0.6%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. For payment-in-kind securities, income received in-kind is reflected as an increase to the principal and cost basis of the securities. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of the investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

For the year ended (period ended for Strategic Income Fund) December 31, 2020, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Strategic Alpha Fund	$11,482,189
Strategic Income Fund	382,188,661

107  |

Notes to Financial Statements (continued)

December 31, 2020

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Option Contracts.  Intermediate Municipal Bond Fund, International Growth Fund and Strategic Alpha Fund may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. OTC options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

g.  Swap Agreements.  The Funds, except for International Growth Fund, may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income

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in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as part of unrealized appreciation (depreciation) on swap agreements. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds face the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Funds based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Funds’ counterparty credit risk is reduced as the CCP stands between the Funds and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

h.  Swaptions.  The Funds, except for International Growth Fund, may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked-to-market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the

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underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

OTC interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

There were no swaptions held by the Funds as of December 31, 2020.

i.  Due from Brokers.  Transactions and positions in certain options, futures, forward foreign currency contracts and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Strategic Alpha Fund represents cash pledged as collateral for forward foreign currency contracts, options, bilateral swap agreements and as initial margin for futures contracts and centrally cleared swap agreements. In certain circumstances the Funds’ use of cash, securities and/or foreign currency held at brokers is restricted by regulation or broker mandated limits.

j.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2020 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

k.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydown gains and losses, defaulted and/or non-income producing securities, swap adjustments, foreign currency gains and losses, distribution re-designations, deferred Trustees’ fees, non-deductible expenses, distributions in excess of income and/or capital gains, forward foreign currency contract mark-to-market, futures contract mark-to-market, net operating losses, return of capital distributions received, partnership basis adjustments, capital gain distributions received, trust preferred securities, convertible bond adjustments, corporate actions, contingent payment debt instruments and premium amortization. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, premium amortization, defaulted and/or non-income producing securities, swap adjustments, wash sales, foreign currency gains and losses, paydown gains and losses, distributions in excess of income and/or capital gains, forward foreign currency contract mark-to-market, futures contract mark-to-market, return of capital distributions received, net operating losses, partnership basis adjustments, capital gain distributions received, trust preferred securities, convertible bond adjustments, corporate actions, contingent payment debt instruments and straddle loss deferral adjustments. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

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The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2020 and 2019 (period ended December 31, 2020 and years ended September 30, 2020 and September 30, 2019 for Strategic Income Fund) were as follows:

	December 31, 2020 Distributions
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Total
High Income Fund	$6,265,130	$—	$—	$6,265,130
Intermediate Municipal Bond Fund	791	414,256	—	415,047
International Growth Fund	12,460	—	—	12,460
Investment Grade Bond Fund	312,629,628	—	154,088,171	466,717,799
Strategic Alpha Fund	28,229,130	—	—	28,229,130
Strategic Income Fund	77,888,540	—	42,139,359	120,027,899

	December 31, 2019 Distributions
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Total
High Income Fund	$7,578,533	$—	$—	$7,578,533
Intermediate Municipal Bond Fund	3,751	484,458	—	488,209
International Growth Fund	—	—	—	—
Investment Grade Bond Fund	194,915,001	—	—	194,915,001
Strategic Alpha Fund	45,024,232	—	—	45,024,232

	September 30, 2020 Distributions			September 30, 2019 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Strategic Income Fund	$222,956,339	$11,005,230	$233,961,569	$263,812,130	$37,679,164	$301,491,294

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:

	High Income Fund	Intermediate Municipal Bond Fund	International Growth Fund	Investment Grade Bond Fund	Strategic Alpha Fund	Strategic Income Fund
Undistributed ordinary income	$18,741	$—	$5,098	$445,365	$—	$—
Undistributed tax exempt income	—	19,144	—	—	—	—
Undistributed long-term capital gains	—	—	—	3,011,559	—	—

Total undistributed earnings	18,741	19,144	5,098	3,456,924	—	—

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	High Income Fund	Intermediate Municipal Bond Fund	International Growth Fund	Investment Grade Bond Fund	Strategic Alpha Fund	Strategic Income Fund
Capital loss carryforward:
Short-term:
No expiration date	$—	$(343,372)	$—	$—	$—	$—
Long-term:
No expiration date	(10,466,344)	—	—	—	(45,069,017)	—

Late-year ordinary and post-October capital loss deferrals*	—	—	—	—	(3,300,526)	(189,804,643)

Unrealized appreciation (depreciation)	2,217,000	1,601,784	188,539	492,027,849	23,318,470	(6,921,959)

Total accumulated earnings (losses)	$(8,230,603)	$1,277,556	$193,637	$495,484,773	$(25,051,073)	$(196,726,602)

Capital loss carryforward utilized in the current year	$—	$184,411	$—	$—	$5,289,686	$97,476,314

*

Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Strategic Alpha Fund is deferring capital and foreign currency losses. Strategic Income Fund is deferring capital losses.

As of December 31, 2020, unrealized appreciation (depreciation) as a component of distributable earnings were as follows:

	High Income Fund	Intermediate Municipal Bond Fund	International Growth Fund	Investment Grade Bond Fund	Strategic Alpha Fund	Strategic Income Fund
Unrealized appreciation (depreciation)
Investments	$2,217,000	$1,601,784	$188,535	$492,027,849	$46,743,540	$(6,323,760)
Foreign currency translations	—	—	4	—	(23,425,070)	(598,199)

Total unrealized appreciation (depreciation)	$2,217,000	$1,601,784	$188,539	$492,027,849	$23,318,470	$(6,921,959)

As of December 31, 2020, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	High Income Fund	Intermediate Municipal Bond Fund	International Growth Fund	Investment Grade Bond Fund	Strategic Alpha Fund	Strategic Income Fund
Federal tax cost	$109,543,906	$36,759,138	$14,828,544	$5,501,728,654	$1,260,473,225	$5,925,110,534

Gross tax appreciation	$8,068,336	$1,609,997	$372,084	$532,649,637	$86,876,118	$543,364,061
Gross tax depreciation	(5,851,336)	(8,213)	(183,549)	(40,621,788)	(63,779,539)	(550,285,311)

Net tax appreciation (depreciation)	$2,217,000	$1,601,784	$188,535	$492,027,849	$23,096,579	$(6,921,250)

The difference between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market.

l.  Senior Loans.  Each Fund may invest in senior loans to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. The Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. Senior loans outstanding at the end of the period , if any, are listed in each applicable Fund’s Portfolio of Investments.

m.  Loan Participations.  A Fund’s investments in senior loans may be in the form of participations in loans. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under

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the loan agreement. Thus, the Fund may be subject to credit risk from both the party from whom it purchased the loan participation and the borrower. Additionally, the Fund may have minimal control over the terms of any loan modification. Loan participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

n.  Collateralized Loan Obligations.  Each Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a type of asset-backed security designed to redirect the cash flows from a pool of leveraged loans to investors based on their risk preferences. Cash flows from a CLO are split into two or more portions, called tranches, varying in risk and yield. The risk of an investment in a CLO depends largely on the type of the collateralized securities and the class of the instrument in which the Fund invests. The intent of the Funds when investing in CLOs is to purchase only higher level, investment grade level select tranches. CLOs outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

o.  Equity Linked Notes.  Strategic Alpha Fund may invest in equity linked notes. An equity linked note is a structured product that differs from a standard debt instrument where the cash payouts will be based on the return of an underlying equity. An equity linked note is typically purchased at a full nominal amount and includes a coupon with an enhanced yield relative to the dividend yield of the underlying security. At maturity the Fund will receive a redemption amount based on the final price of the underlying equity. The risk of investment in an equity linked note depends on the principal protection offered. Some equity linked notes may guarantee total principal or partial principal amounts while others may not provide any guarantee of principal. The maturity value may also be impacted to the extent of any limit on the return value as part of the note structure. Equity linked notes outstanding at the end of the period, if any, are listed in the Fund’s Portfolio of Investments.

The Fund did not hold any equity linked notes as of December 31, 2020.

p.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2020, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

q.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no when-issued or delayed delivery securities held by the Funds as of December 31, 2020.

r.  Stripped Securities.  Each Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its investments in IOs.

The Funds did not hold any stripped securities as of December 31, 2020.

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s.  Securities Lending.  High Income Fund, Investment Grade Bond Fund and Strategic Income Fund have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended (period ended for Strategic Income Fund) December 31, 2020, the Funds did not loan securities under this agreement.

t.  Unfunded Loan Commitments.  The Funds may enter into unfunded loan commitments, which are contractual obligations for future funding at the option of the borrower. Unfunded loan commitments represent a future obligation, in full, even though a percentage of the committed amount may not be utilized by the borrower. Unfunded loan commitments, and the obligation for future funding, are recorded as a liability on the Statements of Assets and Liabilities at par value at the time the commitment is entered into. Purchases of unfunded loan commitments may have a similar effect on the Fund’s NAV as if the Fund had created a degree of leverage in the portfolio. Market risk exists with these commitments to the same extent as if the securities were owned on a settled basis. Losses may arise due to changes in the value of the unfunded loan commitments.

As of December 31, 2020, the Funds did not have any unfunded loan commitments.

u.  Indemnifications.  Under the Trusts’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

v.  New Accounting Pronouncement.  In March 2020, the Financial Accounting Standards Board issued Accounting Standard Update 2020-04, Reference Rate Reform (Topic 848) (“ASU 2020-04”). In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of the London Interbank Offered Rate (“LIBOR”), which is expected to occur no later than December 31, 2021, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides temporary guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 amendments offer optional expedients for contract modifications that would allow an entity to account for such modifications by prospectively adjusting the effective interest rate, instead of evaluating each contract, in accordance with existing accounting standards, as to whether reference rate modifications constitute the establishment of new contracts or the continuation of existing contracts. ASU 2020-04 amendments are currently effective and an entity may elect to apply its provisions as of any date from the beginning of an interim period that includes or is subsequent to March 12, 2020. No Fund contracts have yet been impacted by reference rate reform. Management expects to apply the optional expedients when appropriate.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Funds’ adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2020, at value:

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Home Construction	$—	$1,285,861	$—	(b)	$1,285,861
Non-Agency Commercial Mortgage-Backed Securities	—	1,168,385	390,104	(c)	1,558,489
All Other Non-Convertible Bonds(a)	—	91,362,965	—		91,362,965

Total Non-Convertible Bonds	—	93,817,211	390,104		94,207,315

Convertible Bonds(a)	—	5,282,146	—		5,282,146

Total Bonds and Notes	—	99,099,357	390,104		99,489,461

Collateralized Loan Obligations	—	488,635	—		488,635
Loan Participations(a)	—	—	161,345	(c)	161,345
Preferred Stocks
Energy	—	—	—	(b)	—
Food & Beverage	—	1,418,544	—		1,418,544
All Other Preferred Stocks(a)	768,681	—	—		768,681

Total Preferred Stocks	768,681	1,418,544	—		2,187,225

Common Stocks
Chemicals	—	157,449	—		157,449
All Other Common Stocks(a)	590,149	—	—		590,149

Total Common Stocks	590,149	157,449	—		747,598

Other Investments(a)	—	—	125,600	(c)	125,600
Warrants	—	—	37,995	(c)	37,995
Short-Term Investments	—	8,523,047	—		8,523,047

Total	$1,358,830	$109,687,032	$715,044		$111,760,906

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Includes a security fair valued at zero by the Fund’s adviser using Level 3 inputs.
(c)	Fair valued by the Fund’s adviser.

Intermediate Municipal Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$35,228,502	$—	$35,228,502
Short-Term Investments	1,100,000	2,032,420	—	3,132,420

Total	$1,100,000	$37,260,922	$—	$38,360,922

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

115  |

Notes to Financial Statements (continued)

December 31, 2020

International Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$492,201	$—	$492,201
Belgium	—	351,973	—	351,973
China	2,860,381	1,968,671	—	4,829,052
Denmark	—	360,027	—	360,027
France	—	634,055	—	634,055
Germany	—	450,984	—	450,984
Japan	—	807,798	—	807,798
Macau	—	194,613	—	194,613
Netherlands	352,048	743,534	—	1,095,582
Switzerland	—	2,338,200	—	2,338,200
United Kingdom	384,378	1,114,087	—	1,498,465
All Other Common Stocks(a)	1,964,129	—	—	1,964,129

Total	$5,560,936	$9,456,143	$—	$15,017,079

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Investment Grade Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$161,120,445	$21,594,566	(b)	$182,715,011
All Other Non-Convertible Bonds(a)	—	5,270,476,344	—		5,270,476,344

Total Non-Convertible Bonds	—	5,431,596,789	21,594,566		5,453,191,355

Convertible Bonds(a)	—	76,087,082	—		76,087,082
Municipals(a)	—	7,862,719	—		7,862,719

Total Bonds and Notes	—	5,515,546,590	21,594,566		5,537,141,156

Collateralized Loan Obligations	—	212,435,862	14,755,000	(b)	227,190,862
Preferred Stocks
Energy	—	—	—	(c)	—
Food & Beverage	—	15,108,904	—		15,108,904
All Other Preferred Stocks(a)	41,423,282	—	—		41,423,282

Total Preferred Stocks	41,423,282	15,108,904	—		56,532,186

Short-Term Investments	—	172,892,299	—		172,892,299

Total	$41,423,282	$5,915,983,655	$36,349,566		$5,993,756,503

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Includes a security fair valued at zero by the Fund’s adviser using level 3 inputs.

|  116

Notes to Financial Statements (continued)

December 31, 2020

Strategic Alpha Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$62,547,232	$1,475,243	(b)(c)	$64,022,475
Non-Agency Commercial Mortgage-Backed Securities	—	39,844,081	4,742,511	(d)	44,586,592
All Other Non-Convertible Bonds(a)	—	778,714,087	—		778,714,087

Total Non-Convertible Bonds	—	881,105,400	6,217,754		887,323,154

Convertible Bonds(a)	—	38,936,972	—		38,936,972

Total Bonds and Notes	—	920,042,372	6,217,754		926,260,126

Senior Loans(a)	—	6,286,668	—		6,286,668
Collateralized Loan Obligations	—	69,994,538	—		69,994,538
Loan Participations(a)	—	—	580,841	(d)	580,841
Common Stocks
Chemicals	—	1,791,516	—		1,791,516
Textiles, Apparel & Luxury Goods	381,403	772,485	—		1,153,888
All Other Common Stocks(a)	42,491,218	—	—		42,491,218

Total Common Stocks	42,872,621	2,564,001	—		45,436,622

Preferred Stocks
Convertible Preferred Stocks
Energy	—	—	—	(c)	—
Food & Beverage	—	4,598,518	—		4,598,518
All Other Convertible Preferred Stocks(a)	9,037,609	—	—		9,037,609

Total Convertible Preferred Stocks	9,037,609	4,598,518	—		13,636,127

Non-Convertible Preferred Stocks(a)	—	4,120,800	—		4,120,800

Total Preferred Stocks	9,037,609	8,719,318	—		17,756,927

Other Investments(a)	—	—	1,130,400	(d)	1,130,400
Short-Term Investments	—	210,186,973	—		210,186,973

Total Investments	51,910,230	1,217,793,870	7,928,995		1,277,633,095

Centrally Cleared Credit Default Swap Agreements (unrealized appreciation)	—	4,795,544	—		4,795,544
Forward Foreign Currency Contracts (unrealized appreciation)	—	197,122	—		197,122

Total	$51,910,230	$1,222,786,536	$7,928,995		$1,282,625,761

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3		Total
Written Options(a)	$(159,801)	$—	$—		$(159,801)
Bilateral Credit Default Swap Agreements (unrealized depreciation)	—	(526,239)	—		(526,239)
Centrally Cleared Interest Rate Swap Agreements (unrealized depreciation)	—	(2,050,576)	—		(2,050,576)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(3,258,689)	—		(3,258,689)
Futures Contracts (unrealized depreciation)	(22,434)	—	—		(22,434)

Total	$(182,235)	$(5,835,504)	$—		$(6,017,739)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser using a broker dealer bid price provided by a single market maker ($904,103) or valued using broker-dealer bid prices ($571,140).
(c)	Includes securities fair valued at zero by the Fund’s adviser using level 3 inputs.
(d)	Fair valued by the Fund’s adviser.

117  |

Notes to Financial Statements (continued)

December 31, 2020

Strategic Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$14,217,962	(b)(c)	$14,217,962
Finance Companies	2,757,913	381,507,553	—		384,265,466
All Other Non-Convertible Bonds(a)	—	3,280,299,165	—		3,280,299,165

Total Non-Convertible Bonds	2,757,913	3,661,806,718	14,217,962		3,678,782,593

Convertible Bonds
Oil Field Services	—	—	6,330,947	(d)	6,330,947
All Other Convertible Bonds(a)	—	246,168,380	—		246,168,380

Total Convertible Bonds	—	246,168,380	6,330,947		252,499,327

Municipals(a)	—	94,446,157	—		94,446,157

Total Bonds and Notes	2,757,913	4,002,421,255	20,548,909		4,025,728,077

Senior Loans
Construction Machinery	—	—	9,862,216	(d)	9,862,216
All Other Senior Loans(a)	—	20,758,857	—		20,758,857

Total Senior Loans	—	20,758,857	9,862,216		30,621,073

Common Stocks
Chemicals	—	8,588,778	—		8,588,778
Oil Field Services	—	—	—	(c)	—
Oil, Gas & Consumable Fuels	24,134,375	1,465,770	3,473,775	(c)(d)	29,073,920
Software	2,701,736	263,825	—		2,965,561
Specialty Retail	2,611,310	—	—	(c)	2,611,310
All Other Common Stocks(a)	661,860,349	—	—		661,860,349

Total Common Stocks	691,307,770	10,318,373	3,473,775		705,099,918

Preferred Stocks
Convertible Preferred Stocks
Energy	—	—	—	(c)	—
Food & Beverage	—	1,792,870	—		1,792,870
All Other Convertible Preferred Stocks(a)	34,257,915	—	—		34,257,915

Total Convertible Preferred Stocks	34,257,915	1,792,870	—		36,050,785

Non-Convertible Preferred Stocks
REITs – Office Property	—	1,915,200	—		1,915,200
REITs – Warehouse/Industrials	—	8,017,248	—		8,017,248
All Other Non-Convertible Preferred Stocks(a)	1,961,503	—	—		1,961,503

Total Non-Convertible Preferred Stocks	1,961,503	9,932,448	—		11,893,951

Total Preferred Stocks	36,219,418	11,725,318	—		47,944,736

Warrants	—	—	9,760,259	(d)	9,760,259
Closed-End Investment Companies	1,791,367	—	—		1,791,367
Short-Term Investments	—	1,097,243,854	—		1,097,243,854

Total	$732,076,468	$5,142,467,657	$43,645,159		$5,918,189,284

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser using a broker dealer bid price provided by a single market maker ($9,347,572) or valued using broker-dealer bid prices ($4,870,390).
(c)	Includes securities fair valued at zero by the Fund’s adviser using level 3 inputs.
(d)	Fair valued by the Fund’s adviser.

|  118

Notes to Financial Statements (continued)

December 31, 2020

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2020, December 31, 2019 and/or December 31, 2020:

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2019		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2020		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2020
Bonds and Notes
Non-Convertible Bonds
Home Construction	$—	(a)	$88,870	$1,050,446	$(1,139,316)	$—	$—	$—	$—	$—	(a)	$(1,139,316)
Non-Agency Commercial Mortgage-Backed Securities	325,435		—	—	(258,242)	—	—	322,911	—	390,104		(258,242)
Loan Participations
ABS Other	—		26	226	(134,422)	—	(102,858)	398,373	—	161,345		(134,422)
Preferred Stocks
Energy	196,350		—	—	(196,350)	—	—	—	—	—	(a)	(196,350)
Common Stocks
Oil, Gas & Consumable Fuels	52,304		—	—	—	—	—	—	(52,304)	—		—
Other Investments
Aircraft ABS	864,000		—	—	(738,400)	—	—	—	—	125,600		(738,400)
Warrants	—		—	—	(920)	38,915	—	—	—	37,995		(920)

Total	$1,438,089		$88,896	$1,050,672	$(2,467,650)	$38,915	$(102,858)	$721,284	$(52,304)	$715,044		$(2,467,650)

(a)	Includes a security fair valued at zero using level 3 inputs.

A debt security valued at $322,911 was transferred from Level 2 to Level 3 during the period ended December 31, 2020. At December 31, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2020, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

A debt security valued at $398,373 was transferred from Level 2 to Level 3 during the period ended December 31, 2020. At December 31, 2019, this security was valued at a bid price furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2020, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

A common stock valued at $52,304 was transferred from Level 3 to Level 1 during the period ended December 31, 2020. At December 31, 2019, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service was unable to price the security. At December 31, 2020, this security was valued at the market price in accordance with the Fund’s valuation policies.

119  |

Notes to Financial Statements (continued)

December 31, 2020

Investment Grade Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2020		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2020
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$—	$(17,667,175)	$—	$—	$39,261,741	$—	$21,594,566		$(17,667,175)
Collateralized Loan Obligations	—	—	—	—	14,755,000	—	—	—	14,755,000		—
Preferred Stocks
Energy	721,179	—	—	(721,179)	—	—	—	—	—	(a)	(721,179)

Total	$721,179	$—	$—	$(18,388,354)	$14,755,000	$—	$39,261,741	$—	$36,349,566		$(18,388,354)

(a)	Includes a security fair valued at zero using level 3 inputs.

A debt security valued at $39,261,741 was transferred from Level 2 to Level 3 during the period ended December 31, 2020. At December 31, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2020, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

Strategic Alpha Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2019		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2020		Change in Unrealized Appreciation (Depreciation) from Investments Held at December 31, 2020
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$801,522		$—	$—	$—	$—	$—	$—	$(801,522)	$—		$—
ABS Other	2,337,230	(a)	—	71	(1,733,400)	222,417	(213,614)	862,539	—	1,475,243	(a)	(1,733,400)
Independent Energy	523,200	(a)	22,686	(1,472,185)	926,299	—	—	—	—	—		—
Non-Agency Commercial Mortgage-Backed Securities	2,770,066		—	—	(2,682,824)	—	—	4,655,269	—	4,742,511		(2,682,824)
Collateralized Loan Obligations	475,000		—	238	—	—	(475,238)	—	—	—		—
Loan Participations
ABS Other	—		137	14,430	(497,677)	—	(3,939,608)	5,003,559	—	580,841		(497,677)
Common Stocks
Oil, Gas & Consumable Fuels	—	(a)	—	(439,289)	439,289	—	—	—	—	—		—

|  120

Notes to Financial Statements (continued)

December 31, 2020

Strategic Alpha Fund — continued

Asset Valuation Inputs — continued

Investments in Securities	Balance as of December 31, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2020		Change in Unrealized Appreciation (Depreciation) from Investments Held at December 31, 2020
Preferred Stocks
Energy	$293,900	$—	$—	$(293,900)	$—	$—	$—	$—	$—	(a)	$(293,900)
Other Investments
Aircraft ABS	7,776,000	—	—	(6,645,600)	—	—	—	—	1,130,400		(6,645,600)
Equity Linked Notes	688,113	—	36,124	(30,859)	—	(693,378)	—	—	—		—

Total	$15,665,031	$22,823	$(1,860,611)	$(10,518,672)	$222,417	$(5,321,838)	$10,521,367	$(801,522)	$7,928,995		$(11,853,401)

(a)	Includes a security fair valued at zero using level 3 inputs.

Debt securities valued at $801,522 were transferred from Level 3 to Level 2 during the period ended December 31, 2020. At December 31, 2019, these securities were valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the securities. At December 31, 2020, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $862,539 was transferred from Level 2 to Level 3 during the period ended December 31, 2020. At December 31, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2020, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

Debt securities valued at $9,658,828 were transferred from Level 2 to Level 3 during the period ended December 31, 2020. At December 31, 2019, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2020, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

Strategic Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2020		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2020		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2020
Bonds and Notes
Non-Convertible Bonds
ABS Other	$14,229,305	(a)	$—	152	$(29,929)	$472,905	$(454,471)	$—	$—	$14,217,962	(a)	$(94,355)
Convertible Bonds
Oil Field Services	6,103,774		29,190	—	(31,212)	229,195	—	—	—	6,330,947		(31,212)
Senior Loans
Construction Machinery	11,064,036		242,118	(918,610)	981,118	—	(1,506,446)	—	—	9,862,216		222,456
Common Stocks
Oil Field Services	—	(a)	—	—	—	—	—	—	—	—	(a)	—
Oil, Gas & Consumable Fuels	100,378	(a)	—	(2,215,133)	2,114,755	3,473,775	—	—	—	3,473,775	(a)	—
Specialty Retail	—	(a)	—	—	—	—	—	—	—	—	(a)	—

121  |

Notes to Financial Statements (continued)

December 31, 2020

Strategic Income Fund — continued

Asset Valuation Inputs — continued

Investments in Securities	Balance as of September 30, 2020		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2020		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2020
Preferred Stocks
Convertible Preferred Stocks
Energy	$—	(a)	$—	$—	$—	$—	$—	$—	$—	$—	(a)	$—
Warrants	—		—	—	3,838,684	—	—	5,921,575	—	9,760,259		3,838,684

Total	$31,497,493		$271,308	$(3,133,591)	$6,873,416	$4,175,875	$(1,960,917)	$5,921,575	$—	$43,645,159		$3,935,573

(a)	Includes a security fair valued at zero using Level 3 inputs.

A warrant valued at $5,921,575 was transferred from Level 2 to Level 3 during the period ended December 31, 2020. At December 31, 2019, this security was valued on the basis of closing bid quotations furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2020, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Investment Grade Bond Fund and Strategic Alpha Fund used during the period include forward foreign currency contracts, futures contracts, option contracts and swap agreements.

Investment Grade Bond Fund and Strategic Alpha Fund are subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Funds may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. The Funds may also use credit default swaps, as a protection seller, to gain investment exposure. During the year ended December 31, 2020, Strategic Alpha Fund engaged in credit default swap agreements (as a protection buyer) to hedge its credit exposure, and Investment Grade Bond Fund and Strategic Alpha Fund engaged in credit default swap agreements (as a protection seller) to gain investment exposure.

Strategic Alpha Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended December 31, 2020, the Fund engaged in forward foreign currency contracts for hedging purposes and to gain exposure to foreign currencies.

Strategic Alpha Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts and interest rate swap agreements to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Fund may also use futures contracts and interest rate swap agreements to gain investment exposure. During the year ended December 31, 2020, the Fund engaged in futures contracts for hedging and duration management purposes and to gain investment exposure, and interest rate swap agreements for hedging purposes and to gain investment exposure.

Strategic Alpha Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes and use futures and option contracts to gain investment exposure. During the year ended December 31, 2020, the Fund engaged in futures contracts for hedging purposes and option contracts for hedging purposes and to gain investment exposure.

|  122

Notes to Financial Statements (continued)

December 31, 2020

Transactions in derivative instruments for Investment Grade Bond Fund during the year ended December 31, 2020, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Swap agreements
Credit contracts	$8,539,507

The following is a summary of derivative instruments for Strategic Alpha Fund as of December 31, 2020, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Swap agreements at value[1]	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$197,122	$—	$197,122

Exchange-traded/cleared asset derivatives
Credit contracts	$—	$8,223,433	$8,223,433

Total asset derivatives	$197,122	$8,223,433	$8,420,555

Liabilities	Options written at value	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[2]	Swap agreements at value[1]	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$—	$(3,258,689)	$—	$—	$(3,258,689)
Credit contracts	—	—	—	(205,829)	(205,829)

Total over-the counter liability derivatives	$—	$(3,258,689)	$—	$(205,829)	$(3,464,518)

Exchange-traded/cleared liability derivatives
Interest rate contracts	$—	$—	$(22,434)	$(2,049,100)	$(2,071,534)
Equity contracts	(159,801)	—	—	—	(159,801)

Total exchange-traded/cleared liability derivatives	$(159,801)	$—	$(22,434)	$(2,049,100)	$(2,231,335)

Total liability derivatives	$(159,801)	$(3,258,689)	$(22,434)	$(2,254,929)	$(5,695,853)

[1]

Represents swap agreements, at value. Market value of swap agreements is reported in the Portfolio of Investments along with the unamortized upfront premium paid (received), if any, and unrealized appreciation (depreciation) on each individual contract. Unrealized appreciation (depreciation) and upfront premiums paid (received) for bilateral swap agreements are reported within the Statements of Assets and Liabilities. Only the current day’s variation margin on centrally cleared swap agreements is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

[2]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

123  |

Notes to Financial Statements (continued)

December 31, 2020

Transactions in derivative instruments for Strategic Alpha Fund during the year ended December 31, 2020, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[3]	Futures contracts	Options written	Swap agreements	Forward foreign currency contracts
Interest rate contracts	$—	$5,475,650	$—	$(317,110)	$—
Foreign exchange contracts	—	—	—	—	(1,382,516)
Credit contracts	—	—	—	8,601,751	—
Equity contracts	(94,053)	1,641,905	(50,234)	—	—

Total	$(94,053)	$7,117,555	$(50,234)	$8,284,641	$(1,382,516)

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[3]	Futures contracts	Options written	Swap agreements	Forward foreign currency contracts
Interest rate contracts	$—	$(19,222)	$—	$(136,676)	$—
Foreign exchange contracts	—	—	—	—	(1,956,477)
Credit contracts	—	—	—	2,559,268	—
Equity contracts	21,464	—	1,016	—	—

Total	$21,464	$(19,222)	$1,016	$2,422,592	$(1,956,477)

[3]	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets for Investment Grade Bond Fund and Strategic Alpha Fund, based on gross month-end or daily (as applicable) notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2020:

Investment Grade Bond Fund	Credit Default Swaps
Average Notional Amount Outstanding	1.70%
Highest Notional Amount Outstanding	4.77%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of December 31, 2020	0.00%

Strategic Alpha Fund	Forwards	Futures	Credit Default Swaps	Interest Rate Swaps
Average Notional Amount Outstanding	9.97%	2.80%	9.58%	1.04%
Highest Notional Amount Outstanding	25.04%	3.68%	13.60%	1.76%
Lowest Notional Amount Outstanding	3.57%	1.45%	6.52%	0.00%
Notional Amount Outstanding as of December 31, 2020	4.29%	2.96%	8.24%	1.71%

Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward, futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the net assets.

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Notes to Financial Statements (continued)

December 31, 2020

The volume of option contract activity, as a percentage of net assets for Strategic Alpha Fund, based on the month-end market values of instruments underlying purchased and written options, at absolute value, was as follows for the year ended December 31, 2020:

Strategic Alpha Fund	Put Options Purchased*	Call Options Written*
Average Market Value of Underlying Instruments	0.65%	0.43%
Highest Market Value of Underlying Instruments	4.18%	0.73%
Lowest Market Value of Underlying Instruments	0.00%	0.23%
Market Value of Underlying Instruments as of December 31, 2020	0.00%	0.73%

*	Market value of underlying instruments is determined by multiplying option shares by the price of the option’s underlying security.

Amounts outstanding at the end of the prior period, if applicable, are included in the average amount outstanding.

Over-the-counter derivatives, including forward foreign currency contracts and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of December 31, 2020, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Strategic Alpha Fund
Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Morgan Stanley Capital Services, Inc.	$157,021	$(157,021)	$—	$—	$—
Standard Chartered Bank	40,101	(40,101)	—	—	—

	$197,122	$(197,122)	$—	$—	$—

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(119,874)	$—	$(119,874)	$—	$(119,874)
Barclays Bank PLC	(267,504)	—	(267,504)	267,504	—
Deutsche Bank AG	(97,505)	—	(97,505)	—	(97,505)
HSBC Bank USA	(26,150)	—	(26,150)	—	(26,150)
Morgan Stanley Capital Services, Inc.	(2,654,246)	157,021	(2,497,225)	2,497,225	—
Standard Chartered Bank	(299,239)	40,101	(259,138)	—	(259,138)

	$(3,464,518)	$197,122	$(3,267,396)	$2,764,729	$(502,667)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap

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Notes to Financial Statements (continued)

December 31, 2020

spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2020:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Strategic Alpha Fund	$26,463,379	$23,501,528

5.  Purchases and Sales of Securities.  For the year ended (period ended for International Growth Fund and Strategic Income Fund) December 31, 2020, purchases and sales of securities (excluding short-term investments and option/swaption contracts and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Fund	$—	$719,832	$105,225,652	$144,317,795
Intermediate Municipal Bond Fund	—	—	26,855,591	9,378,291
International Growth Fund	—	—	14,904,858	78,069
Investment Grade Bond Fund	1,006,992,460	1,417,835,771	2,798,186,728	2,389,546,038
Strategic Alpha Fund	4,144,853,650	4,146,862,569	923,314,599	1,100,948,094
Strategic Income Fund	507,154,634	991,690,968	1,033,946,501	1,798,142,188

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to High Income Fund, International Growth Fund, Investment Grade Bond Fund, Strategic Alpha Fund and Strategic Income Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis, which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $1.05 billion	Next $750 million	Next $13 billion	Next $10 billion	Over $25 billion
High Income Fund	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
International Growth Fund	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Investment Grade Bond Fund	0.40%	0.40%	0.40%	0.40%	0.38%	0.38%
Strategic Alpha Fund	0.60%	0.60%	0.55%	0.55%	0.55%	0.55%
Strategic Income Fund	0.65%	0.60%	0.60%	0.55%	0.54%	0.53%

Natixis Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to Intermediate Municipal Bond Fund. Natixis Advisors is a wholly-owned subsidiary of Natixis.

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Notes to Financial Statements (continued)

December 31, 2020

Under the terms of the management agreement, Intermediate Municipal Bond Fund pays a management fee at the annual rate of 0.40% of the Fund’s average daily net assets, calculated daily and payable monthly.

Natixis Advisors has entered into a subadvisory agreement for the Fund with Loomis Sayles. Under the terms of the subadvisory agreement, the Fund has agreed to pay Loomis Sayles a subadvisory fee at the annual rate of 0.20% of the Fund’s average daily net assets, calculated daily and payable monthly.

Payments to Natixis Advisors are reduced by the amounts of payments to Loomis Sayles, as calculated based on the above.

Natixis Advisors and Loomis Sayles have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2021 for High Income Fund, Intermediate Municipal Bond Fund and Strategic Alpha Fund, until April 30, 2022 for International Growth Fund and Investment Grade Bond Fund and until January 31, 2022 for Strategic Income Fund, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended (period ended for International Growth Fund and Strategic Income Fund) December 31, 2020, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y	Admin Class
High Income Fund	1.00%	1.75%	0.70%	0.75%	—
Intermediate Municipal Bond Fund	0.70%	1.45%	—	0.45%	—
International Growth Fund	1.20%	1.95%	0.90%	0.95%	—
Investment Grade Bond Fund	0.75%	1.50%	0.45%	0.50%	1.00%
Strategic Alpha Fund	1.00%	1.75%	0.70%	0.75%	—
Strategic Income Fund	1.00%	1.75%	0.70%	0.75%	1.25%

Prior to July 1, 2020, the expense limits as a percentage of average daily net assets under the expense limitation agreements for Investment Grade Bond Fund and Strategic Income Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y	Admin Class
Investment Grade Bond Fund	0.76%	1.51%	0.46%	0.51%	1.01%
Strategic Income Fund	1.25%	2.00%	0.95%	1.00%	1.50%

Natixis Advisors and Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended (period ended for International Growth Fund and Strategic Income Fund) December 31, 2020, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
High Income Fund	$669,082	$243,461	$425,621	0.60%	0.38%
Intermediate Municipal Bond Fund	92,759	92,759	—	0.40%	—%
International Growth Fund	4,945	4,945	—	0.75%	—%
Investment Grade Bond Fund	22,550,836	2,021,089	20,529,747	0.40%	0.36%
Strategic Alpha Fund	7,083,082	—	7,083,082	0.60%	0.60%
Strategic Income Fund	8,602,302	—	8,602,302	0.57%	0.57%

[1]	Management fee waivers are subject to possible recovery until December 31, 2021.

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Notes to Financial Statements (continued)

December 31, 2020

For the year ended December 31, 2020, expenses have been reimbursed as follows:

Fund	Reimbursement
Intermediate Municipal Bond Fund	$73,948
International Growth Fund	29,987

No expenses were recovered for any of the Funds during the year ended (period ended for Strategic Income Fund) December 31, 2020 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”), and Investment Grade Bond Fund and Strategic Income Fund have adopted a Distribution Plan relating to their Admin Class shares (the “Admin Class Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

Under the Admin Class Plans, Investment Grade Bond Fund and Strategic Income Fund pay Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Investment Grade Bond Fund and Strategic Income Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended (period ended for International Growth Fund and Strategic Income Fund) December 31, 2020, the service and distribution fees for each Fund were as follows:

	Service Fees					Distribution Fees
Fund	Class A		Class C		Admin Class	Class C	Admin Class
High Income Fund	$54,502		$7,095		$—	$21,284	$—
Intermediate Municipal Bond Fund	21,311		3,150		—	9,451	—
International Growth Fund	—	[1]	—	[1]	—	1	—
Investment Grade Bond Fund	2,037,993		411,503		283,813	1,234,508	283,813
Strategic Alpha Fund	89,110		31,116		—	93,347	—
Strategic Income Fund	1,063,191		169,163		63,990	507,489	63,990

[1]	Less than $1.

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

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Notes to Financial Statements (continued)

December 31, 2020

For the year ended (period ended for International Growth Fund and Strategic Income Fund) December 31, 2020, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
High Income Fund	$49,521
Intermediate Municipal Bond Fund	10,156
International Growth Fund	284
Investment Grade Bond Fund	2,463,304
Strategic Alpha Fund	521,998
Strategic Income Fund	656,953

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended (period ended for Strategic Income Fund) December 31, 2020, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
High Income Fund	$79,873
Intermediate Municipal Bond Fund	5,105
Investment Grade Bond Fund	3,297,339
Strategic Alpha Fund	394,176
Strategic Income Fund	1,100,338

As of December 31, 2020, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
High Income Fund	$645
Intermediate Municipal Bond Fund	95
Investment Grade Bond Fund	40,327
Strategic Alpha Fund	4,862
Strategic Income Fund	54,289

Sub-transfer agent fees attributable to Class A, Class C, Class Y, and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended (period ended for International Growth Fund and Strategic Income Fund) December 31, 2020 were as follows:

Fund	Commissions
High Income Fund	$2,357
Intermediate Municipal Bond Fund	1,912
International Growth Fund	1
Investment Grade Bond Fund	119,731
Strategic Alpha Fund	8,936
Strategic Income Fund	6,502

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Notes to Financial Statements (continued)

December 31, 2020

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.

g.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to High Income Fund and International Growth Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through April 30, 2021 for High Income Fund and April 30, 2022 for International Growth Fund, and is not subject to recovery under the expense limitation agreement described above.

For the year ended December 31, 2020, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Fund	Reimbursement of Transfer Agency Expenses
Class N
High Income Fund	$1,039
International Growth Fund	4

h.  Affiliated Ownership.  As of December 31, 2020, Natixis and affiliates and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the following Funds’ net assets.

Fund	Natixis and affiliates	Retirement Plan
International Growth Fund	100%	—
Investment Grade Bond Fund	—	0.12%
Strategic Alpha Fund	—	0.22%

Investment activities of affiliated shareholders could have material impacts on the Fund.

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Notes to Financial Statements (continued)

December 31, 2020

i.  Affiliated Transactions.  As a result of a business restructuring, Strategic Income Fund received common shares of Pioneer Energy Services Corp. (the “Company”) constituting more than 5% of the voting securities of the Company. As such, the Company is considered to be an affiliate at December 31, 2020. Similarly, as a result of a business restructuring, the Fund received common shares of Lonestar Resources U.S., Inc. (the “Company”) constituting more than 5% of the voting securities of the Company. As such, the Company is considered to be an affiliate at December 31, 2020. A summary of affiliated transactions for the period ended December 31, 2020, is as follows:

	Beginning Value	Purchase Cost		Sales Proceeds	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Ending Value	Investment Income
Pioneer Energy Services Corp., 5.000% PIK or 5.000% Cash	$6,103,774	$229,195	*	$—	$29,190	$—	$(31,212)	$6,330,947	$125,727
Pioneer Energy Services Corp.	—	—		—	—	—	—	—	—
Lonestar Resources U.S., Inc.	—	3,473,775	**	—	—	—	—	3,473,775	—

	$6,103,774	$3,702,970		$—	$29,190	$—	$(31,212)	$9,804,722	$125,727

*	Represents interest paid in additional principal.
**	Represents basis assigned upon receipt in a taxable restructuring.

j.  Payment by Affiliates.  For the year ended December 31, 2020, Loomis Sayles reimbursed Strategic Alpha Fund $52,333 in connection with a trading error.

7.  Custodian Fees and Expenses.  State Street Bank, custodian to the Funds, has agreed to waive the custodian fees and certain other expenses for the first 12 months of operations for International Growth Fund. For the period ended December 31, 2020, total fees waived for the Fund were $1,887.

8.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses for High Income Fund, International Growth Fund, Investment Grade Bond Fund, Strategic Alpha Fund and Strategic Income Fund attributable to Class A, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

Intermediate Municipal Bond Fund allocates transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

For the year ended (period ended for International Growth Fund and Strategic Income Fund) December 31, 2020, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y	Admin Class
High Income Fund	$21,489	$2,888	$1,039	$76,888	$—
International Growth Fund	3	3	4	26	—
Investment Grade Bond Fund	640,456	130,191	5,345	2,616,004	89,275
Strategic Alpha Fund	20,283	7,122	1,740	388,610	—
Strategic Income Fund	338,601	53,912	752	749,551	20,383

9.  Line of Credit.  Each Fund except for International Growth Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended December 31, 2020, none of the Funds had borrowings under this agreement.

131  |

Notes to Financial Statements (continued)

December 31, 2020

10.  Risk.  The Funds’ investments in foreign securities, as applicable, may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Funds’ investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

International Growth Fund and Strategic Alpha Fund are non-diversified, which means that they are not limited under the 1940 Act to a percentage of assets that they may invest in any one issuer. Because the Funds may invest in the securities of a limited number of issuers, an investment in the Funds may involve a higher degree of risk than would be present in a diversified portfolio.

Global markets have experienced periods of high volatility triggered by the ongoing public health emergency known as coronavirus (“Covid-19”). As the situation continues, the extent and duration of the impact that the Covid-19 outbreak may have on financial markets and the economy as a whole remains highly uncertain. If the effects of the Covid-19 outbreak on financial markets and the economy continue for an extended period of time, the Funds’ future financial and investment results may be adversely affected.

11.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2020, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage of Ownership
High Income Fund	2	24.41%
Intermediate Municipal Bond Fund	3	54.02%
Investment Grade Bond Fund	1	9.47%
Strategic Alpha Fund	4	49.53%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	5,472,929	$23,366,332	1,181,562	$4,961,757
Issued in connection with the reinvestment of distributions	265,043	1,081,552	224,427	943,693
Redeemed	(1,646,663)	(6,698,230)	(1,744,701)	(7,332,092)

Net change	4,091,309	$17,749,654	(338,712)	$(1,426,642)

Class C
Issued from the sale of shares	204,929	$851,367	104,622	$442,064
Issued in connection with the reinvestment of distributions	27,930	113,438	40,123	169,298
Redeemed	(460,672)	(1,851,801)	(582,159)	(2,454,372)

Net change	(227,813)	$(886,996)	(437,414)	$(1,843,010)

Class N
Issued from the sale of shares	636,909	$2,492,319	347,075	$1,464,639
Issued in connection with the reinvestment of distributions	182,577	739,980	144,891	609,528
Redeemed	(240,181)	(982,234)	(290,834)	(1,225,972)

Net change	579,305	$2,250,065	201,132	$848,195

Class Y
Issued from the sale of shares	8,276,302	$32,427,807	5,715,875	$23,998,846
Issued in connection with the reinvestment of distributions	953,466	3,824,624	1,050,566	4,412,148
Redeemed	(22,428,758)	(87,181,268)	(5,779,231)	(24,250,953)

Net change	(13,198,990)	$(50,928,837)	987,210	$4,160,041

Increase (decrease) from capital share transactions	(8,756,189)	$(31,816,114)	412,216	$1,738,584

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Notes to Financial Statements (continued)

December 31, 2020

12.  Capital Shares (continued).

	Year Ended December 31, 2020		Year Ended December 31, 2019
Intermediate Municipal Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	269,748	$2,831,550	172,592	$1,769,797
Issued in connection with the reinvestment of distributions	11,723	121,983	12,521	128,813
Redeemed	(162,733)	(1,679,297)	(59,824)	(609,217)

Net change	118,738	$1,274,236	125,289	$1,289,393

Class C
Issued from the sale of shares	47,897	$494,485	43,687	$451,336
Issued in connection with the reinvestment of distributions	777	8,083	967	9,940
Redeemed	(85,913)	(898,719)	(75,820)	(777,366)

Net change	(37,239)	$(396,151)	(31,166)	$(316,090)

Class Y
Issued from the sale of shares	2,146,197	$22,275,909	118,355	$1,214,783
Issued in connection with the reinvestment of distributions	19,854	207,580	14,927	153,521
Redeemed	(556,921)	(5,809,326)	(620,551)	(6,360,407)

Net change	1,609,130	$16,674,163	(487,269)	$(4,992,103)

Increase (decrease) from capital share transactions	1,690,629	$17,552,248	(393,146)	$(4,018,800)

	Period Ended December 31, 2020(a)
International Growth Fund	Shares		Amount
Class A
Issued from the sale of shares	100		$1,000
Issued in connection with the reinvestment of distributions	–	(b)	1

Net change	100		$1,001

Class C
Issued from the sale of shares	100		$1,000
Issued in connection with the reinvestment of distributions	–	(b)	–	(c)

Net change	100		$1,000

Class N
Issued from the sale of shares	1,500,000		$15,000,000
Issued in connection with the reinvestment of distributions	1,224		12,450

Net change	1,501,224		$15,012,450

Class Y
Issued from the sale of shares	1,163		$11,750
Issued in connection with the reinvestment of distributions	1		9

Net change	1,164		$11,759

Increase from capital share transactions	1,502,588		$15,026,210

(a)	From commencement of operations on December 15, 2020 through December 31, 2020.
(b)	Amount rounds to less than one share.
(c)	Amount rounds to less than $1.00.

133  |

Notes to Financial Statements (continued)

December 31, 2020

12.  Capital Shares (continued).

	Year Ended December 31, 2020		Year Ended December 31, 2019
Investment Grade Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	20,934,113	$243,643,227	21,746,077	$242,390,732
Issued in connection with the reinvestment of distributions	4,472,710	51,487,111	1,759,350	19,703,186
Redeemed	(18,660,738)	(215,501,248)	(22,252,474)	(248,006,281)

Net change	6,746,085	$79,629,090	1,252,953	$14,087,637

Class C
Issued from the sale of shares	1,837,724	$21,073,918	1,602,835	$17,702,080
Issued in connection with the reinvestment of distributions	812,986	9,217,940	469,346	5,182,790
Redeemed	(9,377,842)	(108,032,709)	(18,184,031)	(200,209,503)

Net change	(6,727,132)	$(77,740,851)	(16,111,850)	$(177,324,633)

Class N
Issued from the sale of shares	35,059,681	$407,348,565	30,937,052	$345,100,891
Issued in connection with the reinvestment of distributions	8,107,642	93,301,449	4,168,997	46,698,958
Redeemed	(61,802,905)	(713,421,603)	(27,365,168)	(305,705,875)

Net change	(18,635,582)	$(212,771,589)	7,740,881	$86,093,974

Class Y
Issued from the sale of shares	116,069,530	$1,338,576,662	75,690,305	$842,848,095
Issued in connection with the reinvestment of distributions	21,359,279	246,149,320	8,703,543	97,536,256
Redeemed	(94,728,720)	(1,084,178,153)	(79,477,156)	(888,490,131)

Net change	42,700,089	$500,547,829	4,916,692	$51,894,220

Admin Class
Issued from the sale of shares	2,273,836	$26,516,127	1,693,129	$18,816,328
Issued in connection with the reinvestment of distributions	764,671	8,774,511	297,880	3,326,874
Redeemed	(2,101,154)	(24,136,301)	(2,538,140)	(28,454,222)

Net change	937,353	$11,154,337	(547,131)	$(6,311,020)

Increase (decrease) from capital share transactions	25,020,813	$300,818,816	(2,748,455)	$(31,559,822)

	Year Ended December 31, 2020		Year Ended December 31, 2019
Strategic Alpha Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,023,731	$10,060,502	4,057,576	$39,431,401
Issued in connection with the reinvestment of distributions	62,078	605,195	153,689	1,492,303
Redeemed	(2,666,522)	(25,934,557)	(2,971,674)	(28,966,949)

Net change	(1,580,713)	$(15,268,860)	1,239,591	$11,956,755

Class C
Issued from the sale of shares	126,434	$1,222,512	166,733	$1,611,447
Issued in connection with the reinvestment of distributions	10,648	103,121	26,221	253,548
Redeemed	(966,909)	(9,480,056)	(1,308,080)	(12,656,029)

Net change	(829,827)	$(8,154,423)	(1,115,126)	$(10,791,034)

Class N
Issued from the sale of shares	29,423,113	$288,816,017	3,995,830	$38,781,677
Issued in connection with the reinvestment of distributions	814,373	7,933,168	905,302	8,768,965
Redeemed	(10,308,071)	(98,238,299)	(750,043)	(7,281,454)

Net change	19,929,415	$198,510,886	4,151,089	$40,269,188

Class Y
Issued from the sale of shares	25,133,973	$249,260,831	33,476,137	$325,247,908
Issued in connection with the reinvestment of distributions	1,488,360	14,469,017	2,397,834	23,222,284
Redeemed	(52,322,387)	(502,765,399)	(62,461,312)	(606,867,293)

Net change	(25,700,054)	$(239,035,551)	(26,587,341)	$(258,397,101)

Decrease from capital share transactions	(8,181,179)	$(63,947,948)	(22,311,787)	$(216,962,192)

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Notes to Financial Statements (continued)

December 31, 2020

12.  Capital Shares (continued).

	Period Ended December 31, 2020(a)		Year Ended September 30, 2020
Strategic Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	3,166,668	$43,973,781	32,299,438	$444,080,248
Issued in connection with the reinvestment of distributions	1,651,138	22,982,383	3,167,184	43,610,276
Redeemed	(8,809,951)	(122,112,304)	(40,330,246)	(554,003,991)

Net change	(3,992,145)	$(55,156,140)	(4,863,624)	$(66,313,467)

Class C
Issued from the sale of shares	264,507	$3,697,602	1,902,282	$26,312,714
Issued in connection with the reinvestment of distributions	294,227	4,142,720	600,408	8,382,443
Redeemed	(2,483,699)	(34,767,841)	(29,280,757)	(408,234,280)

Net change	(1,924,965)	$(26,927,519)	(26,778,067)	$(373,539,123)

Class N
Issued from the sale of shares	3,263,554	$45,457,643	8,682,262	$119,974,137
Issued in connection with the reinvestment of distributions	271,195	3,768,709	464,321	6,391,355
Redeemed	(1,539,785)	(21,376,606)	(7,719,864)	(106,340,515)

Net change	1,994,964	$27,849,746	1,426,719	$20,024,977

Class Y
Issued from the sale of shares	10,433,588	$144,445,628	85,620,721	$1,132,582,915
Issued in connection with the reinvestment of distributions	3,910,477	54,349,355	8,028,339	110,319,204
Redeemed	(28,856,379)	(398,330,570)	(118,624,705)	(1,608,285,687)

Net change	(14,512,314)	$(199,535,587)	(24,975,645)	$(365,383,568)

Admin Class
Issued from the sale of shares	315,634	$4,401,178	1,076,312	$15,079,460
Issued in connection with the reinvestment of distributions	136,204	1,889,249	252,576	3,465,330
Redeemed	(551,434)	(7,568,203)	(2,287,176)	(30,910,379)

Net change	(99,596)	$(1,277,776)	(958,288)	$(12,365,589)

Decrease from capital share transactions	(18,534,056)	$(255,047,276)	(56,148,905)	$(797,576,770)

(a)	For the period October 1, 2020 through December 31, 2020.

	Year Ended September 30, 2019
	Shares	Amount
Class A
Issued from the sale of shares	27,644,005	$388,066,928
Issued in connection with the reinvestment of distributions	3,733,655	52,153,952
Redeemed	(40,562,001)	(568,498,683)

Net change	(9,184,341)	$(128,277,803)

Class C
Issued from the sale of shares	2,930,132	$41,347,083
Issued in connection with the reinvestment of distributions	1,354,833	19,052,625
Redeemed	(36,710,107)	(519,364,178)

Net change	(32,425,142)	$(458,964,470)

Class N
Issued from the sale of shares	5,710,006	$80,153,591
Issued in connection with the reinvestment of distributions	502,914	7,022,689
Redeemed	(4,226,437)	(59,477,704)

Net change	1,986,483	$27,698,576

Class Y
Issued from the sale of shares	60,558,641	$847,970,819
Issued in connection with the reinvestment of distributions	10,011,095	139,677,190
Redeemed	(123,342,737)	(1,721,792,645)

Net change	(52,773,001)	$(734,144,636)

Admin Class
Issued from the sale of shares	1,029,988	$14,399,151
Issued in connection with the reinvestment of distributions	293,184	4,080,471
Redeemed	(2,027,234)	(28,358,878)

Net change	(704,062)	$(9,879,256)

Decrease from capital share transactions	(93,100,063)	$(1,303,567,589)

135  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds II and Natixis Funds Trust II and Shareholders of Loomis Sayles High Income Fund, Loomis Sayles Intermediate Municipal Bond Fund, Loomis Sayles International Growth Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Strategic Alpha Fund and Loomis Sayles Strategic Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles High Income Fund, Loomis Sayles International Growth Fund, Loomis Sayles Investment Grade Bond Fund and Loomis Sayles Strategic Income Fund (four of the funds constituting Loomis Sayles Funds II) and Loomis Sayles Intermediate Municipal Bond Fund and Loomis Sayles Strategic Alpha Fund (two of the funds constituting Natixis Funds Trust II) (hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of operations	Statements of changes in net assets
Loomis Sayles High Income Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019
Loomis Sayles Intermediate Municipal Bond Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019
Loomis Sayles International Growth Fund	For the period from December 15, 2020 (commencement of operations) through December 31, 2020	For the period from December 15, 2020 (commencement of operations) through December 31, 2020
Loomis Sayles Investment Grade Bond Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019
Loomis Sayles Strategic Alpha Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019
Loomis Sayles Strategic Income Fund	For the three month period ended December 31, 2020 and for the year ended September 30, 2020	For the three month period ended December 31, 2020 and for the years ended September 30, 2020 and 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, short-term investee manager, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2021

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

|  136

2020 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2020, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
High Income Fund	0.50%
Investment Grade Bond Fund	0.33%
Strategic Alpha Fund	2.40%
Strategic Income Fund	2.96%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2020.

Fund	Amount
Investment Grade Bond Fund	$154,088,171
Strategic Income Fund	42,139,359

Qualified Dividend Income.  For the fiscal year ended December 31, 2020, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2020, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
High Income Fund	2.49%
International Growth Fund	100.00%
Investment Grade Bond Fund	0.61%
Strategic Alpha Fund	3.49%
Strategic Income Fund	13.69%

137  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust II and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Edmond J. English (1953)	Trustee since 2013 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired	54 Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Retired	54 Director of Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  138

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	54 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Chairperson of the Board of Trustees since January 2021 Trustee since 2009 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

139  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)

54

Trustee, Eastern Bank (bank); Director of Apartment Investment and Management Company (real estate investment trust); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)

Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee and Governance Committee Member	Retired; formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

|  140

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer of Natixis Funds Trust II and President of Loomis Sayles Funds II since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer Chief Compliance Officer and Anti-Money Laundering Officer	Since 2016 Since 2020	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Edmond J. English, Mr. Martin T. Meehan, Mr. Peter J. Smail and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/19- 12/31/19	1/1/20- 12/31/20	1/1/19- 12/31/19	1/1/20- 12/31/20	1/1/19- 12/31/19	1/1/20- 12/31/20	1/1/19- 12/31/19	1/1/20- 12/31/20
Loomis Sayles High Income Fund, Loomis Sayles International Growth Fund*, Loomis Sayles Investment Grade Bond Fund and Loomis Sayles Strategic Income Fund**	$97,986	$166,218	$1,025	$1,052	$16,208	$22,449	$—	$—

*	Effective December 15, 2020
**	Due to a change in the fiscal year end from 9/30 to 12/31, amounts reported for Loomis Sayles Strategic Income Fund are for the period 10/1/20-12/31/20

1.	Audit-related fees consist of:

2019 &2020 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2019 & 2020 – Review of Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2019 and 2020 were $17,233 and $23,501, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and entities controlling, controlled by or under common control with Loomis Sayles (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	10/1/19- 12/31/19	1/1/20- 12/31/20	10/1/19- 12/31/19	1/1/20- 12/31/20	10/1/19- 12/31/19	1/1/20- 12/31/20
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis Sayles and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	1/1/19-12/31/19	1/1/20-12/31/20
Control Affiliates	$27,252	$1,646

None of the services described above were approved pursuant to paragraph (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Registrant and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit-related and tax services. This approval is subject to review by the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds II

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer

Date:	February 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer

Date:	February 22, 2021

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer and Principal Financial and Accounting Officer

Date:	February 22, 2021